Exhibit 10.3


                             MASTER DEVELOPMENT AGREEMENT


                                       between


                             CAPSTONE CAPITAL CORPORATION
                                a Maryland corporation


                                         and


                             GRAND COURT LIFESTYLES, INC.
                                a Delaware corporation

                                  September 18, 1996

                                  TABLE OF CONTENTS


          1.   DEFINITIONS AND USE OF CERTAIN TERMS . . . . . . . . . .   1
               1.1  Definitions . . . . . . . . . . . . . . . . . . . .   1
                    -----------
               1.2  Other Terms . . . . . . . . . . . . . . . . . . . .   1
                    -----------

          2.   TERM . . . . . . . . . . . . . . . . . . . . . . . . . .   2

          3.   COMMITMENT TO FUND . . . . . . . . . . . . . . . . . . .   2
               3.1  Total Commitment Amount . . . . . . . . . . . . . .   2
                    -----------------------
               3.2  Termination of Commitment . . . . . . . . . . . . .   2
                    -------------------------
               3.3  Event of Default  . . . . . . . . . . . . . . . . .   2
                    ----------------
               3.4  Cancellation and Termination Fees . . . . . . . . .   2
                    ---------------------------------

          4.   PROJECT DEVELOPMENT  . . . . . . . . . . . . . . . . . .   2
               4.1  Project Identification and Approval . . . . . . . .   2
                    -----------------------------------
               4.2  Site Acquisition  . . . . . . . . . . . . . . . . .   3
                    ----------------
               4.3  Development of Approved Projects  . . . . . . . . .   4
                    --------------------------------
               4.4  Lease of Approved Projects  . . . . . . . . . . . .   4
                    --------------------------
               4.5  Expenses  . . . . . . . . . . . . . . . . . . . . .   5
                    --------
               4.6  Opinion of Counsel  . . . . . . . . . . . . . . . .   5
                    ------------------
               4.7  Guaranties  . . . . . . . . . . . . . . . . . . . .   5
                    ----------
               4.8  Option to Sell  . . . . . . . . . . . . . . . . . .   5
                    --------------
               4.9  Closing of Transfer of Project Site . . . . . . . .   5
                    -----------------------------------

          5.   REPRESENTATIONS OF DEVELOPER . . . . . . . . . . . . . .   6
               5.1  Formation and Qualification . . . . . . . . . . . .   6
                    ---------------------------
               5.2  Transaction Documents . . . . . . . . . . . . . . .   6
                    ---------------------
               5.3  Financial Information . . . . . . . . . . . . . . .   6
                    ---------------------
               5.4  Litigation and Other Matters  . . . . . . . . . . .   7
                    ----------------------------
               5.5  Documents and Other Information . . . . . . . . . .   7
                    -------------------------------

          6.   FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . .   7

          7.   EVENTS OF DEFAULT AND REMEDIES OF CAPSTONE . . . . . . .   7
               7.1  Events of Default . . . . . . . . . . . . . . . . .   7
                    -----------------
               7.2  Remedies of Capstone  . . . . . . . . . . . . . . .   9
                    --------------------
               7.3  Remedies Cumulative . . . . . . . . . . . . . . . .   9
                    -------------------

          8.   IMPOSITIONS  . . . . . . . . . . . . . . . . . . . . . .   9

          9.   PERMITTED CONTESTS . . . . . . . . . . . . . . . . . . .  10

          10.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . .  10
               10.1 Waiver of Trial by Jury . . . . . . . . . . . . . .  10
                    -----------------------
               10.2 Notice  . . . . . . . . . . . . . . . . . . . . . .  10
                    ------
               10.3 Governing Law . . . . . . . . . . . . . . . . . . .  12
                    -------------
               10.4 Assignment  . . . . . . . . . . . . . . . . . . . .  12
                    ----------
               10.5 Entire Agreement  . . . . . . . . . . . . . . . . .  12
                    ----------------
               10.6 Amendments  . . . . . . . . . . . . . . . . . . . .  12
                    ----------
               10.7 Waiver of Breach  . . . . . . . . . . . . . . . . .  12
                    ----------------
               10.8 Severability  . . . . . . . . . . . . . . . . . . .  12
                    ------------
               10.9 Captions and Headings . . . . . . . . . . . . . . .  12
                    ---------------------
               10.10     Counterparts . . . . . . . . . . . . . . . . .  12
                         ------------
               10.11     Binding Effect . . . . . . . . . . . . . . . .  12
                         --------------
               10.12     No Rule of Construction  . . . . . . . . . . .  12
                         -----------------------
               10.13     No Third Party Beneficiary . . . . . . . . . .  13
                         --------------------------
               10.14     Time is of the Essence . . . . . . . . . . . .  13
                         ----------------------

                             MASTER DEVELOPMENT AGREEMENT

               THIS MASTER DEVELOPMENT AGREEMENT (this "Agreement") is made and entered into as of September 18, 1996, between CAPSTONE CAPITAL CORPORATION, a Maryland corporation ("Capstone") and GRAND COURT LIFESTYLES, INC., a Delaware corporation
          ("Developer"):

                                       RECITALS

               WHEREAS, Capstone wishes to acquire various tracts of land in various locations , on which to develop up to four assisted and independent living facilities consisting of up to 150 units each, and to subsequently develop such facilities;

               WHEREAS, Developer has the experience with and the knowledge of the acquisition, development and operation of the projects previously described; and

               WHEREAS, Capstone wishes to employ Developer to provide Capstone with assistance in the site acquisition and development of the projects previously described and, once developed, to lease the same to Developer under long-term, triple net pass through leases as more particularly set forth below.

                                      WITNESSETH

               NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Capstone and the Developer do hereby agree as follows:

          1.   DEFINITIONS AND USE OF CERTAIN TERMS.

               1.1  Definitions.  The definitions of certain terms used
                    -----------
          herein are set forth on Exhibit A attached hereto.
                                  ---------

               1.2  Other Terms.  The term "document" is used in its
                    -----------
          broadest sense and encompasses agreements, certificates, opinions, consents, instruments and other written material of every kind. The terms "including" and "include" mean "including without limitation" and "including, but not limited to,". The term "any" as a modifier to any noun, shall be construed to mean "any and/or all" preceding the same noun in the plural. The terms "herein" "hereunder" and other similar compounds of the word "here" refer to the entire document in which the term appears and not to any particular provision or section of the document. In all cases where Capstone's approval or consent is required hereunder, such approval or consent must be in writing and, except as herein otherwise provided, may be withheld in Capstone's sole and absolute discretion.

          2. TERM. This Agreement shall be effective as of the date hereof and, except as otherwise provided, shall continue in effect for two years (the "Commitment Termination Date"). The modification or termination of this Agreement shall not effect the rights or obligations of either party under any Development Agreement or Lease entered into between Capstone and Developer prior to the effective date of the modification or termination.

          3.   COMMITMENT TO FUND.

               3.1  Total Commitment Amount.  Subject to the terms and
                    -----------------------
          conditions hereinafter set forth, Capstone agrees to fund the acquisition and development of each of the Approved Projects from time to time up to the Total Commitment Amount. Unless sooner terminated pursuant to the provisions of Sections 3.2 or 3.3, the Commitment shall be in effect from the date hereof until the Commitment Termination Date. The Total Commitment Amount available for funding hereunder for one or more Approved Projects shall be reduced from time to time by the aggregate amount of the Maximum Project Amounts set forth in the executed Development Agreements.

               3.2  Termination of Commitment.  Developer may at any time
                    -------------------------
          prior to the Commitment Termination Date, terminate the Commitment in full by giving three Business Days' prior written notice thereof to Capstone and paying in full the Cancellation Fee pursuant to Section 3.4. No termination of the Commitment or reduction of the Total Commitment Amount shall be subject to reinstatement.

               3.3  Event of Default.  Upon the occurrence of an Event of
                    ----------------
          Default, Capstone may terminate the Commitment by written notice to Developer.

               3.4  Cancellation and Termination Fees.  In the event all or
                    ---------------------------------
          a portion of the Commitment is terminated by Developer pursuant to Section 3.2 or by Capstone pursuant to Section 3.3, Developer shall pay a cancellation fee, which fee (the "Cancellation Fee") shall be equal to one percent of the unfunded portion of the Total Commitment Amount. In the event that on the Commitment Termination Date any portion of the Total Commitment Amount remains unfunded, Developer shall pay to Capstone a termination fee, which fee (the "Termination Fee") shall be equal to one percent of such unfunded amount in excess of $2,000,000.00. For purposes of calculating the Cancellation Fee or the Termination Fee, any portion of the Total Commitment Amount that is designated for disbursement under a Development Agreement executed pursuant to an Approved Development Plan shall be deemed as funded even though some amounts remain undisbursed as of the Commitment Termination Date.

          4.   PROJECT DEVELOPMENT.

               4.1  Project Identification and Approval.  As soon as
                    -----------------------------------
          reasonably practicable after the date hereof, Developer shall identify up to four proposed Projects (the "Proposed Projects"), and shall submit to Capstone a plan for each of the Proposed Projects, which plan (the "Improvement Plan") shall include (i) all plans, specifications, drawings, details and proforma budgets necessary or appropriate for the construction, development, use and operation of an assisted and independent living facility containing up to approximately 150 units and approximately 130,000 gross square feet depending upon the number of units,
          (ii) site analysis and description for the acquisition of the real estate necessary or appropriate in connection with such assisted and independent living facility, (iii) analysis and description for the acquisition and installation of all personal property necessary or appropriate for the use and operation of the assisted and independent living facility, (iv) preliminary estimates by Developer for the Real Estate Acquisition Amount necessary or appropriate in connection with the Proposed Project, and (v) and all other items that Capstone may reasonably request in connection with the acquisition, construction, development and operation of the Proposed Project. Capstone shall approve or disapprove each Improvement Plan within 30 days after receipt of the last of the foregoing items; provided that Capstone shall use its best efforts to identify objections to the Improvement Plan as the various items are received from Developer and shall provide Developer with written notice of the same within ten days after identifying any such objections. Each Improvement Plan is subject to approval by Capstone and may be amended, modified or supplemented by Developer with Capstone's approval (such approved Improvement Plan, as from time to time amended, modified or supplemented with Capstone's approval, the "Approved Development Plan"). Each Approved Development Plan may include a lease-up allocation of up to $450,000.00 and a contingency amount and a developer's fee of up to five percent each of the total estimated hard costs of construction of the Approved Project. Each Approved Development Plan shall include reasonable estimates by Capstone of the Real Estate Acquisition Amount for such Approved Project, together with a line item budget (the "Approved Budget") for such Approved Project with respect to which Capstone has agreed to fund construction advances pursuant to the provisions of the Development Agreement (and a copy of which Approved Budget shall be attached to the applicable Development Agreement), as originally approved in writing by Capstone and as supplemented and modified in writing from time to time in accordance with the terms of this Agreement and the Development Agreement. In the event that Capstone shall disapprove any of the proposed Improvement Plans or any amendment, modification or supplement thereof, Capstone and Developer shall consult with each other concerning Capstone's objections, and the parties shall in good faith attempt to make appropriate modifications to satisfy such objections. In no event shall Capstone be required to fund any portion of the Total Commitment Amount other than (A) pursuant to an Approved Development Plan or (B) at Capstone's option, to reimburse Capstone for any Real Estate Acquisition Amount. For purposes of this Agreement, the total amount reflected on the applicable Approved Budget to be advanced for the development of an Approved Project, including, but not limited to, the applicable Real Estate Acquisition Amount, commitment fees, title insurance premiums, attorneys fees incurred in connection with the applicable Approved Project, the lease-up allocation, the contingency amount, the developer's fee, the costs of construction and development of such Approved Project as contemplated by this Agreement, shall be referred to as the "Maximum Project Amount."

               4.2  Site Acquisition.  Developer shall be responsible for
                    ----------------
          the identification and analysis of the real estate for the Proposed Projects and shall assist Capstone in the negotiations for the purchase of the real estate necessary or appropriate in connection with an Approved Project (the "Project Site"). The Real Estate Acquisition Amounts for the acquisition of each Project Site shall be funded by Capstone out of the Total Commitment Amount. In the event that any Project Site is owned by Developer, Developer shall sell the same to Capstone for an amount equal to the total costs invested in such Project Site by Developer and as approved by Capstone. All out-of-pocket expenses incurred by Capstone in connection with the acquisition of the Project Sites, including the purchase price, closing costs, title premiums, recording fees and taxes, environmental reports, surveys, appraisals, reasonable attorneys' fees and expenses (collectively, the "Real Estate Acquisition Amount(s)") shall be included in the determination of the Maximum Project Amount for the Approved Project of which such Project Site is a part and shall be deducted from the Total Commitment Amount as described in Section 3.1 hereof.

               4.3  Development of Approved Projects.  Simultaneously with
                    --------------------------------
          the purchase by Capstone of any Project Site, Developer shall execute and deliver to Capstone, or to a Subsidiary of Capstone, a development agreement for the development of the Approved Project associated with such Project Site in substantially the form attached hereto as Exhibit B (the "Development Agreement"),
                                  ---------
          together with all guarantees and other documents contemplated herein and therein, agreeing, among other things, (i) to develop and construct the Approved Project for an amount not to exceed the Maximum Project Amount, (ii) to obtain or execute a construction contract for the Approved Project with a fixed price or guaranteed maximum amount, such contract to be in a form and with a general contractor reasonably acceptable to Capstone with appropriate bonds for payment and performance issued by companies reasonably acceptable to Capstone, (iii) to commence construction of the Approved Project within 30 days after the closing of the acquisition of the Project Site, and (iv) to complete construction of the Approved Project (as defined in Section 10.1 of the Development Agreement) within 15 months after commencement of construction. The parties acknowledge that Developer may negotiate a more comprehensive design and build contract with the general contractor for a particular Approved Project. In such event, the parties will make necessary and appropriate changes to the Development Agreement for such Approved Project to reflect the design and build arrangement.

               4.4  Lease of Approved Projects.  Simultaneously with the
                    --------------------------
          purchase by Capstone of any Project Site, Developer shall execute and deliver to Capstone a lease agreement for the Approved Project associated with such Project Site, which lease agreement
          (i) shall be in substantially the form attached hereto as Exhibit
                                                                    -------
           C the (the "Lease"), (ii) for the first Lease, shall include an
           -
          initial term of 15 years from the completion of the Approved Project pursuant to the terms of Section 10.1 of the Development Agreement but in no event later than 15 months from the date of the Development Agreement for the applicable Approved Project,
          (iii) for all Leases executed subsequent to the first Lease, shall include a term with the same expiration date as the first Lease, (iv) shall provide for an initial annual rental rate equal to the sum of the total Maximum Project Amount disbursed or estimated to be disbursed in connection with such Approved Project times the greater of (A) the Treasury Yield in effect ten
                  -----
          days prior to the date of the completion of the Approved Project pursuant to Section 10.1 of the Development Agreement plus 3.5% and (B) 9.75 %. Notwithstanding the foregoing, it is the intent of the parties that all amounts disbursed under the Commitment be reimbursed by Developer or included within one of the Leases, regardless of whether such amounts can be identified with any particular Approved Project. Therefore, the parties agree that any amounts disbursed by Capstone hereunder that are not reimbursed by Developer, and which amounts cannot be associated with any particular Approved Project, shall be allocated by Capstone to one or more of the Approved Projects.

               4.5  Expenses.  To the extent not directly paid by Developer
                    --------
          or included in an Approved Budget, all costs and expenses incurred by Capstone in connection with this Agreement (the "Transaction Expenses") shall be reimbursed by Developer to Capstone within ten days after demand therefor by Capstone, or, at Developer's option, included as an amount funded under the applicable Development Agreement for purposes of calculating the initial minimum rent due under the applicable Lease.

               4.6  Opinion of Counsel.  Simultaneously with the execution
                    ------------------
          hereof, Developer shall deliver or cause to be delivered to Capstone an opinion of counsel, in form and substance reasonably satisfactory to Capstone, regarding the due authorization, execution and enforceability of this Agreement and such other matters as Capstone may reasonably request.

               4.7  Guaranties.  In the event that Developer uses a
                    ----------
          Subsidiary (or an entity comprised of its Subsidiaries) to execute and deliver any of the Development Agreements or Leases, Developer agrees to absolutely and unconditionally guarantee the full, prompt and faithful performance by such Subsidiary of all covenants and obligations to be performed by such Subsidiary under any such Development Agreement or Lease. In the event Capstone uses a Subsidiary (or an entity comprised of its Subsidiaries) to execute and deliver any of the Development Agreements, Capstone agrees to absolutely and unconditionally guarantee the full, prompt and faithful performance by such Subsidiary of all covenants and obligations to be performed by such Subsidiary under any such Development Agreement.

               4.8  Option to Sell.  In the event that Developer fails to
                    --------------
          obtain a building permit for any Approved Project and commence construction of the same within six months after the execution of the applicable Development Agreement, then Capstone may, at its sole option, require Developer to purchase the applicable Project Site by delivery of written notice (the "Sale Notice") to Developer at any time after such six-month period but prior to the issuance of a building permit. The purchase price for the Project Site shall be, as of the date of conveyance of the Project Site pursuant to the terms of Section 4.9, the sum of the Real Estate Acquisition Amount associated with the applicable Project Site plus interest on such amount at the rate of the Prime Rate plus one percent plus a cancellation fee equal to ten percent of the sum of the Real Estate Acquisition Amount associated with the applicable Project Site (collectively, the "Termination Amount"). The conveyance of the Project Site by Capstone and the payment of the Termination Amount shall be on the terms, conditions and limitations set forth in Section 4.9.

               4.9  Closing of Transfer of Project Site.  In the event that
                    -----------------------------------
          Capstone exercises its right to sell the Project Site to Developer pursuant to Section 4.8, Developer shall pay the Termination Amount to Capstone as of the date of the conveyance of the Project Site to Developer. The closing with respect to a Capstone's exercise of its right to sell a Project Site to Developer pursuant to Section 4.8 shall be no later than 45 days after the Sale Notice. Upon receipt from Developer of the applicable Termination Amount, together with any other amounts owing to Capstone hereunder, Capstone shall deliver to Developer an appropriate instrument of conveyance (in substantially the same form used to convey the Project Site to Capstone) effective to convey the entire interest of Capstone in and to the Project Site to Developer, and such other standard documents usually and customarily prepared in connection with such transfers, free and clear of all encumbrances other than (A) those that Developer has agreed hereunder to pay or discharge, (B) any other encumbrances permitted to be imposed on the Project Site under the provisions of this Agreement, the applicable Development Agreement or through the actions of Developer, and (C) any matters affecting title to the Project Site on or as of the date hereof. The Termination Amount shall be paid in cash to Capstone, or as Capstone may direct, in immediately available funds. All expenses of such conveyance, including the cost of title examination or standard coverage title insurance, attorneys' fees incurred by Capstone in connection with such conveyance, transfer taxes, recording fees and similar charges shall be paid by Developer at the time of closing.

          5. REPRESENTATIONS OF DEVELOPER. Developer represents and warrants to Capstone that:

               5.1  Formation and Qualification.  Developer is a
                    ---------------------------
          corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, and has all requisite power and authority to enter into this Agreement, any of the Development Agreements, any of the Leases or any guarantees and other documents contemplated therein (collectively, the "Transaction Documents") and to conduct its business and own and lease its properties.

               5.2  Transaction Documents.  The execution, delivery and
                    ---------------------
          performance of the Transaction Documents by Developer are within such Developer's power and authority, have been duly authorized by all necessary action and do not and will not (a) require any Authorization which has not been obtained (except to the extent otherwise indicated in Section 4.1 with respect to Authorizations required in connection with any of the Proposed Projects), (b) contravene the Charter Documents of Developer, any applicable Laws or Other Requirements or any agreement or restriction binding on or affecting Developer or its property, or (c) result in or require the creation or imposition of any Lien or Right of Others upon or with respect to any property now owned by Developer. No Authorization of Developer (except which has already been obtained) is required for the enforcement by Capstone of its Remedies under the Transaction Documents. Each Transaction Document, when executed and delivered, will constitute the legal, valid and binding obligation of Developer, enforceable against such Developer in accordance with its terms, except as enforcement may be limited by principles of equity, bankruptcy, insolvency or other similar Laws affecting the rights of creditors generally.

               5.3  Financial Information.  (a) The Financial Statements of
                    ---------------------
          Developer which have been furnished to Capstone fairly present Developer's financial condition as at the dates of such Financial Statements and the results of operations for the periods covered by such Financial Statements, and since the respective dates of such Financial Statements, there has been no material adverse change in the financial condition, operations, properties or prospects of Developer. (b) Developer has filed all tax returns required to be filed by it, and has paid all Taxes due pursuant to such returns or in respect of any of its properties (except for any such Taxes which are being actively contested in good faith by appropriate proceedings), and to the current, actual knowledge of Developer without special inquiry or investigation, no basis exists for additional assessments which have not been adequately reserved against in the Financial Statements referred to above or otherwise disclosed in writing to Capstone.

               5.4  Litigation and Other Matters.  Except as otherwise
                    ----------------------------
          disclosed in writing to Capstone: (a) no actions or other proceedings affecting or relating to Developer or any of the Proposed Projects are pending or, to the best knowledge of Developer, threatened, and (b) no actions or other proceedings are pending or, to the best knowledge of Developer, threatened against or affecting Developer or any of its property which (as regards both clauses (a) and (b) immediately preceding), if determined adversely to such Developer, could materially impair the financial condition, operations, properties or prospects of such Developer or the ability of such Developer to perform its obligations under the Transaction Documents.

               5.5  Documents and Other Information.  All Documents and
                    -------------------------------
          other information delivered to Capstone pursuant to any of the Transaction Documents are and will be complete and correct in all material respects at the time of delivery to Capstone.

          6. FINANCIAL STATEMENTS. As soon as available and in any event within 90 days after the end of each Fiscal Year, Developer shall deliver its Financial Statements as of the end of such Fiscal Year, setting forth in comparative form the figures for the previous Fiscal Year. As soon as available and in any event within 45 days after the end of each of the first three quarterly periods of each Fiscal Year, Developer shall deliver its Financial Statements as of the end of such period, setting forth in comparative form the figures for the previous Fiscal Year, which statements may be internal statements and need not be audited.

          7.   EVENTS OF DEFAULT AND REMEDIES OF CAPSTONE.

               7.1  Events of Default.  The occurrence of any one or more
                    -----------------
          of the following events shall constitute an Event of Default:

                    (a) Developer shall fail to pay all or any portion of any amount due under this Agreement within 10 days after written notice from Capstone to Developer; or

                    (b) Developer shall fail to perform or observe any other material term, covenant or condition of this Agreement or any document executed in connection herewith and such failure is not cured by Developer within a period of 30 days after receipt by Developer of notice thereof from Capstone, unless such failure cannot with due diligence be cured within a period of 30 days, in which case such failure shall not be deemed to continue if Developer proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof (as soon as reasonably possible); or

                    (c) any Representation proves to have been incorrect in any material respect when made; or

                    (d) Developer is enjoined by any court or other Governmental Agency from constructing any of the Approved projects or entering into any of the Transaction Documents and such injunction continues unreleased and unstayed for 45 days; or

                    (e) Developer is dissolved or liquidated or merged with or into any other Person; or for any period of more than ten days Developer ceases to exist in its present form and (where applicable) in good standing and duly qualified under the Laws of the state of Delaware; or all or substantially all of the assets of Developer are sold or otherwise transferred; provided that the foregoing shall not operate to prevent (i) merger or consolidation of any Subsidiary into Developer or a sale, transfer or lease of assets by any Subsidiary to Developer or (ii) a merger of any Person into Developer; provided that Developer shall be the surviving or continuing corporation and, after giving effect to such merger or consolidation: (A) Developer shall be in full compliance with the terms of this Agreement and
               (B) the management of Developer shall be substantially unchanged; or

                    (f) The Person or Persons who own at least 51% of the Voting Shares of Developer as of the date of this Agreement cease to own at least 51% of the Voting Shares of Developer; Developer assigns or attempts to assign any rights or interests under any Transaction Document without the prior written consent of Capstone; or any Transaction Document becomes or is claimed by Developer to be unenforceable against Developer; or

                    (g) Developer is subject to an order for relief by the bankruptcy court, or is unable or admits in writing its inability to pay its debts as they mature or makes an assignment for the benefit of creditors; or Developer applies for or consents to the appointment of any receiver, trustee or similar official for it or for all or any part of its property (or any such appointment is made without its consent and the appointment continues undischarged and unstayed for 60 days); or Developer institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation or similar proceeding relating to it or to all or any part of its property under the Laws of any jurisdiction (or any such proceeding is instituted without its consent and continues undismissed and unstayed for 60 days); or any judgment, writ, warrant of attachment or execution or similar process is issued or levied against any property of Developer and is not released, vacated or fully bonded within 60 days after its issue or levy; or

                    (h) Developer shall default beyond any applicable grace period contained in one or more major credit facilities which by their terms would permit an outstanding balance equal to or greater than $5,000,000.00 in the aggregate to be accelerated and the same shall be accelerated by the lender or other applicable party; or

                    (i) Developer shall fail to maintain a Consolidated Net Worth of at least $30,000,000.00; provided, however, if Developer shall complete an initial public offering of equity securities, Developer shall fail to maintain a Consolidated Net Worth of at least 75% of its Consolidated Net Worth that existed immediately after the completion of such initial public offering, but not less than $30,000,000.00.

               7.2  Remedies of Capstone.  Upon the occurrence of any Event
                    --------------------
          of Default, Capstone may, without further notice to or demand, if any, upon Developer, which are expressly waived by Developer (except for notices or demands otherwise required by applicable Laws to the extent not effectively waived by Developer and any notices or demands specified in the Transaction Documents), exercise any one or more of the following Remedies as Capstone may determine:

                    (a) Capstone may, at its option, terminate the Commitment, or Capstone may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to Capstone, to make further disbursements of the Commitment;

                    (b)  Capstone may perform any of Developer's
               obligations in such manner as Capstone may reasonably determine; or

                    (c) Capstone may proceed to protect, exercise and enforce any and all other Remedies provided under the Transaction Documents or by applicable Laws.

               All reasonable costs, expenses, charges and advances of Capstone in exercising any such Remedies shall be payable by Developer to Capstone as Transaction Expenses in accordance with
          Section 4.5.

               7.3  Remedies Cumulative.  Each of the Remedies of Capstone
                    -------------------
          provided in the Transaction Documents is cumulative and not exclusive of, and shall not prejudice, any other Remedy provided in the Transaction Documents or by applicable Laws. Each Remedy may be exercised from time to time as often as deemed necessary by Capstone, and in such order and manner as Capstone may determine. No failure or delay on the part of Capstone in exercising any Remedy shall operate as a waiver of such Remedy; nor shall any single or partial exercise of any Remedy preclude any other or further exercise of such Remedy or of any other Remedy. No application of payments, or any advances or other action by Capstone, will cure or waive any Event of Default or prevent acceleration, or continued acceleration, of amounts payable under the Transaction Documents or prevent the exercise, or continued exercise, of any Remedies of Capstone.

          8. IMPOSITIONS. Prior to the commencement of the term of any of the Leases, Developer will pay, or cause to be paid, all Impositions before any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing authorities where feasible, and Developer will promptly, upon request, furnish to Capstone copies of official receipts or other satisfactory proof evidencing such payments. Developer's obligation to pay such Impositions and the amount thereof shall be deemed absolutely fixed upon the date such Impositions become payable without a penalty.

          9. PERMITTED CONTESTS. Notwithstanding any provision of this Agreement to the contrary, Developer may contest by appropriate action any Imposition, and Capstone shall have no right to pay such Imposition on Developer's behalf during the pendency of such contest, provided that (a) no "Event of Default" has occurred and is continuing under this Agreement, any Development Agreement or under any document or instrument executed in connection therewith (the "Documents"); (b) Developer has given Capstone written notice that Developer is contesting the application, interpretation or validity of the law, regulation, order or agreement pertaining to the Imposition by appropriate legal or administrative proceedings conducted in good faith and with due diligence and dispatch; (c) such contest shall not subject Capstone or any of the Capstone's affiliates or any assignee of all or any portion of the Capstone's interest in any of the Projects to civil or criminal liability and does not jeopardize any such party's interest in the such Project; and (d) Developer shall give such security or assurances as may be reasonably required by Capstone to ensure ultimate compliance with all legal or contractual requirements pertaining to the Imposition (and payment of all costs, expenses, interest and penalties in connection therewith ) and to prevent any sale, forfeiture or loss by reason of nonpayment or noncompliance.

          10.  MISCELLANEOUS.

               10.1 Waiver of Trial by Jury.  THE PARTIES TO THIS AGREEMENT
                    -----------------------
          DESIRE TO AVOID THE ADDITIONAL TIME AND EXPENSE RELATED TO A JURY TRIAL OF ANY DISPUTES ARISING HEREUNDER. THEREFORE, IT IS MUTUALLY AGREED BY AND BETWEEN THE PARTIES HERETO, AND FOR THEIR SUCCESSORS AND ASSIGNS, THAT THEY SHALL AND HEREBY DO WAIVE TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, OR THIRD-PARTY CLAIM, INCLUDING ANY AND ALL CLAIMS OF INJURY OR DAMAGES, BROUGHT BY EITHER PARTY AGAINST THE OTHER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT AND THE RELATIONSHIP WHICH ARISES HEREFROM. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS WAIVER IS KNOWINGLY, FREELY AND VOLUNTARILY GIVEN, IS DESIRED BY ALL PARTIES, AND IS IN THE BEST INTEREST OF ALL PARTIES.

               10.2 Notice.  Any notices, demands, approvals and other
                    ------
          communications provided for in this Agreement shall be in writing and shall be delivered by telephonic facsimile, overnight air courier, personal delivery or registered or certified U.S. Mail with return receipt requested, postage paid, to the appropriate party at its address as follows:

                    If to Capstone:

                    CAPSTONE CAPITAL CORPORATION
                    1000 Urban Center Drive, Suite 630
                    Birmingham, Alabama  35242
                    Attention:  Mr. John W. McRoberts
                    Telephone:  (205) 967-2092
                    Telecopy:  (205) 967-9066

                    with a copy to:

                    Thomas A. Ansley, Esq.
                    Sirote & Permutt, P. C.
                    2222 Arlington Avenue
                    Birmingham, Alabama  35205
                    Telephone:  (205) 930-5300
                    Telecopy:  (205) 930-5301

                    If to Developer:

                    GRAND COURT LIFESTYLES, INC.
                    One Executive Drive
                    Fort Lee, New Jersey  07024
                    Attention:  Mr. Paul Jawin
                    Telephone:  (201) 947-7322
                    Telecopy:  (201) 947-6663

                    with a copy to:

                    Robert W. Strauss, Esq.
                    Strasburger & Price, L.L.P.
                    901 Main Street, Suite 4300
                    Dallas, Texas  75202
                    Telephone:  (214) 651-4629
                    Telecopy:  (214) 651-4330

               Addresses for notice may be changed from time to time by written notice to all other parties. Any communication given by mail will be effective (i) upon the earlier of (a) three business days following deposit in a post office or other official depository under the care and custody of the United States Postal Service or (b) actual receipt, as indicated by the return receipt; (ii) if given by telephone facsimile, when sent; and
          (iii) if given by personal delivery or by overnight air courier, when delivered to the appropriate address set forth.

               10.3 Governing Law.  This Agreement shall be interpreted
                    -------------
          according to the laws of the State of Alabama. All disputes hereunder shall be adjudicated in the federal courts sitting in the State of Alabama, or should such courts refuse to recognize jurisdiction over such matters, the courts of the State of Alabama.

               10.4 Assignment.  Neither party shall assign their rights
                    ----------
          and obligations under this Agreement without the prior written approval of the other party.

               10.5 Entire Agreement.  This Agreement constitutes the
                    ----------------
          entire Agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, and all other communications between the parties relating to such subject matter.

               10.6 Amendments.  This Agreement shall not be modified or
                    ----------
          amended except by mutual written agreement.

               10.7 Waiver of Breach.  The waiver by either party of a
                    ----------------
          breach or violation of any provisions of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach of the same or other provision.

               10.8 Severability.  In the event any provision of this
                    ------------
          Agreement is held to be unenforceable or invalid for any reason, this Agreement shall remain in full force and effect and enforceable in accordance with its terms disregarding such enforceable or invalid provision; provided, however, that in the event that a provision of this Agreement is rendered invalid or unenforceable and its removal has the effect of materially altering the obligations or benefits to either party, the party so affected shall have the right to terminate this Agreement upon 30 days' prior written notice to the other party.

               10.9 Captions and Headings.  The captions or headings in
                    ---------------------
          this Agreement are made for convenience and general reference only and should not be construed to describe, define or limit the scope and intent of the provisions of this Agreement.

               10.10     Counterparts.  This Agreement may be executed in
                         ------------
          one or more counterparts, all of which together shall constitute only one Agreement.

               10.11     Binding Effect.  This Agreement shall be binding
                         --------------
          and shall enure to the benefit of the parties hereto, and their respective heirs, legatees, executors, administrators, legal representatives, successors and assigns.

               10.12     No Rule of Construction.  The parties acknowledge
                         -----------------------
          that this Agreement was initially prepared by Capstone solely as a convenience and that all parties hereto, and their counsel, have read and fully negotiated all of the language used in this Agreement. The parties acknowledge that, because all parties and their counsel participated in negotiating and drafting this Agreement, no rule of construction shall apply to this Agreement which construes ambiguous and unclear language in favor of or against any party because such party drafted this Agreement.

               10.13     No Third Party Beneficiary.  This Agreement is
                         --------------------------
          solely for the benefit of the parties hereto and shall not inure to the benefit of any individual or entity not a party to this Agreement.

               10.14     Time is of the Essence.  With respect to all
                         ----------------------
          provisions of this Agreement, time is of the essence.

               IN WITNESS WHEREOF, Capstone and Developer have executed this Agreement by and through their duly authorized representatives below, as of the day and year first written above.

                                        CAPSTONE:

                                        CAPSTONE CAPITAL CORPORATION
                                        a Maryland corporation



                                        By /s/ John W. McRoberts
                                          ---------------------------------
                                                  John W. McRoberts
                                                      President


                                        DEVELOPER:

                                        GRAND COURT LIFESTYLES, INC.
                                        a Delaware corporation



                                        By /s/ John Luciani
                                          ---------------------------------

                                        Its President
                                           --------------------------------

                                 INDEX OF EXHIBITS TO
                             MASTER DEVELOPMENT AGREEMENT
                      BETWEEN CAPSTONE CAPITAL CORPORATION AND
                             GRAND COURT LIFESTYLES, INC.

          Exhibit A -    Definitions

          Exhibit B -    Form of Development Agreement

          Exhibit C -    Form of Lease Agreement

          NOTE: This Index of Exhibits has been included in this Agreement solely for the convenience and general reference of the parties and shall not be construed to describe, define or limit the scope or intent of the provisions of this Agreement.

                                      EXHIBIT A

                                     DEFINITIONS

               As used in this Agreement, the following terms shall have the meanings as indicated:

               "Approved Budget" has the meaning set forth in Section 4.1.

               "Approved Development Plan" means an Improvement Plan approved by Capstone pursuant to Section 4.1.

               "Approved Project" means a Proposed Project approved by Capstone pursuant to Section 4.1.

               "Authorization" means any authorization, consent, approval, order, license, permit, exemption or other action by or from, or any filing, registration or qualification with, any Governmental Agency or other Person.

               "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which national banks in the City of Birmingham, Alabama are closed.

               "Capstone" has the meaning set forth in the introductory paragraph to this Agreement.

               "Charter Documents" means (a) in the case of a corporation, its articles of incorporation and bylaws, (b) in the case of a partnership, its partnership agreement and any certificate or statement of partnership, and (c) in the case of a trust or any other entity, its formation documents, in each case as amended from time to time.

               "Commitment" means the agreement of Capstone, subject to the terms and conditions of this Agreement, to fund up to the Total Commitment Amount for the acquisition and development of the Approved Projects.

               "Consolidated Financial Statements" means for any Fiscal Year, audited statements of earnings and retained earnings and of changes in financial position for such period and for the period from the beginning of the respective fiscal year of Developer to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year of Developer, and prepared in accordance with generally accepted accounting principles consistently applied, except as noted.

               "Consolidated Net Worth" means at any time, the sum of the following for Developer, on a consolidated basis determined in accordance with generally accepted accounting principles:

                    (a) the amount of capital or stated capital (after deducting the cost of any treasury shares or like interests), plus

                    (b) the amount of capital surplus and retained earnings (or, in the case of a capital surplus or retained earnings deficit, minus the amount of such deficit), minus

                    (c) the sum of the following (without duplication of deductions in respect of items already deducted in arriving at capital surplus and retained earnings): (i) unamortized debt discount and expense; (ii) any write-up in book value of assets resulting from a revaluation thereof subsequent to the most recent Consolidated Financial Statement prior to the date thereof, except any net write-up in value of foreign currency; (iii) any write-up resulting from a reversal of a reserve for bad debts or depreciation; and
               (iv) any write-up resulting from a change in methods of accounting for inventory.

               "Developer" has the meaning set forth in the introductory paragraph to this Agreement.

               "Development Agreement" has the meaning set forth in Section
          4.3.

               "Events of Default" means the events set forth in Section
          7.1.

               "Financial Statements" means for any Fiscal Year or other accounting period for Developer, audited statements of earnings and retained earnings and of changes in financial position for such period and for the period from the beginning of the respective fiscal year of Developer to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding Fiscal Year of Developer, and prepared in accordance with generally accepted accounting principles consistently applied, except as noted.

               "Fiscal Year" means Developer's fiscal year, ending on January 31 of each calendar year.

               "Governmental Agency" means, as relates to one of the Projects, (a) any government or municipality or political subdivision of any government or municipality, (b) any assessment, improvement, community facilities or other special taxing district, (c) any governmental or quasi-governmental agency, authority, board, bureau, commission, corporation, department, instrumentality or public body, (d) any court, administrative tribunal, arbitrator, public utility or regulatory body, or (e) any central bank or comparable authority.

               "Impositions" means, collectively, all taxes relating to the Project Sites and the Approved Projects, including all ad valorem, sales and use, gross receipts, action, privilege, rent or similar taxes, assessments (including all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed prior to the termination hereof) water, sewer or other rents and charges, excises, tax levies, fees (including license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Project Sites and the Approved Projects (including all interest and penalties thereon due to any failure in payment by Developer); provided that nothing contained in this Agreement shall be construed to require Developer to pay any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Capstone.

               "Improvement Plan" has the meaning set forth in Section 4.1.

               "Laws" means, as relates to one of the Projects, all federal, state and local laws, rules, regulations, ordinances and codes.

               "Lease" has the meaning set forth in Section 4.4.

               "Lien" means any lien, mortgage, deed of trust, pledge, security interest or other charge or encumbrance, except for ad valorem real estate taxes that are timely paid.

               "Maximum Project Amount(s)" has the meaning set forth in
          Section 4.1.

               "Other Requirements" means (a) the terms, conditions and requirements of all Transaction Documents, Authorizations and Rights of Others relating to any of the Projects and all other Documents, agreements and restrictions relating to, binding on or affecting any of the Projects, including covenants, conditions and restrictions, leases, easements, reservations, rights and rights-of-way, (b) as relates to one of the Projects, requirements and recommendations of the soils report and any environmental impact report or negative declaration, (c) as relates to one of the Projects, all building, zoning, land use, planning and subdivision requirements, and (d) as relates to one of the Projects, requirements relating to construction of any off-site improvements.

               "Person" means any person or entity, whether an individual, trustee, corporation, partnership, joint stock company, trust, unincorporated organization, bank, business association or firm, joint venture, Governmental Agency or otherwise.

               "Preliminary Budget" means a line item budget for a Proposed Project with respect to all construction costs.

               "Prime Rate" means the annual rate reported by The Wall Street Journal, Eastern Edition (or, if The Wall Street Journal shall no longer be published or shall cease to report such rates, then a publication or journal generally accepted in the financial industry as authoritative evidence of prevailing commercial lending rates), from time to time as being the prevailing prime rate (or, if more than one such rate shall be published in any given edition, the arithmetic mean of such rates). The prime rate is an index rate used by The Wall Street Journal to report prevailing lending rates and may not necessarily be the most favorable lending rate available. Any change in the Prime Rate hereunder shall take effect on the effective date of such change in the prime rate as reported by The Wall Street Journal, without notice to Developer or any other action by Capstone. Interest shall be computed on the basis that each year contains 360 days, by multiplying the principal amount by the per annum rate set forth above, dividing the product so obtained by 360, and multiplying the quotient thereof by the actual number of days elapsed.

               "Project" means the construction, development and operation of an assisted and independent living facility including any of the following items necessary or appropriate in connection therewith: (i) the construction of the buildings, structures and other improvements, including site development work (if any),
          (ii) the acquisition of the real estate, and (iii) the acquisition and installation of any personal property.

               "Project Site" has the meaning set forth in Section 4.2.

               "Proposed Project" has the meaning set forth in Section 4.1.

               "Real Estate Acquisition Amount(s)" has the meaning set forth in Section 4.2.

               "Remedy" means any right, power or remedy.

               "Representations" means the representations and warranties of Developer set forth in Section 5 and all other representations, warranties and certifications to Capstone in any of the Transaction Documents or in any other document delivered under or in connection with the Transaction Documents.

               "Right of Others" means, as to any property in which a Person has an interest, any legal or equitable claim or other interest (other than a Lien but including a leasehold interest, a right of first refusal or a right of repossession or removal) in or with respect to such property held by any other Person, and any option or right held by any other Person to acquire any such claim or other interest or any Lien in or with respect to such property.

               "Sale Notice" has the meaning set forth in Section 4.8

               "Subsidiary" means any corporation 51% of the Voting Shares of which is owned, directly or indirectly, by Developer.

               "Taxes" means, as relates to one of the Projects, all taxes, assessments, charges, fees and levies (including interest and penalties) imposed, assessed or collected by any Governmental Agency.

               "Termination Amount" has the meaning set forth in Section
          4.8.

               "Title Policy" means an Texas Insurance Commission form Owner's Policy of Title Insurance (Form T-1), together with such endorsements thereto as are reasonably and customarily required by institutional purchasers of real property similar to the Project Site, issued by a title company reasonably acceptable to Capstone, insuring title to the fee interest in the Project Site in Capstone, subject only to the exceptions approved by Capstone and to the standard printed exceptions included in the Texas standard form Owner's Policy of Title Insurance, with the following modifications: (a) the exception for areas and boundaries shall be modified to read "shortages in area; (b) the exception for ad valorem taxes shall reflect only taxes for the current and subsequent years and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership; (c) there shall be no general exception for visible and apparent easements or roads and highways or similar items (with any exception for visible and apparent easements or roads and highways or similar items to be specifically referenced to and shown on the survey and also identified by applicable recording information); and (e) all other exceptions shall be modified or endorsed in a manner reasonably acceptable to Capstone.

               "Total Commitment Amount" means $39,000,000.00.

               "Transaction Documents" has the meaning set forth in Section
          5.1.

               "Transaction Expenses" has the meaning set forth in Section
          4.5.

               "Treasury Yield" means as of any date the weekly average yield on United States Treasury Securities Constant Maturity Series issued by the United States Government for a term of ten years, as most recently published by the Federal Reserve Board in Federal Reserve Statistical Release H.15(519). If, with respect to the Treasury Yield, Capstone shall determine that the sale of Treasury Securities by the United States Government has been suspended, or Treasury Securities are not being offered for sale, or the weekly average yield is no longer printed by the Federal Reserve Board in Federal Reserve Statistical Release H.15(519) or for any other reason Capstone is not able to obtain a quotation from the Federal Reserve for the sale of such Treasury Securities, then Capstone shall forthwith give notice to Developer and advise Developer of a new index for determining the interest rate to be used in connection with this Agreement, which rate, in the good faith judgment of Capstone, shall be substantially equivalent to the Treasury Yield.

               "Voting Shares" of any corporation means shares of any class or classes (however designated) having ordinary voting power for the election of at least a majority of the members of the board of directors (or other governing bodies) of such corporation, other than shares having such power only by reason of the happening of a contingency.

                                      EXHIBIT B

                                       FORM OF
                                DEVELOPMENT AGREEMENT





                                DEVELOPMENT AGREEMENT


                                       between


                             CAPSTONE CAPITAL CORPORATION
                                a Maryland corporation

                                         and


                            GRAND COURT LIFESTYLES, INC.
                                a Delaware corporation

                              ________________ ___, 1996

                                  TABLE OF CONTENTS

          1.   DEFINITIONS AND INTERPRETATION . . . . . . . . . . . . .   1
               1.1  Definitions . . . . . . . . . . . . . . . . . . . .   1
                    -----------
               1.2  Singular and Plural Terms . . . . . . . . . . . . .   1
                    -------------------------
               1.3  Accounting Principles . . . . . . . . . . . . . . .   1
                    ---------------------
               1.4  Exhibits Incorporated . . . . . . . . . . . . . . .   1
                    ---------------------
               1.5  References  . . . . . . . . . . . . . . . . . . . .   1
                    ----------
               1.6  Other Terms . . . . . . . . . . . . . . . . . . . .   1
                    -----------
               1.7  Headings  . . . . . . . . . . . . . . . . . . . . .   2
                    --------
               1.8  Other Documents . . . . . . . . . . . . . . . . . .   2
                    ---------------
               1.9  Intention . . . . . . . . . . . . . . . . . . . . .   2
                    ---------

          2.   RECITALS . . . . . . . . . . . . . . . . . . . . . . . .   2

          3.   OWNER'S COMMITMENT TO FUND . . . . . . . . . . . . . . .   2
               3.1  Terms of the Commitment . . . . . . . . . . . . . .   2
                    -----------------------
               3.2  Fees Relating to Disbursements  . . . . . . . . . .   2
                    ------------------------------
               3.3  Commitment Fee  . . . . . . . . . . . . . . . . . .   2
                    --------------
               3.4  Reimbursement of Owner  . . . . . . . . . . . . . .   2
                    ----------------------

          4.   DELIVERY OF DOCUMENTS  . . . . . . . . . . . . . . . . .   3

          5.   DISBURSEMENTS  . . . . . . . . . . . . . . . . . . . . .   3
               5.1  Priority  . . . . . . . . . . . . . . . . . . . . .   3
                    --------
               5.2  Disbursement Requests . . . . . . . . . . . . . . .   4
                    ---------------------
               5.3  Manner of Disbursement  . . . . . . . . . . . . . .   5
                    ----------------------
               5.4  Cost Overruns . . . . . . . . . . . . . . . . . . .   5
                    ------------
               5.5  Cost Savings  . . . . . . . . . . . . . . . . . . .   5
                    ------------
               5.6  Stored Materials  . . . . . . . . . . . . . . . . .   5
                    ----------------
               5.7  Balancing . . . . . . . . . . . . . . . . . . . . .   6
                    ---------
               5.8  Retainage . . . . . . . . . . . . . . . . . . . . .   7
                    ---------
               5.9  Developer's Fee . . . . . . . . . . . . . . . . . .   7
                    ---------------
               5.10 Estimated Completion Amount . . . . . . . . . . . .   7
                    ---------------------------
               5.11 Fees Relating to Estimated Completion Amount  . . .   8
                    --------------------------------------------

          6.   CONDITIONS TO DISBURSEMENT . . . . . . . . . . . . . . .   8
               6.1  First Disbursement  . . . . . . . . . . . . . . . .   8
                    ------------------
               6.2  Any Disbursement  . . . . . . . . . . . . . . . . .  10
                    ----------------
               6.3  Disbursement of Marketing and Lease-Up Allowances .  12
                    -------------------------------------------------
               6.4  Contractor's Disbursement . . . . . . . . . . . . .  13
                    -------------------------
               6.5  Final Disbursement  . . . . . . . . . . . . . . . .  13
                    ------------------
               6.6  Disbursement of Developer's Fee . . . . . . . . . .  14
                    -------------------------------

          7.   REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . .  14
               7.1  Formation, Qualification and Compliance . . . . . .  14
                    ---------------------------------------
               7.2  Execution and Performance of Documents  . . . . . .  14
                    --------------------------------------
               7.3  Financial and Other Information . . . . . . . . . .  15
                    -------------------------------
               7.4  No Material Adverse Change  . . . . . . . . . . . .  16
                    --------------------------
               7.5  Tax Liability . . . . . . . . . . . . . . . . . . .  16
                    -------------
               7.6  Government Requirements . . . . . . . . . . . . . .  16
                    -----------------------
               7.7  No Adverse Conditions . . . . . . . . . . . . . . .  16
                    ---------------------
               7.8  Rights of Others  . . . . . . . . . . . . . . . . .  16
                    ----------------
               7.9  Approved Budget . . . . . . . . . . . . . . . . . .  16
                    ---------------
               7.10 Litigation  . . . . . . . . . . . . . . . . . . . .  16
                    ----------
               7.11 Project Agreements  . . . . . . . . . . . . . . . .  17
                    ------------------
               7.12 Title to Assets . . . . . . . . . . . . . . . . . .  17
                    ---------------
               7.13 Name and Principal Place of Business  . . . . . . .  17
                    ------------------------------------
               7.14 Hazardous Materials . . . . . . . . . . . . . . . .  17
                    -------------------

               8.   AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . .  17
               8.1  Payment of Taxes, Assessments Costs and Expenses  .  17
                    ------------------------------------------------
               8.2  Title Insurance Endorsement . . . . . . . . . . . .  18
                    ---------------------------
               8.3  Continued Compliance  . . . . . . . . . . . . . . .  18
                    --------------------
               8.4  Books and Records . . . . . . . . . . . . . . . . .  18
                    -----------------
               8.5  Maintenance and Security of the Property  . . . . .  18
                    ----------------------------------------
               8.6  Financial Statements  . . . . . . . . . . . . . . .  18
                    --------------------
               8.7  Notice of Certain Matters . . . . . . . . . . . . .  19
                    -------------------------
               8.8  Notice of Liens . . . . . . . . . . . . . . . . . .  19
                    ---------------
               8.9  Additional Reports and Information  . . . . . . . .  19
                    ----------------------------------
               8.10 Further Assurances  . . . . . . . . . . . . . . . .  20
                    ------------------
               8.11 Copies of Amendments  . . . . . . . . . . . . . . .  20
                    --------------------
               8.12 Continued Existence . . . . . . . . . . . . . . . .  20
                    -------------------
               8.13 Hazardous Materials . . . . . . . . . . . . . . . .  20
                    -------------------
               8.14 Building Permit . . . . . . . . . . . . . . . . . .  21
                    ---------------
               8.15 Consolidated Net Worth  . . . . . . . . . . . . . .  21
                    ----------------------
               8.16 Name of Facility  . . . . . . . . . . . . . . . . .  22
                    ----------------

          9.   NEGATIVE COVENANTS.  . . . . . . . . . . . . . . . . . .  22
               9.1  Liens on Property . . . . . . . . . . . . . . . . .  22
                    -----------------
               9.2  Liens on Personal Property  . . . . . . . . . . . .  22
                    --------------------------
               9.3  Changes in Approved Budget  . . . . . . . . . . . .  22
                    --------------------------
               9.4  Assignments of Obligations  . . . . . . . . . . . .  22
                    --------------------------
               9.5  Removal of Personal Property  . . . . . . . . . . .  22
                    ----------------------------

          10.  CONSTRUCTION COVENANTS . . . . . . . . . . . . . . . . .  23
               10.1 Commencement and Completion of Project  . . . . . .  23
                    --------------------------------------
               10.2 Offsite Improvements  . . . . . . . . . . . . . . .  23
                    --------------------
               10.3 Change Orders . . . . . . . . . . . . . . . . . . .  23
                    -------------
               10.4 Conformity with Improvement Plans . . . . . . . . .  23
                    ---------------------------------
               10.5 Owner's Engineer  . . . . . . . . . . . . . . . . .  24
                    ----------------
               10.6 Encroachments . . . . . . . . . . . . . . . . . . .  24
                    -------------
               10.7 Entry and Inspection  . . . . . . . . . . . . . . .  24
                    --------------------
               10.8 Construction Information  . . . . . . . . . . . . .  24
                    ------------------------
               10.9 Permits and Warranties  . . . . . . . . . . . . . .  25
                    ----------------------
               10.10     Protection Against Liens . . . . . . . . . . .  25
                         ------------------------
               10.11     Permitted Contests . . . . . . . . . . . . . .  25
                         ------------------

          11.  INSURANCE  . . . . . . . . . . . . . . . . . . . . . . .  26
               11.1 Policies Required . . . . . . . . . . . . . . . . .  26
                    -----------------
               11.2 Delivery of Proceeds to Owner . . . . . . . . . . .  27
                    -----------------------------
               11.3 Application of Casualty Insurance Proceeds  . . . .  27
                    ------------------------------------------
               11.4 Disbursement of Proceeds  . . . . . . . . . . . . .  28
                    ------------------------
               11.5 Failure of Conditions . . . . . . . . . . . . . . .  28
                    ---------------------

          12.  CONDEMNATION . . . . . . . . . . . . . . . . . . . . . .  28

          13.  DEFAULTS AND REMEDIES  . . . . . . . . . . . . . . . . .  29
               13.1 Events of Default . . . . . . . . . . . . . . . . .  29
                    -----------------
               13.2 Remedies Upon Default . . . . . . . . . . . . . . .  30
                    ---------------------
               13.3 Cumulative Remedies; No Waiver  . . . . . . . . . .  31
                    ------------------------------

          14.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . .  31
               14.1 Actions . . . . . . . . . . . . . . . . . . . . . .  31
                    -------
               14.2 Default by Owner  . . . . . . . . . . . . . . . . .  32
                    ----------------
               14.3 Disclaimer  . . . . . . . . . . . . . . . . . . . .  32
                    ----------
               14.4 Representations by Owner  . . . . . . . . . . . . .  33
                    ------------------------
               14.5 Indemnity . . . . . . . . . . . . . . . . . . . . .  33
                    ---------
               14.6 Easements . . . . . . . . . . . . . . . . . . . . .  34
                    ---------
               14.7 Survival of Representations and Warranties  . . . .  34
                    ------------------------------------------
               14.8 Notices . . . . . . . . . . . . . . . . . . . . . .  34
                    -------
               14.9 No Third Parties Benefitted . . . . . . . . . . . .  35
                    ---------------------------
               14.10     Binding Effect . . . . . . . . . . . . . . . .  35
                         --------------
               14.11     Counterparts . . . . . . . . . . . . . . . . .  36
                         ------------
               14.12     Prior Agreements; Amendments; Consents . . . .  36
                         --------------------------------------
               14.13     Governing Law  . . . . . . . . . . . . . . . .  36
                         -------------
               14.14     Maximum Rate . . . . . . . . . . . . . . . . .  36
                         ------------
               14.15     Waivers  . . . . . . . . . . . . . . . . . . .  37
                         -------
               14.16     Severability of Provisions . . . . . . . . . .  38
                         --------------------------
               14.17     Time of Essence  . . . . . . . . . . . . . . .  38
                         ---------------

                                       EXHIBITS
                                       --------


          Exhibits            Description                      Section
          Reference

          "A"                 Definitions                     1.1

          "A-1"               Legal Description of Property   Ex. A

          "B"                 Approved Budget                 Ex. A

          "C"                 Disbursement Request            Ex. A, 3.1,
                                                                5.2

          "D"                 Architect's Completion
                              Certificate

          "E"                 NOT USED

          "F"                 Architect's Consent and
                              Agreement                       Ex. A, 4.1(a)

          "G"                 Not Used

          "H"                 Contractor's Consent and
                              Agreement                       4.1(c)

          "I"                 Environmental Indemnity
                              Agreement                       4.1(d)

          "J"                 Assignment of Contract          4.1(e)

                                DEVELOPMENT AGREEMENT

               THIS DEVELOPMENT AGREEMENT, dated as of
          ____________________, 1996 is between GRAND COURT LIFESTYLES, INC., a Delaware corporation ("Developer"), and CAPSTONE CAPITAL CORPORATION, a Maryland corporation ("Owner").

          1.   DEFINITIONS AND INTERPRETATION.

               1.1  Definitions.  The definitions of certain terms used
                    -----------
          herein are set forth on Exhibit A attached hereto.
                                  ---------

               1.2  Singular and Plural Terms.  Any defined term used in
                    -------------------------
          the plural in any Document shall refer to all members of the relevant class and any defined term used in the singular shall refer to any number of the members of the relevant class.

               1.3  Accounting Principles.  Any accounting term used and
                    ----------------------
          not specifically defined in any Document shall be construed in conformity with, and all financial data required to be submitted under any Document shall be prepared in conformity with, generally accepted accounting principles applied on a consistent basis.

               1.4  Exhibits Incorporated.  All exhibits to this Agreement,
                    ----------------------
          as now existing and as the same may from time to time be supplemented and modified, are incorporated herein by this reference.

               1.5  References.  Any reference to any Document or other
                    -----------
          document shall include such document both as originally executed and as it may from time to time be supplemented and modified. References herein to Articles, Sections and Exhibits shall be construed as references to this Agreement unless a different document is named. References to subparagraphs shall be construed as references to the same Section in which the reference appears.

               1.6  Other Terms.  The term "document" is used in its
                    ------------
          broadest sense and encompasses agreements, certificates, opinions, consents, instruments and other written material of every kind. The terms "including" and "include" mean "including without limitation". The requirement that any party "deliver" any item to another party shall be construed to require that the first party "deliver or cause to be delivered" such item to the second party. The term "any" as a modifier to any noun, shall be construed to mean "any and/or all" preceding the same noun in the plural. The term "any" as a modifier to any noun, shall be construed to mean "any and/or all" preceding the same noun in the plural. The terms "herein" "hereunder" and other similar compounds of the word "here" refer to the entire document in which the term appears and not to any particular provision or section of the document. In all cases where Owner's approval or consent is required hereunder, such approval or consent may be withheld in Owner's reasonable discretion.

               1.7  Headings.  All headings appearing in this Agreement and
                    ---------
          article and section headings in the Documents are for convenience of reference only and shall be disregarded in construing this Agreement and the Documents.

               1.8  Other Documents.  This Agreement shall be deemed a
                    ----------------
          supplement to the other Documents and shall not be construed as a modification thereto. In the event of any conflict between the provisions of this Agreement and those of any other Document, the provisions of this Agreement shall control.

               1.9  Intention.  The provisions of this Section 1 shall
                    ----------
          apply in every instance except where a different meaning, construction or reference is clearly specified and intended.

          2. RECITALS. Owner holds title to the Property. Owner has agreed to fund the cost of construction of the Improvements to the Property, the purchase of the Personal Property and related items, subject to and in accordance with the provisions of this Agreement and the other Documents.

          3.   OWNER'S COMMITMENT TO FUND.

               3.1  Terms of the Commitment.  Subject to the terms and
                    -----------------------
          conditions set forth herein, Owner agrees to fund the Maximum Project Amount to Developer in one or more Disbursements. The Disbursements of the Project Costs, and any distributions from the Settlement Account, shall be solely for financing the construction of the Project and related items in accordance with the Improvement Plans and this Agreement, as set forth in the Approved Budget. Each Disbursement shall be requested by Developer pursuant to a Disbursement Request. So long as no Event of Default has occurred and is continuing, Owner shall make each Disbursement within ten days subsequent to the date of any requested Disbursement by Developer.

               3.2  Fees Relating to Disbursements.  Except as provided in
                    ------------------------------
          Section 5.11, until the term of the Facility Lease shall have commenced, the aggregate of all funds advanced by Owner to Developer shall bear interest at the Base Rate. Interest shall be computed on the basis that each year contains 360 days by multiplying the amounts disbursed hereunder by the Base Rate, dividing the product so obtained by 360, and then multiplying the quotient thereof by the actual number of days elapsed. Such interest shall be payable by Developer to Owner on the first day of each month.

               3.3  Commitment Fee.  In consideration of the commitment to
                    --------------
          make advancements pursuant to this Agreement, Developer shall pay to Owner a commitment fee (the "Commitment Fee") on the date hereof in the amount of one percent of the Project Costs other than the Commitment Fee.

               3.4  Reimbursement of Owner.  Developer shall reimburse
                    ----------------------
          Owner (or Owner shall disburse the same to itself in accordance with Section 5.3 for any amounts to be included in a Disbursement) within ten days following receipt of Owner's demand for all payments made by Owner and all costs incurred by Owner (including appraisal fees, inspection fees and the reasonable fees and expenses of Owner's attorneys) in connection with the negotiation, preparation, execution, delivery, funds administration (other than the customary duties normally performed by Owner's staff without additional charges to Owner's customers), modification, performance and enforcement of the Documents and all related matters, including, but not limited to, the following:

                    (a) Funds advanced by Owner pursuant to Sections 13.2(c) and 13.2(d) hereof following an Event of Default or in connection with the performance by Owner of any obligation that Developer has failed or refused to perform;

                    (b) Owner's commencement of, appearance in or defense of, any action or proceeding purporting to affect the rights or obligations of the Owner with respect to the Property or of the parties to any Document, except for any action or proceeding between Owner and Developer; and

                    (c)  All claims, demands, causes of action,
               liabilities, losses, commissions and other costs and expenses against which the Owner has been indemnified by Developer hereunder.

          4.   DELIVERY OF DOCUMENTS.   In consideration of Owner's entry
          into this Agreement, Developer shall deliver to Owner, in such form and substance as Owner requires, prior to the initial
          Disbursement:

                    (a) an Architect's Consent and Agreement executed by the Architect substantially in the form attached as Exhibit
                                                                   -------
               F;
               --

                    (b) a Contractor's Consent and Agreement executed by the Contractor substantially in the form attached as Exhibit
                                                                    -------
                H;
               --

                    (c) the Environmental Indemnity substantially in the form attached as Exhibit I;
                                ---------

                    (d) the Assignment of Contracts substantially in the form attached as Exhibit J;
                                ---------

                    (e)  the Construction Contracts;

                    (f) the Certificate of Authority, in such form and content as is acceptable to Owner; and

                    (g) such other documents, instruments, consents and assurances as Owner may reasonably require in accordance with the terms hereof.

          5.   DISBURSEMENTS.

               5.1  Priority.  The Maximum Project Amount or portions
                    --------
          thereof shall be disbursed from time to time in the following order of priority:

                    (a) First, if Owner so chooses and from time to time in its sole discretion, to make payments deemed advisable by Owner to protect the Property or Owner's interests under any Document and to fulfill any payment obligations of Developer under Section 8.1 and any reimbursement obligation not timely made and required to be paid by Developer under
               Section 3.4 hereof (collectively, the "Priority
               Disbursements").

                    (b) Second, to pay for the remaining Project Costs on a line item by line item basis in accordance with the Approved Budget and in the order, and subject to the satisfaction of each of the conditions, set forth in Sections 5 and 6 (collectively the "Project Disbursements").

               5.2  Disbursement Requests.
                    ---------------------

                    (a) Project Disbursements shall be made only upon Developer's written request in a Disbursement Request containing each of the following items:

                         (i) a summary on a line item by line item basis showing all amounts expended for Project Costs, itemized in such detail as Owner may require;

                         (ii) for Disbursement Requests which include hard
                    costs, an Application and Certificate for Payment (AIA Document G702) or other document acceptable to Owner, containing certifications by Developer and Architect that construction to the date of the Disbursement Request is in accordance with the Improvement Plans and accompanied, at the request of Owner, by invoices and lien releases satisfactory to Owner, including in any event partial lien releases executed by each subcontractor who has received any payment for work performed;

                         (iii)     an endorsement to the Title Policy
                    evidencing that no mechanic's and materialmen's liens or other encumbrances have been filed against the Property, except as permitted herein; and

                         (iv) all other documents and information
                    reasonably required by Owner.

                    Disbursement Requests shall be limited to amounts
               actually paid or obligations actually incurred by Developer for labor, materials and other reasonable costs for the Project and shall be submitted in duplicate. Disbursement Requests may be submitted monthly but shall not be submitted more often than once each calendar month. Notwithstanding the foregoing, Owner may, in its sole discretion, make Project Disbursements from time to time, in the absence of a Disbursement Request.

                    (b) Except as otherwise provided herein or in any other Document to the contrary, at the Owner's option, the requested Disbursement shall be for an amount equal to $100,000.00 or more.

               5.3  Manner of Disbursement.  Owner may, at its sole option,
                    ----------------------
          make any Disbursement by journal entry (if appropriate for payment or reimbursement to Owner of a Priority Disbursement), by check payable to Developer or by check payable jointly to Developer and any laborer or supplier, or directly to the Title Company, contractors, subcontractors, architects and other claimants, or by any other means approved by Developer.

               5.4  Cost Overruns.  In the event that, for any reason, the
                    -------------
          actual cost reasonably determined by Owner or Developer to be required to assure completion of all matters included in any line item in the Approved Budget exceeds the amount allocated to such line item after application of any contingency funds or so much thereof as shall be necessary and not previously applied and after reallocation of any amount pursuant to Section 5.5, Owner shall have no obligation to make further Disbursements until Developer has paid or otherwise provided for the overrun as required under Section 5.7. Amounts deposited by Developer in the Settlement Account for any line item shall be held by Owner or Owner's designated agent in trust and disbursed or caused to be disbursed by Owner prior to the disbursement of any remaining Project Costs for such line item; provided that Owner shall have no obligation to Developer to supervise or otherwise ensure the proper application of such amounts following disbursement.

               5.5  Cost Savings.  Upon completion of and disbursement for
                    ------------
          all matters covered by any line item in the Approved Budget, or upon the execution of a contract or a subcontract for any line item in an amount that is less than the amount allocated to that line item in the Approved Budget, any remaining undisbursed amounts allocated to that line item, or any amounts allocated to that line item that exceed the amount of the contract or subcontract, as the case may be, shall be reallocated to "Contingency" in the Approved Budget and thereafter be available for disbursement for Project Costs, subject to Owner's prior written approval, which approval shall not be unreasonably withheld.

               5.6  Stored Materials.  Owner shall have the right to
                    ----------------
          approve or disapprove specifically, in its sole but reasonable judgement, all Disbursements for stored materials whether stored on the Property or offsite (the "Stored Materials"). Without limiting Owner's discretion, Owner may not approve a Disbursement for Stored Materials unless the Disbursement Request includes each of the following:

                    (a) evidence satisfactory to Owner that the Stored Materials are included in the coverage of insurance policies naming Owner as an additional insured;

                    (b) evidence satisfactory to Owner from the seller or fabricator of the Stored Materials certifying that, upon payment, ownership of any Stored Materials located off the Property (the "Offsite Materials") will vest in Owner free of any liens or claims of third parties;

                    (c) evidence that the seller, supplier or fabricator acknowledges the Owner's right to enter the facility at reasonable times to inspect or remove any Offsite Materials

                    (d) either (i) evidence satisfactory to Owner that the Stored Materials are satisfactorily stored on the Property in such a manner that they are protected against theft or damage; or (ii) if the Stored Materials are Offsite Materials, (1) evidence satisfactory to Owner that the Offsite Materials are stored in a bonded warehouse or storage yard approved by Owner; and (2) Owner shall have received from Developer the original warehouse receipt.

                    With Owner's prior written approval, Stored Materials
               may be stored in the yard or warehouse of the seller or fabricator, subject to satisfaction of conditions specified in paragraphs (a), (b) and (c) of this Section 5.6, and provided further that Owner receives satisfactory evidence that the Offsite Materials are protected against theft or damage and have been suitably identified as belonging to Developer for use in the Project. In no event shall Owner be required to make Disbursements for Offsite Materials until Owner has inspected and approved the Offsite Materials or waived in writing the requirement for such inspection and approval.

               5.7  Balancing.
                    ---------

                    (a) As a material condition of the commitment of Owner to fund the Maximum Project Amount and of Owner's duty to disburse the proceeds thereof, Developer covenants to pay all Project Costs described in the Approved Budget in excess of the Maximum Project Amount. Owner shall be obligated to disburse proceeds of the Maximum Project Amount only when the Maximum Project Amount is "in balance." The Maximum Project Amount shall be "in balance" only at such times as Developer shall have invested sufficient funds toward the payment of Project Costs described in the Approved Budget so that the undisbursed portion of the Maximum Project Amount together with all retained amounts for each line item and all amounts allocated and reallocated to contingency, shall, on a line item by line item basis, be sufficient to pay all Project Costs described in the Approved Budget. Amounts allocated and reallocated to contingency shall be applied on a line item by line item basis to any line item which is not in balance, before any Developer investment is required. If contingency funds are not available at the time a Developer investment is made, but contingency funds become thereafter available, then the contingency funds shall be used and Developer's investment shall be immediately returned to the extent of the available contingency funds.

                    (b) A determination as to whether or not the Maximum Project Amount is "in balance" may be made by Owner at any time, including at each time a Disbursement Request is made by Developer. For purposes of each Disbursement Request, the Maximum Project Amount shall be deemed to be "in balance" when the sum of all retained amounts for each line item plus "Balance To Fund" for that line item in the Disbursement Request is equal to or greater than an amount equal to (i) the sum shown under the heading "Scheduled Value Revised" for that line item minus (ii) the sum shown under the heading "Total Draws" for that line item, all as set forth in the Disbursement Request.

                    (c) After notice from Owner that the Maximum Project Amount is not "in balance", Developer shall:

                         (i) within ten days after receipt of such notice, deposit with Owner in the Settlement Account the amount of each line item shortfall necessary to put the Maximum Project Amount "in balance"; or

                         (ii) within ten days after receipt of such notice,
                    provide Owner with such other assurance of, or security for, the payment of Project Costs as Owner may in its sole discretion approve or require. Any cash amounts which are deposited by Developer to put the Maximum Project Amount "in balance" shall be the next funds disbursed by Owner, in accordance with the terms and conditions of Section 5.3.

               5.8  Retainage.  Owner shall make Disbursements in the
                    ---------
          amount of the Project Costs contained in the Approved Budget to the extent properly incurred, paid and substantiated by Developer during the course of construction; provided that Owner shall withhold ten percent of the first fifty percent (50%) of the hard construction costs comprising any part of each respective draw as set forth in the Approved Budget and five percent of the balance thereof. Said percentages of all hard costs so retained will be disbursed to Developer upon satisfaction of all conditions to the Disbursement for the Project set forth in Section 6.4. To the full extent permitted by applicable Law, Developer hereby waives any requirement of law of the states of Texas or Alabama that Owner deposit or maintain in a separate account such sums retained.

               5.9  Developer's Fee.  Owner shall disburse the Developer's
                    ---------------
          Fee after the completion of the Project, as such completion is defined in Section 10.1 hereof. Failure of the foregoing condition shall relieve Owner of the obligation to pay the Developer's Fee.

               5.10 Estimated Completion Amount.  To the extent that the
                    ---------------------------
          full amount of the Maximum Project Amount has not been disbursed on or prior to the date of the commencement of the term of the Facility Lease, Owner and Developer shall make a good faith estimate of the portion of the undisbursed Maximum Project Amount necessary or appropriate for the completion of the Project including punch list items, tenant finishes, the "Lease-Up Allowance" and the "Marketing Allowance" (as defined below) and interest on the foregoing sums at the Base Rate (collectively, the "Estimated Completion Amount"). So long as no Event of Default has occurred, Owner shall permit withdrawals by Developer of the Estimated Completion Amount for purposes of paying Project Costs; provided that each such withdrawal shall be subject to compliance by Developer with all the terms, conditions and procedures for Disbursements set forth in this Agreement; provided, further that the minimum disbursement set forth in
          Section 5.2 shall not apply. On the earlier date to occur (the "Release Date") of (i) a written notice from Developer notifying Owner of Developer's release of the undisbursed portion of the Estimated Completion Amount or (ii) the date which is 540 days after the commencement of the term of the Facility Lease, Developer and Owner will calculate the total amount of the Maximum Project Amount that was disbursed hereunder together with all interest owed to Owner pursuant to Sections 3.2 and 5.11 and the parties shall revise the rental due under the Facility Lease accordingly. Owner shall not be obligated to disburse any funds hereunder after the Release Date.

               5.11 Fees Relating to Estimated Completion Amount.  Until
                    --------------------------------------------
          the Release Date, the Estimated Completion Amount, less any estimate for interest, shall bear interest at the Base Rate. Interest on such amount shall be computed on the basis that each year contains 360 days by multiplying the amounts disbursed hereunder by the Base Rate, dividing the product so obtained by 360, and then multiplying the quotient thereof by the actual number of days elapsed. Such interest shall be payable by Developer to Owner on the first day of each month. Additionally, Owner shall provide a credit to Developer equal to the amount of interest on the balance of the undisbursed Estimated Completion Amount that Developer would have earned had the same funds been on deposit in an interest bearing, demand deposit account at First Commercial Bank, Birmingham, Alabama. To the extent that all or any portion of the Estimated Completion Amount is included in the Project Amount (as defined in the Facility Lease) and rent is paid thereon pursuant to the terms of the Facility Lease, then no interest on such portion or all of the Estimated Completion Amount shall be due or payable pursuant to the terms of this Agreement.

               As used herein, the term "Marketing Allowance" shall mean the sum set forth on the Approved Budget, which sum shall be used for expenses incurred by Developer in connection with the marketing of the Project to prospective tenants. As used herein, the term "Lease-Up Allowance" shall mean the sum set forth on the Approved Budget, which sum shall be used to assist Developer in paying rent due Owner under the Facility Lease during the initial 18 months of operation of the Project.

          6.   CONDITIONS TO DISBURSEMENT.

               6.1  First Disbursement.  Owner's obligation to make the
                    ------------------
          initial Disbursement is subject to the satisfaction by Developer of the following conditions:

                    (a) Owner shall have received each of the following in the form attached hereto as exhibits, or as otherwise reasonably acceptable to Owner:

                         (i)  the original executed Environmental
                    Indemnity;

                         (ii) the original executed Assignment of
                    Contracts;

                         (iii) the original executed copy of each of Architect's Consent and Agreement and the Contractor's Consent and Agreement;

                         (iv) a written opinion of Developer's counsel or
                    counsels covering such material relating to Developer, the Project and this Agreement (including enforceability) as Owner reasonably requires;

                         (v)  copies of Developer's organizational
                    documents, certificates of good standing from the appropriate state authority, and Certificates of Authority authorizing the execution, delivery and performance of the Documents, all certified to be true, accurate and complete by a Designated Representative;

                         (vi) the Approved Budget;

                         (vii)     a current survey of the Property
                    indicating the location of all building lines, easements (visible, reflected in the public records or otherwise) and any existing improvements or encroachments, which survey shall contain no state of facts objectionable to Owner and shall be accompanied by a survey certificate acceptable to Owner and Title Company. The survey shall indicate whether the Property is located in a "Flood Control Area";

                         (viii)    certificates of insurance for all
                    policies required pursuant to Section 11 hereof;

                         (ix) all financial statements of Developer (i)
                    required by Owner; or (ii) necessary to provide Owner with true, accurate and complete knowledge of the financial condition of Developer;

                         (x)  evidence satisfactory to Owner of the
                    availability of all necessary utilities to the Property and the zoning of the Property to allow the construction of the Improvements;

                         (xi) a Phase I environmental report prepared by a
                    Person, and in form and substance, satisfactory to Owner;

                         (xii) a list of subcontractors employed in connection with the Project whose agreements call for payment in excess of $150,000.00. The list shall show the name, license number, address, contract name and telephone number of each such subcontractor, a general statement of the nature of the work to be done, the labor and materials to be supplied, the names of materialmen, if known and the approximate dollar value of labor, work and materials itemized with respect to each subcontractor and materialman. Owner and its agents shall have the right (but not the obligation) to directly contact each subcontractor and materialman to verify the facts disclosed by any such list;

                         (xiii) Payment and Performance bonds in such amounts showing Owner as an obligee, in such form and issued by such companies as are reasonably acceptable to Owner; and

                         (xiv)     all other documents reasonably required
                    by Owner.

                    (b)  Owner shall have received and approved in writing
               (a) a soils report for the Property (the "Soils Report");
               (b) a full set of the Improvement Plans; (c) evidence that all necessary or appropriate approvals of Governmental Agencies required in connection with the construction, use and operation of the Project have been obtained (except as provided in Section 6.5(b) and other than a certificate of occupancy or construction inspections), including without implied limitation, plot plan approvals, subdivision approvals, environmental approvals (including an environmental impact report if required under applicable law), sewer and water permits and zoning and land use entitlements; and (d) copies of all Project Agreements.

                    (c) Developer shall have delivered to Owner the Title Policy subject only to the Permitted Encumbrances, the cost of which shall be paid for from the Approved Budget.

                    (d) Owner shall have received a sworn statement from an A.I.A. Architect acceptable to Owner giving, in such detail as Owner may reasonably require, an estimate of the time and cost of completing the construction of the Project and stating, with such supporting details as Owner may reasonably require, that to the best of their knowledge and belief, and after due inquiry (a) the Approved Budget is an accurate reflection of all of the Maximum Project Amount,
               (b) the amounts to be subsequently advanced for such purpose under this Agreement will be sufficient to pay all Project Costs, and (c) the Project can be completed in accordance with the Improvement Plans within the time period required hereunder.

                    (e) Owner shall have received reasonably satisfactory evidence from Developer, the Architect, or such other parties as Owner shall in its sole discretion require that the Improvement Plans are in compliance with all applicable statutory requirements (if any) regarding the elimination of architectural barriers for handicapped persons.

                    (f) Owner shall have approved all Project Agreements, access rights, easements, and other arrangements necessary, in the judgement of Owner, for the uninterrupted and orderly operation of the Project.

                    (g) At Owner's election, Owner shall have received a current Appraisal of the completed Project.

                    (h) Owner shall have received all other evidence and information that it may reasonably require.

                    (i) All of the conditions set forth in the Master Development Agreement shall have been satisfied.

               6.2  Any Disbursement.  Owner's obligation to make any
                    ----------------
          Disbursement (including the initial Disbursement and the final Disbursement) is subject to the following conditions precedent, except for item (g) which shall only be a condition precedent to any Disbursement after the completion of the foundation:

                    (a) Owner and Owner's Engineer (for Disbursement Requests which include hard costs) shall have received a Disbursement Request and, for Disbursement Requests which include hard costs, a completed and executed Application and Certificate for Payment (AIA document G702), each executed by a Designated Representative and Architect where appropriate), together with such other documents required or requested by Owner under Section 5.2(a).

                    (b) Neither all nor any portion of the Property shall be the subject of any proceeding by a Governmental Agency for the condemnation, seizure or appropriation thereof, nor the subject of any negotiations for sale in lieu of condemnation, seizure or appropriation, unless the portion of the Property subject to any such proceeding or negotiation, if taken, shall not render the remaining portion of the Property unsuitable for its primary intended use.

                    (c) Neither the Improvements nor the Project shall have been rendered unsuitable for its primary intended use by fire or other casualty, unless insured.

                    (d)  The representations and warranties set forth in
               Section 7 hereof and in the Master Development Agreement shall be true, accurate and correct as of the date of each Disbursement as though made as of that date, and Developer shall have performed all of its covenants and obligations hereunder to have been performed as of the date of such Disbursement.

                    (e) No Event of Default which is continuing or not otherwise cured or waived, shall have occurred and no event shall have occurred which, with the giving of notice or the passage of time or both, would constitute an Event of Default.

                    (f) Owner shall have received from the Title Company, in form and substance satisfactory to Owner, all endorsements required as part of the Title Policy, and any binders, supplements and modifications thereto as Owner deems reasonably necessary to evidence that there are no intervening liens or security interests against the Property or the Project, the cost of which shall be paid for from the Approved Budget.

                    (g) Within 30 days after pouring of the concrete slab on the Project and upon completion of the foundation of the Project, Developer shall have delivered (i) a survey prepared by a duly licensed surveyor containing such certificate as Owner may reasonably require, showing that the location of the foundation is entirely within the property lines and set-back lines and does not encroach upon any easement or breach or violate any covenant, condition or restriction of record, nor any applicable building or zoning ordinance and (ii) a certificate prepared by a duly licensed surveyor or architect in such form as Owner may reasonably require, stating that the property was graded, the foundation poured and the site work completed in compliance with the requirements of the Soils Report, together with such concrete and compaction test reports as Owner's Engineer shall reasonably request.

                    (h) Developer shall have executed and acknowledged (or caused to be executed and acknowledged) and delivered to Owner all documents, and taken all actions required by Owner from time to time to confirm the rights created or now or hereafter intended to be created under the Documents, to protect and further the validity, priority and enforceability of the Documents, or otherwise to carry out the purposes of the Documents and the transactions contemplated thereunder.

                    (i) Owner shall be reasonably satisfied, based on its own inspections or other reliable information, that the progress of the Project, and its compliance with all applicable laws and other requirements, is as represented to Owner by Developer. For such purposes Owner may require evidence of successful completion of any required inspections of city and county officials or those of other Governmental Agencies which may be required with respect to different stages in the completion of the Improvements, together with certificates of the Architect and/or Contractor that the Project is progressing as represented by Developer.

                    (j) Owner shall be satisfied that Developer has complied with all applicable Laws, regulations and recorded covenants, conditions and restrictions so as to permit the lawful construction of the Project and that all required governmental approvals and permits have been obtained by Developer.

                    (k) Developer shall not be in default under the terms and provisions of any Project Agreement, the Facility Lease or the Master Development Agreement.

                    (l) All conditions to the initial Disbursement shall have been satisfied.

                    (m) Notwithstanding anything contained herein to the contrary, no Disbursements shall be made until Developer shall have delivered to Owner a fully executed final building permit for the Project from all appropriate Governmental Agencies.

                    (n) There shall be no actions, suits or proceedings pending, or to Developer's knowledge, threatened against or affecting Developer or the Project, at law or in equity, or before any governmental agency, which, if adversely determined, would substantially impair the ability of Developer to complete the Project in accordance with the provisions hereof.

                    (o) All of the conditions set forth in the Master Development Agreement shall have been satisfied.

               6.3  Disbursement of Marketing and Lease-Up Allowances.  The
                    -------------------------------------------------
          "Marketing Allowance" on the Approved Budget shall be disbursed to Developer in three equal monthly installments beginning with the Disbursement made during the ninth month after the date hereof. The "Lease-Up Allowance" on the Approved Budget shall be included within the Estimated Completion Amount pursuant to
          Section 5.10.

               6.4  Contractor's Disbursement.  Owner's obligation to
                    -------------------------
          disburse the retainage under the construction contract is subject to the following additional conditions precedent:

                    (a) Owner shall have received all of the title insurance and related documents described in Section 6.2(f) hereof.

                    (b) Owner shall, in its sole discretion, be satisfied that the Architect, Surveyor and all contractors and subcontractors have been paid and will be paid in full, or have otherwise executed sufficient and satisfactory releases of any and all mechanic's or materialman's lien or liens which they may have or be entitled to, or that Developer has otherwise sufficiently provided for the satisfaction of all claims or liens by the Architect, Surveyor or any contractor or subcontractor.

                    (c) Developer shall have furnished to Owner an "as built" ALTA survey, certified to ALTA requirements, prepared by an engineer or surveyor licensed in the State of Texas acceptable to Owner, the cost of which shall be paid for from the Approved Budget and shall:

                         (i) include a legal description of the land by metes and bounds,and a computation of the area comprising the Land in both acre, gross square feet and net square feet measured in accordance with the Building Owners and Managers Association Standard for Measurement of Office Space (ANSI Standard 265.1-1980);

                         (ii) accurately show the location on the Property
                    of the Improvements, buildings and setback lines, ditches, easements, roads, rights-of-way and encroachments;

                         (iii)     be certified to the Owner and the Title
                    Company;

                         (iv) legibly identify any and all recorded matters
                    shown on said survey by appropriate volume and page recording references with dates of recording noted and the survey shall show the location of all adjoining streets.

               6.5  Final Disbursement.  Owner's obligation to disburse the
                    ------------------
          final balance of the Maximum Project Amount is subject to the following additional conditions precedent:

                    (a) The Project shall be complete, as such completion is defined in Section 10.1 hereof.

                    (b) Any portion of the Project requiring inspection or certification by any Governmental Agency shall have been inspected and certified as complete and all other necessary approvals shall have been duly issued. (This subsection shall not apply to Chapter 247 of the Texas Health and Safety Code if at such time Developer does not provide personal care services to the tenants at the Property).

                    (c) Owner, Contractor, Architect, Owner's Engineer and Developer shall each have approved the completion of the Project.

                    (d) Developer shall have filed a notice of completion as required by the Laws, if any.

               6.6  Disbursement of Developer's Fee.  Notwithstanding
                    -------------------------------
          anything to the contrary contained herein, Owner's obligation to disburse the Developer's Fee is subject to and shall not occur before the Project shall be complete, as such completion is defined in Section 10.1 hereof.

          7. REPRESENTATIONS AND WARRANTIES. As a material inducement to Owner's entry into this Agreement, Developer represents and warrants to Owner that:

               7.1  Formation, Qualification and Compliance.  Developer (a)
                    ---------------------------------------
          is either a corporation, limited partnership or limited liability company duly formed, validly existing, and in good standing under the laws of the States of Delaware or Texas; (b) has all requisite authority to conduct its business and own and lease its properties; and (c) is qualified and in good standing in every jurisdiction in which the nature of its business makes qualification necessary or where failure to qualify could have a material adverse affect on its financial condition or the performance of its obligations under the Documents. Developer is in material compliance in all respects with all Laws and requirements applicable to its business, the violation of which might materially affect its obligations hereunder, and has obtained all approvals, licenses, exemptions and other authorizations from, and has accomplished all filings, registrations and qualifications with, any Governmental Agency that are necessary for the transaction of is business.

               7.2  Execution and Performance of Documents.  Developer
                    --------------------------------------
          hereby represents and warrants to Owner as follows:

                    (a) Developer has all requisite power and authority to execute and perform its respective obligations under the Documents.

                    (b) The execution by Developer and the performance by Developer of its obligations under each Documents have been authorized by all necessary action and do not and will not:

                         (i)  require any consent or approval not
                    heretofore obtained of any Person having any interest in Developer;

                         (ii) violate any provision of, or require any
                    consent or approval not heretofore obtained under, the partnership agreement, articles of incorporation, bylaws or other governing documents applicable to Developer;

                         (iii) result in or require the creation or imposition of any lien, claim, charge or other right of others of any kind (other than under the Documents) on or with respect to any property or assets owned or leased by Developer;

                         (iv) violate any provision of any law, order,
                    writ, judgment, injunction, decree, determination or award presently in effect; or

                         (v)  conflict with or constitute a breach or
                    default under, or permit the acceleration of obligations owed pursuant to, any contract, loan agreement, lease or other document to which Developer is a party or by which Developer or any of its property is bound.

                    (c) Developer, to the best of its knowledge, is not in default in any respect under any law, regulation, order, writ, judgment, injunction, decree, determination, award, contract, or lease.

                    (d) No approval, license, exemption or other authorization from, or filing, registration or qualification with, any Governmental Agency is required in connection with:

                         (i)  the execution by Developer of, and the
                    performance by Developer of its obligations under the Documents, other than customary building, drainage and construction permits which will be secured by Developer prior to undertaking those activities; and

                         (ii) the Documents.

                    (e) The Documents, when executed and delivered, will constitute legal, valid and binding obligations of Developer enforceable in accordance with their respective terms.

                    (f) The officers of Developer are properly in office and fully authorized to execute the Documents.

                    (g) No event of Default which is continuing or not otherwise cured or waived, shall have occurred and no event shall have occurred which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

               7.3  Financial and Other Information.  All financial
                    -------------------------------
          information furnished to Owner with respect to Developer in connection with the Project (a) is complete and correct in all respects as of the date of delivery thereof; (b) accurately presents the financial condition of Developer as of the date of delivery thereof; and (c) has been prepared in accordance with generally accepted accounting principles consistently applied. All other documents and information furnished to Owner by Developer with respect to Developer in connection with the Project are complete, accurate and correct in all material respects. Developer does not have any material liability or material contingent liability which has not been disclosed to Owner in writing and there is no material lien, claim, charge or other right of others of any kind (including liens or retained security titles of conditional vendors) on any property of Developer not disclosed in such financial statements.

               7.4  No Material Adverse Change.  There has been no material
                    --------------------------
          adverse change in the condition, financial or otherwise, of Developer since the date of the most recent financial statements delivered to Owner. Since that date, Developer has not entered into any material transaction not disclosed in such financial statements or otherwise disclosed to Owner in writing.

               7.5  Tax Liability.  Developer has filed all required
                    -------------
          federal, state and local tax returns. Developer has paid all federal, state and local taxes due (including any interest and penalties) other than taxes being promptly and actively contested by Developer in good faith and by appropriate proceedings and which have been disclosed to Owner in writing. Developer is maintaining adequate reserves for tax liabilities (including contested liabilities) in accordance with generally accepted accounting principles.

               7.6  Government Requirements.  Developer has reviewed and is
                    -----------------------
          in compliance with all Laws relating to the Property. Developer has obtained, and is complying with the conditions of, all licenses, exemptions, approvals and other authorizations of Governmental Agencies required in connection with the Property and the Project, including each of the following as applicable:

                    (a) zoning, land use and planning requirements, including requirements arising from, or relating to the adoption or amendment of, any applicable general plan;

                    (b)  subdivision and parcel map requirements;

                    (c) environmental requirements, including requirements of the National Environmental Policy Act and the preparation and approval of all required environmental impact statements and reports;

                    (d) requirements in connection with use, occupancy and building permits; and

                    (e)  requirements of public utilities.

               7.7  No Adverse Conditions.  There are no existing, pending
                    ---------------------
          or, to the best of Developer's knowledge, threatened Force Majeure Events or other natural, legal, or economic conditions which could prevent completion of the Project in accordance with the Improvement Plans.

               7.8  Rights of Others.  Developer has examined and, to the
                    ----------------
          best of Developer's knowledge, is in compliance with all covenants, conditions, restrictions, easements, rights of way and other rights of third parties relating to the Property.

               7.9  Approved Budget.  The Approved Budget is based on
                    ---------------
          information deemed reliable by Developer and represents
          Developer's good faith estimate of all costs required to complete the Project.

               7.10 Litigation.  There are no actions or proceedings
                    ----------
          pending, or, to the best of Developer's knowledge, threatened against or affecting Developer or the Project before any Governmental Agency.

               7.11 Project Agreements.  Developer has delivered to Owner
                    ------------------
          true and complete copies of all Project Agreements, together with all supplements and modifications thereto.

               7.12 Title to Assets.  Developer has good and marketable
                    ---------------
          title to all assets disclosed in the financial statements furnished to Owner except as otherwise shown therein.

               7.13 Name and Principal Place of Business.  Developer
                    ------------------------------------
          presently uses no trade name other than its actual name. Developer shall, however, operate the Project under the trade name "Grand Court ____________________." Developer's principal place of business is ____________________ County,
          ____________________.

               7.14 Hazardous Materials.  Developer has no knowledge as a
                    -------------------
          result of the Phase I environmental report or otherwise of (a) the presence of any Hazardous Materials on the property; (b) the presence of any underground storage tanks ("USTs") on the Property; or (c) any spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring off the Property as a result of any construction on or operation and use of the Property. In connection with the construction on or operation and use of the Property, Developer represents for itself, its contractors, subcontractors and any other of its agents, that, as of the date of this Agreement, it has no knowledge, after due investigation, of any failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials. Developer represents and warrants to Owner that it has caused to be prepared a Phase I environmental report investigating the present and past uses of the Property and its environmental engineers have made due inquiry of the appropriate governmental agencies and offices having jurisdiction over the Property and the laws regulating the environment, as to whether the Property or any property in the immediate vicinity of the Property is or has been the site of storage of or contamination by any Hazardous Materials. Developer has provided Owner with a copy of the Phase I environmental report. Activities that are included in the use of the Property as an assisted and independent living facility, and such other necessary and incidental uses in connection therewith are excepted from this Section.

          8. AFFIRMATIVE COVENANTS. While any obligation of Developer under the Documents remains outstanding:

               8.1  Payment of Taxes, Assessments Costs and Expenses.
                    ------------------------------------------------
          Developer shall pay or cause to be paid out of the Approved Budget all costs and expenses required to satisfy the conditions of this Agreement. Without limitation of the generality of the foregoing, Developer shall pay or cause to be paid or discharged out of the Approved Budget, when due, all taxes, assessments and other governmental charges upon the Property or Improvements, as well as all claims for work, services, labor and materials which, if unpaid, might become a lien or charge upon the Property or Improvements. Developer shall pay or caused to be paid out of the Approved Budget all costs and expenses of Owner and Developer in connection with the Project, including, but not limited to, all expenses of hazard and liability insurance premiums, reasonable fees for the examination of the status of title, preparation and review of Documents, title insurance premiums and closing and servicing fees, surveys, architect and engineer fees, and other costs and expenses required by this Agreement or the Master Development Agreement, including, but not limited to, recording and filing fees and all mortgage taxes and intangible taxes, costs of Title Company disbursements, if any, as well as all costs related to this Agreement, any reasonable fees and costs of outside and/or special counsel and fees and commissions due to brokers in connection with this transaction. In the event of default by Developer under this Agreement, Developer agrees to pay all reasonable expenses incurred by Owner, including reasonable attorneys' fees, in accordance with terms and provisions of this Agreement. In connection with the foregoing covenant, Owner and Developer represent to one another that they have no agreement with any broker or other person for any commission arising out of or in connection with the transaction contemplated by this Agreement.

               8.2  Title Insurance Endorsement.  Developer shall deliver
                    ---------------------------
          to Owner in form and content satisfactory to Owner, all endorsements and binders to the Title Policy required by Owner hereunder from time to time, the cost of which shall be paid for from the Approved Budget.

               8.3  Continued Compliance.  Comply with all Laws and
                    --------------------
          requirements of Governmental Agencies, and all rights of third parties, relating to the Property or Developer's business or other properties, all as described more fully in Section 7.6. and deliver to Owner from time to time, within ten days of Owner's request therefor, evidence reasonably satisfactory to Owner that Developer has complied with any such law, requirement or right.

               8.4  Books and Records.  Maintain complete books of account
                    -----------------
          and other records reflecting its operations with respect to the Property, including all contributions of equity investment capital, in accordance with generally accepted accounting principles consistently applied, and permit Owner and its agents, at reasonable times, to inspect and copy any such records.

               8.5  Maintenance and Security of the Property.  Maintain the
                    ----------------------------------------
          Property in good condition and repair, take all measures reasonably required by Owner to protect the physical security of the Property, and not permit any waste or damage with respect to the Property.

               8.6  Financial Statements.  Deliver to Owner, or cause to be
                    --------------------
          delivered:

                    (a) As soon as available and in any event within 90 days after the end of each Fiscal Year, a statement of Developer's financial position as of the end of such Fiscal Year and the related statements of revenues and expenses for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year all reported on by any accounting firm reasonably acceptable to Owner, whose report shall state that such financial statements present fairly the financial position of Developer as of the end of such Fiscal Year and the results of its operations and changes in financial position for such Fiscal Year.

                    (b) As soon as available and in any event within 45 days after the end of each of the first three quarterly periods of each Fiscal Year, a statement of Developer's financial position as of the end of such period and the related statements of revenues and expenses for such quarter of the Fiscal Year, setting forth in comparative form the figures for the previous Fiscal Year, which statements may be internal statements and need not be audited.

               8.7  Notice of Certain Matters.  Give notice to Owner of any
                    -------------------------
          one or more of the following with respect to which Developer may have knowledge:

                    (a) any litigation or claim of any kind demanding injunctive relief or affecting or relating to the Property and involving an amount in excess of $20,000.00 and any litigation or claim of any kind that might otherwise subject Developer to liability in excess of $1,000,000.00, whether covered by insurance or not;

                    (b) any dispute between Developer and any Governmental Agency relating to the Property, the adverse determination of which might materially affect the Property;

                    (c) any commencement of proceedings in condemnation or eminent domain relating to the Property;

                    (d)  any trade name hereafter used by Developer;

                    (e) any material aspect of the Project that is not in conformity with the Improvement Plans;

                    (f) any circumstance that may render the Approved Budget materially inaccurate with respect to any estimated Project Cost;

                    (g) any Event of Default or event which, with the giving of notice or the passage of time or both, would constitute an Event of Default; and

                    (h) any other event or condition causing a material adverse change in the financial condition of Developer.

               8.8  Notice of Liens.  Give notice to Owner of the creation
                    ---------------
          of any lien on any portion of the Property or the Personal Property within five Business Days after Developer receives notice of its creation.

               8.9  Additional Reports and Information.  Deliver to Owner,
                    ----------------------------------
          within ten Business Days of Owner's request therefor, (a) copies of all regular or periodic financial statements and reports that Developer sends to any partners or investors; (b) copies of regular or periodic reports which are available for public inspection or which Developer is required to file with any Governmental Agency; and (c) in form and substance reasonably satisfactory to Owner (i) a certificate stating that no Event of Default remains uncured or setting forth all existing Events of Default in reasonable detail and (ii) all other information relating to Developer, the Property or the Project reasonably required by Owner from time to time.

               8.10 Further Assurances.  Execute and acknowledge (or cause
                    ------------------
          to be executed and acknowledged) and deliver to Owner all documents, and take all actions, reasonably required by Owner from time to time to confirm the rights created or now or hereafter intended to be created under the Documents, to protect and further the validity, priority and enforceability of the Documents, or otherwise to carry out the purposes of the Documents and the transactions contemplated thereunder.

               8.11 Copies of Amendments.  Promptly deliver to Owner a copy
                    --------------------
          of any Change Orders required pursuant to Section 10.3 and copies of any supplement, modification or amendment to any document delivered to Owner pursuant to this Agreement.

               8.12 Continued Existence.  Maintain its existence and
                    -------------------
          continue to be in good standing in the States of Delaware and Texas, as applicable.

               8.13 Hazardous Materials.  In the event any investigation or
                    -------------------
          monitoring of site conditions or any cleanup, containment, restoration, removal or other remedial work ("Remedial Work") is required (a) under any applicable federal, state or local law or regulation, (b) by any judicial or administrative order, (c) in order to comply with any agreements affecting the Property, (d) to maintain the Property in a standard of environmental condition which prevents the release of any Hazardous Materials to adjacent property and otherwise is consistent with the prudent ownership of property of the character of the Property, (e) as a result of the existence of Hazardous Materials on the Property, or (f) as a result of any activities on the Property which directly or indirectly result in the Property becoming contaminated with Hazardous Materials, Developer shall perform or cause to be performed such Remedial Work; provided that, Developer may withhold commencement of such Remedial Work pending resolution of any good faith contest regarding the application, interpretation or validity of any law, regulation, order or agreement, subject to the requirements set forth below. All Remedial Work shall be conducted (i) in a diligent and timely fashion by a licensed environmental engineer, (ii) pursuant to a detailed written plan for the Remedial Work approved by any Governmental Agency with a legal or contractual right to grant such approval, (iii) with such insurance coverage pertaining to liabilities arising out of the Remedial Work as is then customarily maintained with respect to such activities, and (iv) only following receipt of all required permits, licenses or approvals. In addition, Developer shall submit to the Owner promptly upon receipt or preparation, copies of any and all reports, studies, analysis, correspondence, governmental comments or approvals, proposed removal or other Remedial Work contracts and similar information prepared or received by Developer in connection with any Remedial Work or Hazardous Materials relating to the property. All costs and expenses of such Remedial Work shall be paid by Developer (unless it is a Project Cost specifically set forth in the Approved Budget), including, without limitation, the charges of the Remedial Work contractors and the consulting environmental engineer, any taxes or penalties assessed in connection with the Remedial Work and the Owner's reasonable fees and costs incurred in connection with monitoring or reviewing such Remedial Work.
          In the event Developer should fail to commence or cause to be commenced such Remedial Work, in a timely fashion, or fail diligently to prosecute to completion such Remedial Work, the Owner (following ten days written notice to Developer) may, but shall not be required to, cause such Remedial Work to be performed. All such costs shall be due and payable by Developer ten days after the Owner's demand therefor. Notwithstanding any provision of this Agreement to the contrary, Developer may contest by appropriate action any Remedial Work requirement imposed by any Governmental Agency, and the Owner shall have no right to perform such required Remedial Work on Developer's behalf during the pendency of such contest, provided that (a) no Event of Default has occurred and is continuing, (b) Developer has given the Owner written notice that Developer is contesting or shall contest, and Developer does in fact contest, the application, interpretation or validity of the law, regulation, order or agreement pertaining to the Remedial Work by appropriate legal or administrative proceedings conducted in good faith and with due diligence and dispatch, (c) such contest shall not subject the Owner, any of the Owner's directors, trustees, beneficiaries, officers, shareholders, employees and agents, or any assignee of all or any portion of the Owner's interest in the Property to civil or criminal liability and does not jeopardize any such parties' lien upon or interest in the property, and (d) Developer shall give such security or assurances as may be reasonably required by the Owner to insure ultimate compliance with all legal or contractual requirements pertaining to the Remedial Work (and payment of all costs, expenses, interest and penalties in connection therewith) and to prevent any sale, forfeiture or loss by reason of nonpayment or noncompliance. Developer agrees to immediately notify Owner if Developer becomes aware of (a) any Hazardous Materials or other environmental problem or liability with respect to the Property, or any adjacent property or (b) any lien, action or notice relating to Hazardous Materials and served on Developer or imposed against the Property, as the case may be, by any Governmental Agency. Developer agrees to protect, defend, indemnify and hold Owner harmless from and against all claims, demands, damages, losses, liens, liabilities, penalties, fines, lawsuits and other proceedings (including, without limitation, the cost of any required cleanup of such Hazardous Materials and all reasonable attorneys' fees and expenses incurred by Owner in connection therewith) arising directly or indirectly from or out of, or in any way connected with (a) the inaccuracy of the representations set forth in Section 7.14 and (b) any activities on the Property which directly or indirectly results in the Property or any adjacent and contiguous property becoming contaminated with Hazardous Materials, (c) the discovery of Hazardous Materials on the Property, and (d) the cleanup of Hazardous Materials from the Property. Developer acknowledges that it will be solely responsible for all costs and expenses relating to the cleanup of Hazardous Materials from the Property or from any other properties which become contaminated with Hazardous Material as a result of activities on or the contamination of the Property. Developer's obligations under this Section 8.13 shall survive the completion of the Project as contemplated by this Agreement.

               8.14 Building Permit.  Secure a final building permit for
                    ---------------
          the Project from all applicable Governmental Agencies on or before ________________________ ___, 1996.

               8.15 Consolidated Net Worth.  Developer shall maintain, on a
                    ----------------------
          consolidated basis, a Consolidated Net Worth of at least $30,000,000.00, as reflected from time to time in the financial statements provided to Owner pursuant to Section 8.6; provided, however, if Developer shall complete an initial public offering of equity securities, then the Consolidated Net Worth which Developer shall maintain shall be at least 75% of its Consolidated Net Worth that existed immediately after the completion of the initial public offering, but not less than $30,000,000.00.

               8.16 Name of Facility.  Developer may select the name of the
                    ----------------
          Project, which name will at all times be the exclusive property of Developer.

          9. NEGATIVE COVENANTS. While any obligations of Developer to Owner remain outstanding, Developer shall not, unless Owner otherwise consents in writing:

               9.1  Liens on Property.  Cause or suffer to become effective
                    -----------------
          any lien, restriction or other encumbrance upon the title affecting any part of the Property other than (i) the Permitted Encumbrances, (ii) taxes not delinquent, and (iii) easements permitted under Section 14.6.

               9.2  Liens on Personal Property.  Except for motor vehicles,
                    --------------------------
          or kitchen equipment (limited to dishwashers and ice machines) or office equipment that is obtained under one or more leases, install in, or use in connection with, the Property any personal property (other than the Personal Property) which any Person other than Owner has the right to remove or repossess under any circumstances, or on which any Person other than Owner has a lien.

               9.3  Changes in Approved Budget.  Supplement, modify or
                    --------------------------
          amend the Approved Budget, unless such supplement, modification or amendment results from a Change Order for which Owner's prior written approval is not required.

               9.4  Assignments of Obligations.  Assign or delegate any
                    --------------------------
          obligation or rights under the Documents.

               9.5  Removal of Personal Property.  Remove or permit the
                    ----------------------------
          removal from the Property of any items of Personal Property (other than tools and construction equipment used in the construction of the Project) unless (i) no Event of Default (or event which, with the giving of notice or the passage of time or both, would constitute an Event of Default) has occurred and is continuing and (ii) if the same was either paid for with funds from Owner or was a substitution for an item paid for with funds from Owner, Developer promptly either (a) substitutes and installs on the Property other items of equal or greater value in the operation of the Property as a modern facility, all of which items shall be free of liens, and executes and delivers to Owner all documents required by Owner in connection with such items, or
          (b) (1) in the case of the sale or scrapping of any items, pays to Owner the sale proceeds or scrap value, as applicable (2) in the case of the trade-in of any items for other items of Personal Property not installed on the Property, pays to Owner the amount of the credit received and (3) in the case of any other disposition, pays to Owner an amount equal to the original cost of the items less depreciation at rates calculated in accordance with generally accepted accounting principles.

          10.  CONSTRUCTION COVENANTS.

               10.1 Commencement and Completion of Project.  Developer
                    --------------------------------------
          shall commence construction of the Project within 30 days of the date hereof (assuming that all the conditions in Section 6.1 have been satisfied), diligently proceed with the construction of the Project and substantially complete the construction of the Project within 15 months of the commencement of construction for an aggregate amount not to exceed the Maximum Project Amount unless Developer brings the costs "in balance" as provided in
          Section 5.7. The Project shall be considered complete for purposes of this Agreement only when: (a) all work described in the Improvement Plans has been completed and fully paid for or will be paid for with the final Disbursement to be made hereunder, (b) all work requiring inspection or certification by any Governmental Agency has been completed and all requisite certificates, approvals and other necessary authorizations (including any required certificates of occupancy) have been obtained, (c) streets, if any, and offsite utilities have been completed to the satisfaction of all applicable authorities, (d) sufficient undisbursed amounts of the Maximum Project Amount remain available to pay any and all budgeted amounts for post-completion cost (including amounts budgeted for tenant improvements and any post-Developer's Fees or other amounts due under this Agreement), and (e) Owner has received a Completion Certificate from the Architect in the form attached hereto as Exhibit D.
          ---------

               10.2 Offsite Improvements.  Developer shall promptly
                    --------------------
          commence and substantially complete all offsite improvements of the public streets, walks and like areas adjoining the Project as well as any requirement to provide utilities and other facilities in accordance with requirements of any Governmental Agencies. Developer hereby indemnifies and holds Owner harmless against any claim of any surety furnishing a bond for such work to any Governmental Agency, whether such claim is founded upon existing or future liability and whether such liability is express or implied.

               10.3 Change Orders.  The Improvement Plans shall not be
                    -------------
          modified except pursuant to change orders ("Change Orders") approved by Owner pursuant to this Section 10.3. All Change Orders shall be submitted to Owner for Owner's approval before Developer becomes committed thereto if (i) the change materially affects structural aspects of the Improvements or (ii) if such Change Order involves an amount in excess of $50,000.00. If acceptable to Owner, a properly submitted Change Order will be approved in writing by Owner within ten Business Days of its receipt; provided that in the event Owner reasonably determines (and notifies Developer within such ten Business Day period) that Owner needs to study, or consult with construction or other experts in connection with the impact of such Change Order, such ten Business Day approval period shall be extended for an additional five Business Days, provided Owner has received all necessary information in order to make such decision, or five Business Days beyond the date Owner receives such information, whichever is later.

               10.4 Conformity with Improvement Plans.  Developer shall
                    ---------------------------------
          cause the Project to be constructed in substantial conformity with the Improvement Plans. If any aspect of the Project is not in substantial conformity with the Improvement Plans, Owner shall have the right to stop the work and order repair or reconstruction in accordance with the Improvement Plans and to withhold further Disbursements until the Project is in substantial conformity with the Improvement Plans. Upon notice from Owner to Developer (or Developer's discovery irrespective of such notice) that any aspect of the Project is not in substantial conformity with the Improvement Plans, Developer shall commence correcting the deviation promptly, and in any event within ten Business Days of the notice or discovery, and shall prosecute such work diligently to completion, which, absent causes beyond Developer's control, shall not be later than 45 days after such notice or discovery. If Owner determines that the corrective work is not proceeding satisfactorily, Owner may take over such corrective work and complete it at Developer's expense from the Approved Budget.

               10.5 Owner's Engineer.  Developer hereby acknowledges and
                    ----------------
          agrees that Owner has employed, and shall continue to employ the Owner's Engineer, all costs of which (not to exceed $1,000.00 per month), shall be paid by Developer out of the Approved Budget, to assist Owner in connection with Owner's review and approval of all plans, specifications, contracts, budgets and related matters, and to regularly inspect the progress of the Project and approve all Disbursement Requests.

               10.6 Encroachments.  The Project shall be constructed
                    -------------
          entirely on the Property and shall not encroach upon or overhang any easement, right of way, building set-back line, or land of others unless, in connection with any such encroachment, Developer (a) records a document, signed by all property owners, easement holders and other Persons whose rights are affected by the encroachment or overhang, consenting to the encroachment or overhang, and sufficient to ensure that Owner's rights with respect to the Property could not be impaired by the encroachment or overhang and (b) furnishes to Owner all other documents, including any title insurance endorsements, reasonably required by Owner. From time to time upon demand, Developer shall furnish satisfactory evidence of compliance with this Section 10.6.

               10.7 Entry and Inspection.  At all reasonable times prior to
                    --------------------
          completion of the Project, Owner and its agents shall have (a) the right of free access to the Property and all sites away from the Property where materials for the Project are stored, (b) the right to inspect all labor performed and materials furnished for the Project, and (c) the right to inspect and copy all documents pertaining to the Project. Without limiting the generality of the foregoing, the Owner may cause the Owner's Engineer to inspect the Project at least once each calendar month in connection with Developer's request for a Disbursement.

               10.8 Construction Information.  Developer shall furnish to
                    ------------------------
          Owner, within ten days after the end of each calendar month prior to completion of the Project, a report in form and content satisfactory to Owner, certified as correct by Contractor and Developer, setting forth all Project Costs accrued as of the end of that month, all Project Costs projected as of the end of that month, and all changes from the previous such report which are known or reasonably anticipated by Developer or Contractor. From time to time during the course of construction, if requested by Owner and within ten days after receipt of such request, Developer shall furnish Owner with reports of Project Costs, construction progress schedules and contractor's cost breakdowns for the Project, itemized as to trade description and item, showing the name of the contractor(s) and/or subcontractor(s), and including indirect costs such as real estate taxes, legal and accounting fees, insurance, architects' and engineers' fees, the fees or other amounts due under this Agreement and contractor's overhead.

               10.9 Permits and Warranties.  Promptly upon receipt of the
                    ----------------------
          same by Developer, Developer shall furnish Owner with true and complete copies of (a) all licenses, permits, approvals, exemptions and other authorizations required in connection with the Project and (b) all warranties and guaranties received from any Person furnishing labor, materials, equipment, fixtures or furnishings in connection with the Project.

               10.10     Protection Against Liens.
                         ------------------------

                    (a) Developer shall pay and discharge all claims for labor, materials and services furnished in connection with the Project that are outside of the Approved Budget and take all actions required to prevent the assertion of claims of lien against the Property.

                    (b) Upon demand by Owner, Developer shall make all demands and claims that Owner shall specify upon laborers, materialmen and other Persons who have furnished (or claim to have furnished) labor, services or materials in connection with the Project. Nothing contained herein shall obligate Developer to pay any claim so long as such claim is being promptly and actively contested by Developer in good faith and by appropriate proceedings; provided that Developer shall, within 30 days after receipt of the notice of the filing of any claim of lien, provide Owner with other security or assurances that Owner may reasonably require.

                    (c) In the event that any lien, stop notice or claim is asserted against Owner by any Person furnishing labor, services, equipment or materials to the Project, Developer shall, upon demand by Owner, take such action as Owner may reasonably require to release Owner from any obligation or liability with respect to such lien, stop notice or claim, including (i) if the claim is being contested in good faith by appropriate proceedings, obtaining a bond or other security, in form, substance and amount satisfactory to Owner or (ii) payment of such claim. If Developer fails to take such action, Owner may, in its sole discretion, file an interpleader action requiring all claimants to interplead and litigate their respective claims, and in any such action Owner shall be released and discharged from all obligations with respect to any funds deposited in court.

               10.11     Permitted Contests.  Notwithstanding any provision
                         ------------------
          of this Agreement to the contrary, Developer may contest by appropriate action any Imposition, and Owner shall have no right to pay such Imposition on Developer's behalf during the pendency of such contest, provided that (a) no "Event of Default" has occurred and is continuing under this Agreement or any of the other Documents; (b) Developer has given Owner written notice that Developer is contesting the application, interpretation or validity of the law, regulation, order or agreement pertaining to the Imposition by appropriate legal or administrative proceedings conducted in good faith and with due diligence and dispatch; (c) such contest shall not subject Owner or any of the Owner's affiliates or any assignee of all or any portion of the Owner's interest in any of the Projects to civil or criminal liability and does not jeopardize any such party's interest in the such Project; and (d) Developer shall give such security or assurances as may be reasonably required by Owner to ensure ultimate compliance with all legal or contractual requirements pertaining to the Imposition (and payment of all costs, expenses, interest and penalties in connection therewith ) and to prevent any sale, forfeiture or loss by reason of nonpayment or noncompliance.

          11.  INSURANCE.

               11.1 Policies Required.  While any obligation of Developer
                    -----------------
          under any Document remains outstanding, Developer shall procure out of the Approved Budget and maintain, or shall cause to be procured and maintained, continuously in effect policies of insurance in form and amounts and issued by companies, associations or organizations satisfactory to Owner covering such casualties, risk, perils, liabilities and other hazards reasonably required by Owner. All original policies, or certificates thereof, and endorsements and renewals thereof shall be delivered to and retained by Owner unless Owner waives this requirement in writing. All policies shall expressly protect or recognize Owner's interest as required by Owner. Without limiting the generality of the foregoing, Developer shall provide or cause to be provided the following types of insurance coverage:

                    (a) During construction of the Project or any subsequent renovation of the Improvements: (i) Builder's Risk Insurance on an "all risks" basis, including Stored Materials and materials while in transit, naming Owner as loss payee in the loss payable clause, (ii) Broad Form Public Liability Insurance in a minimum amount of $5,000,000.00 per occurrence in respect of bodily injury and death and $10,000,000.00 for property damage carried by Developer and by the Contractor naming Owner as a certificate holder, (iii) Workers' Compensation and Employer's Liability Insurance naming Owner as a certificate holder, (iv) Flood Insurance, unless Developer provides Owner with a letter from the Surveyor certifying that the Property is not within a one hundred year flood plain or zone, and (v) Hurricane Insurance in a minimum amount after deductible equal to the Maximum Project Amount.

                    (b) After the Project has been completed and until satisfaction of all obligations under this Agreement (i) property insurance on an "all risks" cost basis in an amount equal to the replacement cost of the physical value of the Improvements but in no event less than the face amount of the Maximum Project Amount, naming Owner as an additional insured and loss payee; (ii) Broad Form Public Liability Insurance in a minimum amount of $5,000,000.00 naming Owner as a certificate holder if requested by Owner; (iii) Worker's Compensation and Employer's Liability Insurance naming Owner as a certificate holder if requested by Owner;
               (iv) Flood Insurance, unless Developer provides Owner with a letter from Developer's engineer certifying that the Property is not located within a one hundred year floor plain or zone; (v) Hurricane Insurance in a minimum amount after deductible equal to the replacement cost of the physical value of the Improvements but in no event less than the Maximum Project Amount; and (vi) Rent loss insurance against loss of income by reason of any hazard covered under the Insurance required under this subparagraph (b) in an amount sufficient to avoid any coinsurance penalty, but in any event for not less than one year's gross receipts from all sources of income from the Project.

                    (c) In the event that Owner shall at any time reasonably and in good faith believe the limits of the personal injury, property damage or general public liability insurance then carried to be insufficient, the parties shall endeavor to agree on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section. If the parties shall be unable to agree thereon, the proper and reasonable limits for such insurance shall be determined by an impartial third party selected by the parties the costs of which shall be divided equally between the parties. Such redeterminations, whether made by the parties or by arbitration, shall be made no more frequently than every year.

                    All policies of insurance shall name Owner as an
               additional insured. Developer shall furnish Owner with a certified copy of an original or a certificate of insurance for all policies of insurance required by this Section 11.1. All policies or certificates, as the case may be, of insurance shall set forth the coverage, the limits of liability, the name of the carrier, the policy number and the period of coverage. In addition, all policies of insurance required under the terms hereof shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Developer or any party holding under Developer which might otherwise result in a forfeiture of said insurance and the further agreement of the insurer waiving all rights of setoff, counterclaim or reductions against Developer. At least ten days prior to the expiration of each required policy, Developer shall deliver to Owner evidence of the renewal or replacement of such policy, continuing such insurance in the form as required by this Agreement. All such policies shall contain a provision that they will not be cancelled, allowed to lapse without renewal, surrendered or amended (which provision shall include any reduction in the scope or limits of coverage) without at least 30 days' prior written notice to Owner or ten days' prior written notice in the event of non-payment of any premiums due.

               11.2 Delivery of Proceeds to Owner.  In the event that,
                    -----------------------------
          notwithstanding the loss payable requirement of Section 11.1, the proceeds of any insurance policy described therein are paid to Developer, Developer shall deliver such proceeds to Owner immediately upon receipt.

               11.3 Application of Casualty Insurance Proceeds.  Any
                    ------------------------------------------
          proceeds collected (the "Proceeds") under any fire or other physical damage insurance policy described in Section 11.1. shall be disbursed to Developer as provided in Section 11.4 but only upon fulfillment of each of the following conditions within 180 days following the occurrence of the damage for which the Proceeds are collected:

                    (a) Developer shall demonstrate to Owner's reasonable satisfaction that the Proceeds, together with amounts deposited by Developer pursuant to subparagraph (b) immediately below, will be adequate to accomplish the repair and reconstruction of the Improvements and to restore the fair market value of the Property to at least the value it had immediately prior to sustaining the damage. Such demonstration shall include delivery to Owner of (i) plans and specifications satisfactory to Owner and (ii) a construction contract in form and content, and with a contractor, satisfactory to Owner,

                    (b) To the extent that the Proceeds are insufficient to accomplish the repairs and reconstruction required pursuant to subparagraph (a) above, Developer shall deliver to Owner funds (the "Shortfall Funds") in the amount of such shortfall, which funds shall be, at Owner's option, assigned to Owner as security for Developer's obligations hereunder and shall be maintained in the Settlement Account with Owner and disbursed in the same manner as the Proceeds; provided that in the event it becomes necessary for Developer to deliver Shortfall Funds to Owner, Developer shall have the option to purchase the Project upon ten days' prior notice for a purchase price equal to the total Project Costs disbursed by Owner, including any accrued but unpaid interest with respect to such Project Costs, and the payment of all expenses in connection with such purchase, including title insurance, survey, recording fees, environmental reports and reasonable attorneys' fees of Owner.

                    (c) Developer shall execute such documents, in form and content satisfactory to Owner, as Owner requires to evidence and secure Developer's obligation to use all amounts disbursed for the prompt repair and reconstruction of the Property in accordance with the plans and specifications approved by Owner.

                    (d) There shall have occurred no Event of Default which is continuing or has not otherwise been cured or waived, or event which, with the giving of notice or the passage of time or both, would constitute an Event of Default, and Owner shall have received a certificate to that effect signed by a Designated Representative.

               11.4 Disbursement of Proceeds.  Any Proceeds and Shortfall
                    ------------------------
          Funds to be disbursed to Developer shall be held in the Settlement Account and disbursed in accordance with the Disbursement procedures and related provisions of this Agreement. Any amounts remaining undisbursed following completion of (and full payment for) such repairs and reconstruction shall be returned to Developer up to the amount of any Shortfall Funds deposited by Developer, and any other amounts remaining shall either be paid to Developer or applied by Owner against the previously disbursed portion of the Maximum Project Amount (which amounts shall be disbursed again pursuant to the terms hereof), in such order as Owner choose in its sole discretion.

               11.5 Failure of Conditions.  In the event Developer fails to
                    ---------------------
          fulfill the conditions set forth in Sections 11.3(a) through 11.3(d) within 180 days following the date on which the damage occurs, the Proceeds shall be retained by Owner and Owner shall have no further obligation for any Disbursement to Developer pursuant to this Agreement.

          12. CONDEMNATION. All compensation, awards and other amounts payable in connection with any taking of any portion of the Property for public use, and any proceeds of any related settlement regardless of whether eminent domain proceedings are instituted in connection therewith (collectively, "Compensation") shall belong to Owner. Developer shall deliver all Compensation to Owner immediately upon receipt. Any Compensation received by Owner shall be disbursed to Developer for repairs and reconstruction, all in accordance with the rights, procedures and other provisions set forth in Section 11.3 for the application of casualty insurance proceeds; provided that in the event of any condemnation of the Property, Developer shall have the option to purchase the Project upon ten days' prior notice for a purchase price equal to the total Project Costs disbursed by Owner, including any accrued but unpaid interest with respect to such Project Costs, and the payment of all expenses in connection with such purchase, including title insurance, survey, recording fees, environmental reports and reasonable attorneys' fees of Owner.

          13.  DEFAULTS AND REMEDIES.

               13.1 Events of Default.  The occurrence and continuation of
                    -----------------
          any of the following, whatever the reason therefor, shall constitute an Event of Default:

                    (a) An event of default shall occur under the Master Development Agreement or any other development agreement between Owner or any of its Affiliates and Developer or any of its Affiliates; or

                    (b) Developer shall fail to make a payment payable by Developer under this Agreement when the same becomes due and payable and such failure continues for a period of ten days after written notice from Owner to Developer; or

                    (c) Any representation, warranty or statement made in any Document or in any other instrument delivered by Developer in connection with any Document proves to have been incorrect in any material respect when made or becomes so at any time; or

                    (d) Work on the Project ceases for 21 consecutive days for any reason (other than Force Majeure Events); or

                    (e) The Project is not substantially completed within the period specified in Section 10.1, free and clear of mechanics', materialmen's and other liens, claims or stop notices asserted by suppliers of labor, services or materials; provided that the existence of any such lien(s) shall not constitute an Event of Default so long as all such liens are being promptly and actively contested in good faith and by appropriate proceedings and Developer has furnished a bond or other security in form, substance and amount satisfactory to Owner in connection therewith; or

                    (f) Developer is dissolved or liquidated or merged with or into any other Person; or for any period of more than ten days Developer ceases to exist in its present form and (where applicable) in good standing and duly qualified under the Laws of the states of Delaware and Texas; or all or substantially all of the assets of Developer are sold or otherwise transferred; provided that the foregoing shall not operate to prevent (i) merger or consolidation of any subsidiary into Developer or a sale, transfer or lease of assets by any subsidiary to Developer or (ii) a merger of any Person into Developer; provided that Developer shall be the surviving or continuing corporation and, after giving effect to such merger or consolidation: (A) Developer shall be in full compliance with the terms of this Agreement and
               (B) the management of Developer shall be substantially unchanged; or

                    (g) Developer shall (a) be adjudicated as bankrupt or insolvent; (b) make a general assignment for the benefit of its creditors; (c) file a petition, answer or consent seeking, or have entered against it (or fail reasonably to contest the material allegations of any petition for) an order for relief (or any similar remedy) under any provision of Title 11 of the United States Code or any other federal, state or foreign Law relating to insolvency, bankruptcy, rehabilitation, liquidation or organization, or consent to the institution of any proceedings thereunder; (d) convene a meeting of its or his creditors, or any class thereof, for the purpose of effecting a moratorium upon or extension or composition of its debts; (e) fail to pay its debts as the mature, unless such debts are being contested in good faith in an appropriate civil action filed in a court of competent jurisdiction; (f) admit in writing that he or it is generally not able to pay his or its debts as they mature or generally not pay his or its debts as they mature; (g) apply for a consent to the appointment of a receiver, trustee, custodian, liquidator or other similar official of all or a portion of his or its assets; or (h) become insolvent; or

                    (h) If (a) a petition is filed or any case or proceeding described in subparagraph (h) above is commenced against Developer or against its assets unless such petition and the case or proceeding initiated thereby is dismissed or stayed within 60 days from the date of the filing; (b) an answer is filed by Developer admitting the allegations of any such petition; or (c) a court of competent jurisdiction enters an order, judgment or decree appointing, without the consent of Developer, a custodian, trustee, agent or receiver of it, or for all or any part of its property, or authorizing the taking possession by a custodian, trustee, agent or receiver of it, or all or any part of its property unless such appointment is vacated or dismissed or such possession is terminated within 60 days from the date of such appointment or commencement of such possession, but not later than five days before the proposed sale of any assets of Developer by such custodian, trustee, agent or receiver, other than in the ordinary course of the business of Developer; or

                    (i) Developer, in any material respect, modifies, amends or terminates any of the Project Agreements without the Owner's prior written consent; or

                    (j) Developer fails to secure a building permit for the Project on or before 30 days from the date hereof.

               13.2 Remedies Upon Default.  Upon the occurrence of any
                    ---------------------
          Event of Default, Owner may, at its option, do any or all of the following:

                    (a) Terminate the disbursement or release of Maximum Project Amount proceeds and apply all or any part of such proceeds to the Project as Owner deems appropriate in its sole discretion, until such Event of Default is cured;

                    (b) Let contracts for, or otherwise proceed with, the completion of the Project and pay the cost thereof out of the proceeds of the Maximum Project Amount and funds in the Settlement Account, and should such cost amount to more than the total of such funds, then Owner shall have the right (but no obligation) to pay such additional costs by expenditure of its own funds (subject to reimbursement by Developer);

                    (c) If the Event of Default may be cured by the payment of money, Owner shall have the right (but no obligation) to make such payment from any funds in the Settlement Account or from its own funds; provided that the making of such payment by Owner from its own funds shall not be deemed to cure the Event of Default, and provided further that, if such payment is made from the Settlement Account and results, or in Owner's judgment may result, in the reduction of the funds in the Settlement Account below the amount required to complete the Project, such payment shall not be deemed to cure the Event of Default until an amount equal to the shortfall is deposited by Developer in the Settlement Account pursuant to Section 5.7. hereof; and

                    (d) Exercise any of its rights under any of the Documents and any other rights provided by law, all in such order and manner as Owner in its sole discretion may determine.

               13.3 Cumulative Remedies; No Waiver.  Owner's rights and
                    ------------------------------
          remedies under the Documents are cumulative and shall be in addition to all rights and remedies provided by law or in equity from time to time, or right of offset. The exercise by Owner of any right or remedy shall not constitute a cure or waiver of any Event of Default, nor invalidate any notice of default or any act done pursuant to any such notice, nor prejudice Owner in the exercise of any other right or remedy, until Owner realizes all amounts owed to it under the Documents and all Events of Default are cured. No waiver by Owner of any default shall be implied from any omission by Owner to take action on account of such default if such default persists or is repeated. No waiver by Owner of any default shall affect any default other than the default expressly waived, and any such waiver shall be operative only for the time and to the extent stated. No waiver of any covenant or condition of any Document shall be construed as a waiver of any subsequent breach of the same covenant or condition. Owner's consent to or approval of any act by Developer requiring further consent or approval shall not be deemed to waive or render unnecessary Owner's consent to or approval of any subsequent act.

          14.  MISCELLANEOUS.

               14.1 Actions.  Owner shall have the right to commence,
                    -------
          appear in and defend any action or proceeding purporting to affect the rights or obligations of the parties to any Document.

               14.2 Default by Owner.  Owner shall be in default of its
                    ----------------
          obligations under this Agreement if Owner shall fail to observe or perform any term, covenant or condition of this Agreement on its part to be performed and such failure shall continue for a period of 30 days after written notice thereof is received by Owner, unless such failure cannot with due diligence be cured within a period of 30 days, in which case such failure shall not be deemed to continue if Owner, within said 30-day period, proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof. In the event Owner fails to cure any such default, Developer may purchase the Project from Owner for a purchase price equal to the sum of all Project Costs disbursed to date together with interest on such sums at the Base Rate from the date of disbursement through the date of payment. In the event Developer elects to purchase the Project, it shall deliver a notice thereof to Owner specifying a date occurring no less than 90 days subsequent to the date of such notice on which it shall purchase the Project, and the same shall be thereupon conveyed in accordance with the provisions of
          Article XVII of the Facility Lease.

               14.3 Disclaimer.  Developer acknowledges and agrees that:
                    ----------

                    (a) The relationship between Developer and Owner is and shall remain solely that of owner and developer, and Owner neither undertakes nor assumes any responsibility to select, review, inspect, supervise, pass judgment upon or inform Developer of any matter in connection with the Project, including matters relating to the suitability of:
               (A) the Improvement Plans, (B) architects, contractors, subcontractors and materialmen, or the workmanship of or the materials used by any of them, or (C) the progress of the Project and its conformity with the Improvement Plans. Developer shall rely entirely on its own judgment with respect to the foregoing matters and acknowledges that any review, inspection, supervision, exercise of judgement or information supplies to Developer by Owner in connection with such matters is solely for the protection of Owner and that neither Developer nor any third party is entitled to rely on it;

                    (b)  Notwithstanding any other provision of any
               Document: (A) Owner is not a partner, joint venturer, alter-ego, manager, controlling person or other business associated or participant of any kind of Developer and Owner does not intend to ever assume any such status and (B) Owner shall not be deemed responsible for or a participant in any acts, omissions or decisions of Developer; and

                    (c) Owner shall not be directly or indirectly liable or responsible for any loss or injury of any kind to any person or property resulting from any construction on, or occupancy or use of, the Property, whether arising from:
               (A) any defect in any building, grading, landscaping or other onsite or offsite improvement, (B) any act or omission of Developer or any of Developer's agents, employees, independent contractors, licensees or invitees, (C) any accident on the Property or any fire, flood or other casualty or hazard thereon, (D) the failure of Developer or any of Developer's licensees, employees, invitees, agents, independent contractors or other representatives to maintain the Property in a safe condition, and (E) any nuisance made or suffered on the Property; unless any of the foregoing arises from or results from the active negligence or willful misconduct of the Owner, its employees or agents.

               14.4 Representations by Owner.  Owner is a duly formed and
                    ------------------------
          validly existing Maryland corporation and has the requisite power and authority to enter into this Agreement. By accepting or approving anything required to be performed or given to Owner under the Documents (other than the foregoing representation regarding formation, validity and authority), including any certificate, financial statement, survey, appraisal or insurance policy, Owner shall not be deemed to have warranted or represented the sufficiency or legal effect of the same, and no such acceptance or approval shall constitute a warranty or representation by Owner to anyone.

               14.5 Indemnity.  Developer hereby indemnifies and holds
                    ---------
          harmless Owner and its directors, officers, agents and employees (collectively, "Indemnitee") from and against:

                     (a) all claims, demands and causes of action asserted
               against any Indemnitee by any Person if the claim, demand or cause of action directly or indirectly relates to (i) a claim, demand or cause of action that the Person has or asserts based on Developer's acts or omissions against the Property, Developer, (ii) the payment of any commission, charge or brokerage fee incurred in connection with this Agreement or the Documents based on Developer's acts or omissions, or (iii) any act or omission of Developer, any contractor, subcontractor or material supplier, engineer, architect or other Person with respect to the Property, or
               (iv) any claim or cause of action of any kind by any Person based on Developer's acts or omissions, which would have the effect of denying Owner the full benefit or protection of any provision of any Document (excluding charges and assessments by Governmental Agencies imposed upon Owner in the normal course of Owner's business); and

                    (b) all liabilities, losses and other costs (including court costs and attorneys' fees) incurred by any Indemnitee as a result of any claim, demand or cause of action described in subparagraph (a).

                    (c) In case any claim, demand or cause of action shall be brought by any third party against any Indemnitee hereunder, such Indemnitee shall promptly notify Developer in writing and Developer shall assume the defense thereof, including the employment of counsel approved in writing by such Indemnitee, which approval shall not be unreasonably withheld. In addition, in case any Indemnitee shall become aware of any facts which might result in any such claim, demand or cause of action, such Indemnitee shall promptly notify Developer thereof in writing, who shall have the right to take such action as may be reasonably appropriate to resolve such matter. An Indemnitee shall have the right to employ separate counsel in any such third party action, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless the employment of such counsel has been separately authorized in writing by Developer or Developer has failed to employ counsel. An Indemnitee shall cooperate fully in the defense of any such third party claim, demand and cause of action and shall engage in no conduct prejudicial to the defense thereof. Developer shall not be liable for any settlement of any such third party claim, demand or cause of action effected without its consent, but if settled with the consent of Developer or if there shall be a final judgment for the plaintiff in any such third party action, Developer shall indemnify and hold harmless the Indemnitee from and against any loss or liability by reason of such settlement or judgment.

                    Owner's rights of indemnity shall not be directly or
               indirectly limited, prejudiced, impaired or eliminated in any way by any finding or allegation that Owner's conduct is active, passive or subject to any other classification or that Owner is directly or indirectly responsible under any theory of any kind for any act or omission by Developer or any other person. Notwithstanding the foregoing Developer shall not be obligated to indemnify Owner or any Indemnitee with respect to any willful misconduct or act of negligence of Owner.

               14.6 Easements.  Developer shall not, without the prior
                    ---------
          written consent of Owner, which consent shall not be unreasonably withheld, (a) initiate, join in or consent to any private restrictive covenant or other public or private restrictions as to the use of the Property or any zoning reclassification of the Property (or any part thereof); or (b) seek any variance under (or deviation from) any existing zoning laws or ordinances applicable to the Property (or any part thereof); or (c) voluntarily grant any easement, right of way, privilege, license, franchise or other property right affecting the Property, other than easements for utilities servicing the Property, or otherwise allow any such right to be created voluntarily by defaulting under any obligation or affirmatively acquiescing or consenting to the same.

               14.7 Survival of Representations and Warranties.  All
                    ------------------------------------------
          representations and warranties of Developer in the Documents shall survive the execution of this Agreement and the completion of the Project and have been or will be relied on by Owner notwithstanding any investigation made by or on behalf of Owner. For the purpose of the foregoing, all statements contained in any document prepared or executed by Developer in connection with the transactions contemplated hereby, shall be deemed to be representations and warranties of Developer contained in the Documents.

               14.8 Notices.  Any notices, demands, approvals and other
                    -------
          communications provided for in this Agreement shall be in writing and shall be delivered by telephonic facsimile, overnight air courier, personal delivery or registered or certified U.S. Mail with return receipt requested, postage paid, to the appropriate party at its address as follows:

                    If to Owner:

                    CAPSTONE CAPITAL CORPORATION
                    1000 Urban Center Drive, Suite 630
                    Birmingham, Alabama  35242
                    Attention:  Mr. John W. McRoberts
                    Telephone:  (205) 967-2092
                    Telecopy:  (205) 967-9066

                    with a copy to:

                    Thomas A. Ansley, Esq.
                    Sirote & Permutt, P. C.
                    2222 Arlington Avenue
                    Birmingham, Alabama  35205
                    Telephone:  (205) 930-5300
                    Telecopy:  (205) 930-5301

                    If to Developer:

                    GRAND COURT LIFESTYLES, INC.
                    One Executive Drive
                    Fort Lee, New Jersey  07024
                    Attention:  Mr. Paul Jawin
                    Telephone:  (201) 947-7322
                    Telecopy:  (201) 947-6663

                    with a copy to:

                    Robert W. Strauss, Esq.
                    Strasburger & Price, L.L.P.
                    901 Main Street, Suite 4300
                    Dallas, Texas  75202
                    Telephone:  (214) 651-4629
                    Telecopy:  (214) 651-4330

               Addresses for notice may be changed from time to time by written notice to all other parties. Any communication given by mail will be effective (i) upon the earlier of (a) three business days following deposit in a post office or other official depository under the care and custody of the United States Postal Service or (b) actual receipt, as indicated by the return receipt; (ii) if given by telephone facsimile, when sent; and
          (iii) if given by personal delivery or by overnight air courier, when delivered to the appropriate address set forth.

               14.9 No Third Parties Benefitted.  This Agreement is made
                    ---------------------------
          for the purpose of setting forth certain rights and obligations of Developer and Owner in connection with the Project. It is made for the sole protection of Developer, Owner and their respective successors and assigns, and no other Person shall have any rights hereunder or by reason hereof.

               14.10     Binding Effect.  This Agreement shall bind, and
                         --------------
          shall inure to the benefit of, Developer and Owner and their respective successors and assigns.

               14.11     Counterparts.  Any Document may be executed in any
                         ------------
          number of counterparts and any party thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which, taken together, will be deemed to be but one and the same document. The execution of any Document by any party will not become effective until counterparts have been executed by all of the parties thereto.

               14.12     Prior Agreements; Amendments; Consents.  This
                         --------------------------------------
          Agreement, together with the Documents, contain the entire agreement between Owner and Developer with respect to the Project and all prior negotiations, understandings and agreements are superseded by this Agreement. No supplement, extension, termination or other modification of any provision of any Document, and no consent to any departure by Developer therefrom, shall be effective unless in writing and signed by Owner, and then only in the specific instance and for the specific purpose given.

               14.13     Governing Law.  All of the Documents shall be
                         -------------
          governed by, and construed and enforced in accordance with, the laws of the State of Alabama. Without limiting the right of Owner to bring any action or proceeding against Developer or the Property arising out of or relating to its obligation under the Documents (an "Action") in the courts of other jurisdictions, Developer hereby irrevocably submits to the jurisdiction of the courts of the State of Alabama or any federal court in the State of Alabama and Developer hereby irrevocably agrees that any Action may be heard and determined in such state or federal court. Developer hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of any Action in the jurisdiction. Developer hereby irrevocably agrees that the summons and complaint or any other process in any Action in any jurisdiction may be served by mailing to any of the addresses set forth herein or by hand delivery to a person of suitable age and discretion at any such address. Such service shall be complete on the date such process is so mailed or delivered.

               14.14     Maximum Rate.  As used herein, the term "Maximum
                         ------------
          Rate" shall mean and refer to the maximum rate of non-usurious charges and interest, if any, that Owner may from time to time charge Developer and in regard to which Developer would be prevented successfully from raising the claim or defense of usury under applicable law as now, or to the extent permitted by law, as may hereafter be, in effect (said law permitting the highest rate being herein referred to as the "Interest Law"). It is the intention of Developer and Owner to conform strictly to the Interest Law applicable to this transaction. Accordingly, it is agreed that notwithstanding any provision to the contrary in this Agreement or in any of the Documents or instruments relating thereto, the aggregate of all interest and any other charges or consideration constituting interest under applicable Interest Law that is taken, reserved, contracted for, charged or received under this Agreement or under any of the other aforesaid agreements or otherwise in connection with this transaction shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law applicable to this transaction. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in this Agreement or in any of the Documents or other instruments relating thereto, then in such event (a) the provisions of this Section shall govern and control, (b) neither Developer nor Developer's heirs, legal representatives, successors or assigns or any other party liable for Developer's obligations hereunder shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest allowed by the Interest Law applicable to this transaction, (c) any excess shall be deemed a mistake and cancelled automatically and, if theretofore paid, shall be credited by Owner (or refunded to Developer), and (d) the effective rate of interest shall be automatically subject to reduction to the Maximum Rate as now or hereafter construed by courts of appropriate jurisdiction. All sums paid or agreed to be paid the Owner for the use, forbearance or detention of the indebtedness shall, to the extent permitted by the Interest Law applicable to this transaction, be amortized, prorated, allocated and spread throughout the full term of the indebtedness.

               14.15     Waivers.  Each of the parties hereto recognizes
                         -------
          that in matters related to this Agreement, it may be entitled to a trial in which matters of fact are determined by a jury (as opposed to a trial in which such matters are determined by a federal or state judge). Each of the undersigned also recognizes that one of the remedies available to it in any trial may, under certain circumstances, be the right to receive damages in excess of those actually sustained by it. In the past, in some instances, such damages have equaled or exceeded the amount of actual damages.

                    (a) EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OR THEIR RIGHT TO TRIAL BY JURY.

                    (b) TO THE MAXIMUM EXTENT NOW PERMITTED BY LAW, EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE, OR CONSEQUENTIAL DAMAGES, OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

                    (c) EACH OF THE UNDERSIGNED HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE OR AGENT OF THE OWNER NOR THE OWNER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT THE OWNER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH OF THE UNDERSIGNED ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO OR BECOME A SURETY WITH RESPECT TO THIS TRANSACTION BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

               14.16     Severability of Provisions.  No provision of any
                         --------------------------
          Document that is held to be inoperative, unenforceable or invalid shall affect the remaining provisions, and to this end all provisions of the Documents are hereby declared to be severable.

               14.17     Time of Essence.  Time is of the essence in all of
                         ---------------
          the Documents.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                             Developer:

                                             GRAND COURT LIFESTYLES, INC.
                                             a Delaware corporation



                                             By:
                                                ---------------------------

                                             Its:
                                                 --------------------------

                                             Owner:

                                             CAPSTONE CAPITAL CORPORATION




                                             ------------------------------
                                                      John W. McRoberts
                                                          President

                                      EXHIBIT A

                                     DEFINITIONS

           As used in this Development Agreement (and in all other Documents, unless otherwise defined), the following capitalized terms shall have the following meanings:

               "Affiliate" means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with Developer or Owner, as the case may be. For the purposes of this definition, "control", as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests.

               "Agreement" means this Development Agreement as it may be supplemented, amended, renewed, restated, extended or replaced.

               "Appraisal" means an appraisal of the Property prepared by an M.A.I. appraiser approved by Owner in writing.

               "Approved Budget" means the line item budget for the Project with respect to which Owner has agreed to fund construction advances pursuant to the provisions of this Agreement, as originally approved in writing by Owner and as supplemented and modified in writing from time to time in accordance with the terms of this Agreement, a copy of which Approved Budget is attached hereto as Exhibit B.
                             ---------

               "Architect" means [Architect and Associates, Ltd.] and/or any other architect for the Project approved by Owner in writing.

               "Architect Agreement" means that certain agreement with the Architect for work on the Project.

               "Assignment of Contracts" means the assignment to be executed and delivered by Developer assigning to Owner the Project Agreements and all plans and other documents executed, prepared or used by Developer in connection with the Project (as hereafter defined).

               "Base Rate" means the sum of the Prime Rate plus one percent.

               "Business Day" means any day other than a day on which banking institutions in Birmingham, Alabama are authorized by law to close.

               "Certificate of Authority" means the certificate to be delivered by Developer to Owner pursuant to Section 4.1 hereof pursuant to the terms of which Developer appoints a Designated Representative for purposes of this Agreement, as amended from time to time.

               "Change Orders" means changes in the Improvement Plans pursuant to Section 10.3 hereof.

               "Commitment Fee" has the meaning set forth in Section 3.3.

               "Consolidated Net Worth" means at any time, the sum of the following for Developer on a consolidated basis determined in accordance with generally accepted accounting principles:

                    (a) the amount of capital or stated capital (after deducting the cost of any treasury shares or like interests), plus

                    (b) the amount of capital surplus and retained earnings (or, in the case of a capital surplus or retained earnings deficit, minus the amount of such deficit), minus

                    (c) the sum of the following (without duplication of deductions in respect of items already deducted in arriving at capital surplus and retained earnings): (i) unamortized debt discount and expense; (ii) any write-up in book value of assets resulting from a revaluation thereof subsequent to the most recent financial statement of Developer prior to the date thereof, except any net write-up in value of foreign currency; (iii) any write-up resulting from a reversal of a reserve for bad debts or depreciation; and
               (iv) any write-up resulting from a change in methods of accounting for inventory.

               "Construction Contracts" means any and all construction contracts between Developer and Contractor (as hereafter defined) or between Developer and any other person or entity relating to the rendering of services or the furnishing of material, supplies, equipment or labor in connection with the construction of the Improvements, each of which contract shall be for a fixed price or guaranteed maximum amount and shall otherwise be in form and substance satisfactory to Owner.

               "Contractor" means [Acme Construction Co., Inc.] or any other general contractor for the Project approved by Owner from time to time.

               "Designated Representative" means any of the individuals identified on the Certificate of Authority delivered by Developer to the Owner on the date of this Agreement, or any subsequent Certificate of Authority so delivered identifying the individuals having the authority to act on behalf of Developer in connection with the Project, this Agreement and the Documents.

               "Developer's Fee" means the line item on the Approved Budget in the amount of $________.00 labeled "Developer's Fee Section
          5.9 Payment" to be paid to Developer.

               "Disbursement" means an advance by Owner of any of the Project Costs or from the Settlement Account.

               "Disbursement Request" means a request by Developer for Disbursements in the form attached hereto as Exhibit C.
                                                       ---------

               "Documents" mean, collectively, this Agreement, the Master Development Agreement, the Environmental Indemnity, the Project Consents, the Project Agreements and any other document that Owner requires from time to time to effectuate the purposes of this Agreement, but excluding the Facility Lease.

               "Environmental Indemnity" means the Environmental Indemnity Agreement of even date herewith executed by Developer in favor of Owner.

               "Estimated Completion Amount" has the meaning set forth in
          Section 5.10.

               "Event of Default" means any event so designated in Section 13 hereof.

               "Facility Lease" means that certain lease agreement of even date herewith between Owner, as landlord, and Developer, as tenant, for the lease of the Project.

               "Fiscal Year" means Developer's fiscal year, ending on January 31 of each calendar year.

               "Force Majeure Events" means only delays due to strikes, acts of God, inability to obtain labor or materials, governmental restrictions, litigation, enemy action, civil commotion, fire or similar causes, provided such similar causes are also beyond Developer's reasonable control.

               "Governmental Agency" means the United States, the State, County, City, Town or Township in which the Property is located, or any other political subdivision in which any portion of the Property is located, and any other political subdivision, agency, authority, board, department, or instrumentality properly exercising jurisdiction over Developer, Contractor, project manager or any part of the Property.

               "Hazardous Materials" means any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901 et seq.), the Atomic Energy Act, and in the regulations adopted and publications promulgated pursuant thereto, and all asbestos (friable or non-friable), petroleum derivatives, polychlorinated biphenyls, flammable substances and materials defined as hazardous materials under any federal, state or local laws, ordinances, codes, rules, orders, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal thereof.

               "Impositions" means, collectively, all taxes relating to the Project, including all ad valorem, sales and use, gross receipts, action, privilege, rent or similar taxes, assessments (including all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed prior to the termination hereof) water, sewer or other rents and charges, excises, tax levies, fees (including license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Project (including all interest and penalties thereon due to any failure in payment by Developer); provided that nothing contained in this Agreement shall be construed to require Developer to pay any tax based on gross or net income (whether denominated as a franchise or capital stock or other tax) imposed on Owner.

               "Improvement Plans" means the final working plans and specifications for the construction of the Project, including, but not limited to, drawings, specifications, details and manuals for the construction of the Project prepared and signed by the Architect. All mechanical, electrical, structural and other specialized drawings and specifications shall be signed by licensed engineers of the respective disciplines normally responsible for such drawings and specifications.

               "Improvements" means the assisted and independent living
          facility to be known as Grand Court                  containing
                                              ----------------
          approximately      units and          gross square feet (
                        ----           --------                    --------
          Net Rentable) with surface parking for          automobiles
                                                 --------
          together with all appurtenant improvements to be constructed on the Property in accordance with the Improvement Plans.

               "Interest Law" has the meaning set forth in Section 14.14.

               "Laws" means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial decisions or precedents, of or by any Governmental Agency.

               "Lease-Up Allowance" has the meaning set forth in Section
          5.11.

               "Marketing Allowance" has the meaning set forth in Section
          5.11.

               "Master Development Agreement" means that certain master development agreement dated June 20, 1996, between Developer and Owner for the development, construction, use and operation of up to four assisted and independent living facilities, including the Project.

               "Maximum Project Amount" means the maximum sum indicated on the Approved Budget to be advanced by Developer for payment of the Project Costs, the Commitment Fee and the Developer's Fee in accordance with, and subject to the terms and provisions of, this
          Agreement, and is equal to $                .00.
                                      ----------------

               "Maximum Rate" is defined in Section 14.13.

               "Owner's Engineer" means CLJ Associates, Inc. or any other individual or engineering firm hired by Owner to advise and assist Owner in connection with the Project, including inspecting the progress of construction.

               "Permitted Encumbrances" means, collectively, all exceptions to the Title Policy approved by Owner in writing and all other liens, restrictions and other title limitations hereafter approved by Owner in writing.

               "Person" means any entity, whether an individual, trustee, corporation, partnership, joint venture, trust, estate, unincorporated organization, Governmental Agency or otherwise.

               "Personal Property" means all of Owner's interest in all furniture, furnishings, fixtures, machinery, equipment, inventory and other personal property of every kind, whether now existing or hereafter acquired, tangible and intangible, now or hereafter located on or about the Property, and used or to be used in the future in connection with the operation of the Project, and, in all events, paid for with funds from Owner.

               "Prime Rate" means the annual rate reported by The Wall Street Journal, Eastern Edition (or, if The Wall Street Journal shall no longer be published or shall cease to report such rates, then a publication or journal generally acceptable in the financial industry as authoritative evidence of prevailing commercial lending rates) from time to time as being the prevailing prime rate (or, if more than one such rate shall be published in any given edition, the arithmetic mean of such rates). The prime rate is an index rate used by The Wall Street Journal to report prevailing lending rates and may not necessarily be its most favorable lending rate available. Any change in the Prime Rate hereunder shall take effect on the effective date of such change in the prime rate as reported by The Wall Street Journal, without notice to Lessee or any other action by Lessor. Interest shall be computed on the basis that each year contains 360 days, by multiplying the principal amount by the per annum rate set forth above, dividing the product so obtained by 360, and multiplying the quotient thereof by the actual number of days elapsed.

               "Project" means the Property and the Improvements to be constructed thereon in accordance with the Improvement Plans, including but not limited to all "off-site" construction work to be performed by Developer.

               "Project Agreements" means, collectively, all agreements entered into by Developer with Persons other than Owner in connection with the Project, including without limitation, the Construction Contracts and the Architect Agreement.

               "Project Consents" means the Architect's Consent and Agreement and the Contractor's Consent and Agreement described in
          Section 4.

               "Project Costs" means the total of the costs, expenses and fees required for the construction of the Project as set forth in the Approved Budget, including the Developer's Fee, the Commitment Fee any applicable Real Estate Acquisition Amount (as defined in the Master Development Agreement), transaction costs, marketing and lease-up costs, contingency, soft costs and the costs of the Personal Property.

               "Property" means the real property located in
                           County, Texas, and described in Exhibit A-1
          ----------------                                 -----------
          attached hereto, together with all easements and other rights now or hereafter made appurtenant thereto.

               "Release Date" has the meaning set forth in Section 5.10.

               "Settlement Account" means an interest bearing account established and maintained solely by Owner at a bank where deposits are insured by the FDIC selected by Owner.

               "Shortfall Funds" has the meaning set forth in Section
          11.3(b).

               "Surveyor" means [Straight Line, Inc.]

               "Title Company" means any title insurance company selected by Developer and reasonably acceptable to Owner.

               "Title Policy" means an Texas Insurance Commission form of Owner Policy of Title Insurance (Form T-1), together with such endorsements thereto as are reasonably and customarily required by institutional purchasers of real property similar to the Project, issued by a title company reasonably acceptable to Owner, insuring title to the fee interest in the Project in Owner in an amount at least equal to the Maximum Project Amount, subject only to the exceptions approved by Owner and to the standard printed exceptions included in the Texas standard form owner policy of title insurance, with the following modifications: (a) the exception for areas and boundaries shall be modified to read "shortages in area; (b) the exception for ad valorem taxes shall reflect only taxes for the current and subsequent years and subsequent taxes and assessments by any taxing authority for prior years due to changes in land usage or ownership; (c) there shall be no general exception for visible and apparent easements or roads and highways or similar items (with any exception for visible and apparent easements or roads and highways or similar items to be specifically referenced to and shown on the survey and also identified by applicable recording information); and (e) all other exceptions shall be modified or endorsed in a manner reasonably acceptable to Owner.

                                     EXHIBIT A-1

                                  LEGAL DESCRIPTION

                                      EXHIBIT B

                                   APPROVED BUDGET

                                   [to be supplied]

                                      EXHIBIT C

         ----------------------------------------------------------------------
           DESCRIPTION                            SCHEDULED   SCHEDULED   PRIOR
                                                    VALUE       VALUE     DRAWS
                                                               REVISED
         ----------------------------------------------------------------------

           LAND:
           Acquisition Cost
           Assessment/Impact Fees
           Engineering/Environmental/Testing
           Landscaping (in construction cost)

           CONSTRUCTION COST:
           Covered Parking
           Base Building (including builder's
            risk insurance and bond premium)
           Tenant Finish Allowance
           FF&E (public areas, recreational
            spaces and dining rooms)

           INDIRECT COST:
           Architectural & Engineering
           Marketing Allowance
           Appraisal
           Legal Expenses/Accounting
           Administrative/Management
           Closing Cost/Title Policy
           Real Estate Taxes (during construction)
           Insurance/Bond
           Commitment Fee
           Inspection Fee
           Interest During Construction
           Broker/Dealer Fees
           Tenant Relocation
           Lease Up Allowance
           Leasing Fees
           Developer Fees
           Capstone's Engineer

           CONTINGENCY
         ---------------------------------------------------------------------
           TOTAL
         ---------------------------------------------------------------------

                                              PURCHASE DOWN PAYMENT
                                              TOTAL CONSTRUCTION LOAN FUNDED

                                                   TOTAL COST TO DATE:
                                                   LESS PRIOR DRAWS:
                                                   CURRENT AMOUNT REQUESTED
         ---------------------------------------------------------------------

         ---------------------------------------------------------------------
                                                  CURRENT   TOTAL   BALANCE TO
           DESCRIPTION                             DRAWS    DRAWS      FUND
         ---------------------------------------------------------------------

           LAND:
           Acquisition Cost
           Assessment/Impact Fees
           Engineering/Environmental/Testing
           Landscaping (in construction cost)

           CONSTRUCTION COST:
           Covered Parking
           Base Building (including builder's risk
            insurance and bond premium)
           Tenant Finish Allowance
           FF&E (public areas, recreational spaces and dining rooms)

           INDIRECT COST:
           Architectural & Engineering
           Marketing Allowance
           Appraisal
           Legal Expenses/Accounting
           Administrative/Management
           Closing Cost/Title Policy
           Real Estate Taxes (during construction)
           Insurance/Bond
           Commitment Fee
           Inspection Fee
           Interest During Construction
           Broker/Dealer Fees
           Tenant Relocation
           Lease Up Allowance
           Leasing Fees
           Developer Fees
           Capstone's Engineer

           CONTINGENCY

         ----------------------------------------------------------------------
           TOTAL
         ----------------------------------------------------------------------

                                    CERTIFICATION


          In accordance with the terms of the Development Agreement between CAPSTONE CAPITAL CORPORATION and GRAND COURT LIFESTYLES, INC. dated ________________________ ___, 1996 (the "Development
          Agreement"), you are hereby authorized and requested to make immediate disbursement of funds held by you for the Project in the amount of the Disbursement Request specified, in accordance with the attached Disbursement Request and Developer's Application and Certificate for Payment, which are incorporated herein by this reference and made a part hereof and which indicate the Item from which funds are requested and supporting invoices. You are further hereby authorized, at your option, to make such disbursement to the Developer's Settlement Account identified in the Development Agreement or at your further option, to transfer any or all of such funds so disbursed into the disbursement account of the Contractor maintained with you for the Project, or as otherwise permitted by the Development Agreement.

          The undersigned hereby certifies that:

               (i) the labor, services and/or materials covered hereby have been performed upon or furnished to the above referred to Project;

               (ii) there have been no changes in the Approved Budget attached as Exhibit B to the above-referenced Development
                      ---------
          Agreement, except those approved by you in writing;

               (iii) all construction to date has been performed substantially in accordance with the plans and specifications for the Improvements approved by you, and there have been no changes in those plans and specifications except as may be expressly permitted by the above-referenced Development Agreement or as have been approved by you in writing;

               (iv) there have been no material changes in the scope or time of performance of the work of construction, nor any material extra work, labor or materials ordered or contracted for, nor are any such changes or extras contemplated, except as may be expressly permitted by the above-referenced Development Agreement or as have been approved by you in writing;

               (v) the payments to be made with the funds requested herein will pay all bills received to date for any labor, materials and services furnished in connection with construction of the Improvements;

               (vi) all amounts previously disbursed by you for labor, services and/or materials for the above referred to Project pursuant to previous Applications have been paid to the parties entitled thereto; and

               (vii) all conditions to the disbursement of the funds requested herein set forth in the above-referenced Development Agreement have been fulfilled, and to the knowledge of the undersigned, no Event of Default under the above-referenced Development Agreement has occurred and is continuing.

                                             GRAND COURT LIFESTYLES, INC.
                                             a Delaware corporation



                                             By:
                                                --------------------------

                                             Its:
                                                 -------------------------


                                             Date:
                                                    ----------------------


          STATE OF
                  -------------  )

                                 )
          COUNTY OF
                   ------------  )


               SUBSCRIBED AND SWORN to before me on this      day of
                                                         ----
                     , 1996.
          -----------



                                        ---------------------------------
                                        Notary Public in and for
                                        The State of
                                                     --------------------
                                        Name:
                                              ---------------------------
                                        My Commission Expires:
                                                              -----------

                                      EXHIBIT D

                          ARCHITECT'S COMPLETION CERTIFICATE


          STATE OF
                   ----------  )

                               )
          COUNTY OF
                    --------   )


          TO:  CAPSTONE CAPITAL CORPORATION

          The undersigned, Architect and Associates, Ltd. (the
          "Architect"), does hereby state to the best of their knowledge, information and belief as follows:

          (1) That is was retained by GRAND COURT LIFESTYLES, INC., a Delaware corporation ("Developer"), in connection with that certain project consisting of an assisted and independent living
          facility containing          gross square foot (           Net
                              --------                      --------
          Rentable) and appurtenant improvements known as
                                   (the "Project") and located on
          ------------------------
          approximately          acres of land, in                  County,
                        --------                   ----------------
                          , as more particularly described in Exhibit A
          ----------------                                    ---------
          attached hereto and made part hereof by reference (the "Land") and, as such, is Architect or record.

          (2)  That it prepared and/or coordinated the plans and
          specifications identified in Exhibit B attached hereto and made a
                                       ---------
          part hereof by reference (the "Plans and Specifications"), which Plans and Specifications were used in connection with the construction of the Project and copies of which have been delivered to Owner.

          (3) That, based upon periodic site inspections (a) the construction of the improvements and the development of the Project have been substantially completed in accordance with the Plans and Specifications, including the installation of specified fixed machinery and equipment, such as plumbing, heating, ventilation, air conditioning, systems and other building facilities; (b) the Project and said machinery, equipment, systems and facilities are in good working order and condition;
          (c) all certificates of occupancy and other permits required by applicable law prior to occupancy of the Project have been secured; (d) the final inspection by the City of
                                                           ----------------
          Building Department has been completed and the Project has been
          approved by the                  Building Department for
                          ----------------
          occupancy; and (e) the only items remaining to be completed are the punch list set forth in the AIA Form Certificate of Substantial Completion delivered herewith.

               The term "substantially completed," as used herein, means that the Project is sufficiently complete, in accordance with the Plans and Specifications, so that the Project can be substantially occupied and utilized for the use for which it is intended.

          (4) That the undersigned is an architect duly licensed and in good standing under the laws of the State of Texas.

          (5) That, as of this date, the undersigned has no legal interest in or to the Project or the Land upon which the Project is constructed.

               IN WITNESS WHEREOF, the undersigned has hereunto set its
          hand and seal this            day of
                             ----------        ----------------------------,
          1996.

                                             ARCHITECT AND ASSOCIATES, LTD.


                                             By:
                                                  ------------------------
                                             Name:
                                                    ----------------------
                                             Title:
                                                     ---------------------

          ATTEST:



          -----------------------

          (Corporate Seal)


                                   ACKNOWLEDGEMENT


          STATE OF
                   ----------   )

                                )
          COUNTY OF
                    ----------  )

               The foregoing instrument was acknowledged before me this
                   day of                       , 1996, by
          -------        ----------------------           -----------------
                               , as                                 of
          ---------------------     -------------------------------
          Architect and Associates, Ltd. on behalf of the corporation.


                                             -----------------------------
                                             Notary Public in and for
                                             The State of
                                                         -----------------
                                             Name:
                                                   ------------------------
                                             My Commission Expires:
                                                                    -------

                                      EXHIBIT E

                                       NOT USED

                                      EXHIBIT F

                          ARCHITECT'S CONSENT AND AGREEMENT

               This Architect's Consent and Agreement ("Agreement"), dated as of ________________________ ___, 1996, is executed by
          Architect and Associates, Ltd. (the "Architect") in connection with that certain Development Agreement (the "Development Agreement") dated ________________________ ___, 1996, between
          GRAND COURT LIFESTYLES, INC., a Delaware corporation ("Developer"), and CAPSTONE CAPITAL CORPORATION ("Owner"), pursuant to which Owner has agreed to make certain advances (the "Advances") in an amount sufficient to finance the construction of an ancillary hospital facility and appurtenant facilities (the "Improvements") to be constructed in accordance with certain plans and specifications to be prepared by Architect on the real property situated in ________________ County, ________________, at the ________________________________, more particularly described in Exhibit 1 attached hereto and incorporated herein by
                       ---------
          this reference (the "Property"). The Property and the Improvements are collectively referred to herein as the "Project." The Architect will be the general architect and the general engineer for the Project pursuant to the following: _____ ______________________________ (the "Contract").

          1.   CONSENT TO ASSIGNMENT.
               ---------------------
          Architect hereby consents to and agrees to be bound by all the provisions of that certain Assignment of Contracts (the "Assignment") by and between Owner and Developer, dated of even date with the Development Agreement, the provisions of which are hereby incorporated fully by reference. Architect acknowledges that the Assignment shall not, in the absence of an affirmative assumption in writing by Owner of Developer's obligations thereunder, be deemed to impose any liability or obligation upon Owner and Architect further agrees that: (a) Architect shall give written notice to Owner of any default of Developer under the Contract at least 30 days prior to suspending or terminating its obligations under the Contract, (b) Architect shall, at the request of Owner and without regard to any prior default of Developer under the Contract, continue to perform under the terms of the Contract if Owner undertakes to complete or cause the completion of the Project, provided that Owner compensates Architect pursuant to the Contract for the services rendered by Architect from and after the date on which Owner undertakes to complete the Project, (c) Owner shall have the right to use all plans, specifications and drawings for the Project prepared by or for Architect or by and for any architects or engineers or contractors for the Project, and the ideas, designs and concepts contained therein, in connection with such completion without payment of any additional fees or charges to Architect for such use, and (d) during and/or upon completion of the Project, Architect shall execute such certificates or other acknowledgements as Owner may reasonably request to evidence (including the Architect's Completion Certificate attached hereto as Exhibit 2) (i) that Architect has prepared or approved certain
             ---------
          plans and specifications for the Project, (ii) that such plans and specifications have not been modified or amended except as set forth therein, (iii) that the Project has been constructed to date in accordance with such plans and specifications prepared by or approved by Architect, without any material deviation and/or
          (iv) the Architect's estimate of the time and cost necessary to complete the project in accordance with such plans and specifications and whether the Approved Budget (as defined in the Development Agreement) is an accurate reflection of such costs, whether the amounts remaining to be advanced from the Approved Budget will be sufficient to complete the Project, and whether the Project can be completed within the time period originally estimated.

          2.   MAINTENANCE OF LICENSE.  Architect agrees that it will be at
               ----------------------
          all times during the performance of work on the Project a duly licensed architect and engineer under the laws and regulations of the state where the Project is located.

          3.   COMPLIANCE WITH LAWS.  Architect shall comply, and shall
               --------------------
          report to Owner any failure known to Architect of Developer, the Project of any person or entity furnishing materials or services in connection with the construction of the Project to comply with all applicable governmental laws, ordinances, regulations and requirements relating to the construction of the Improvements.

          4.   NO PREVIOUS ASSIGNMENT.  Architect hereby represents and
               ----------------------
          warrants to Owner that Architect has not consented to any previous assignment of (a) any contract between Developer and Architect that relates to the Project or the construction of the Improvements or (b) any interest of Architect or Developer in the Contract, except in favor of Owner.

          5.   BINDING OBLIGATION.  Architect hereby represents and
               ------------------
          warrants to Owner that the Contract constitutes the valid and binding obligation of the Architect and is enforceable in accordance with its terms.

          6.   PERFORMANCE OF COVENANTS.  Architect hereby represents and
               ------------------------
          warrants to Owner that all covenants, conditions and agreements of Architect contained in the Contract have been performed as required therein except for those which are not due to be preformed until after the date of this Agreement.

          7.   NOTICES.
               -------
          All notices and demands permitted or required under this Agreement shall be in writing and shall be delivered personally, by courier (including overnight courier service), by telecopy or by certified or registered mail, return receipt requested, postage prepaid. Notices delivered personally, by courier service or by telecopy shall be effective upon delivery. Mailed notices shall be effective upon the earlier of (a) three business days after mailing or (b) actual receipt as evidenced by the return receipt. The addresses of Owner and Architect for purposes of this notice hereunder are as follows:

               If to Owner:

               CAPSTONE CAPITAL CORPORATION
               1000 Urban Center Drive, Suite 630
               Birmingham, Alabama  35242
               Attention:  Mr. John W. McRoberts
               Telephone:  (205) 967-2092
               Telecopy:  (205) 967-9066

               If to Architect:

               Architect and Associates, Ltd.
               4170 South Boulevard, Suite B-5
               Dallas, Texas  75202
               Telephone:  (214) ____________
               Telecopy:  (214) _____________

               Either party hereto may change its address for purposes of notice hereunder by notice to the other pursuant to this Section 7.

          8.   ASSIGNMENT.  Architect hereby agrees and acknowledges that
               ----------
          Owner may assign its rights under the Contract without the consent of the Architect.

          9.   MISCELLANEOUS.
               -------------

               9.1  AMENDMENT.
                    ---------
          This Agreement may be amended only be a written instrument signed by Owner and Architect.

               9.2  COSTS OF ENFORCEMENT.
                    --------------------
          In the event that either Owner or Architect files an action against the other to interpret or enforce the terms of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable attorney's fees and costs, whether or not such actio is prosecuted to final judgement.

               9.3  SUCCESSORS AND ASSIGNS.
                    ----------------------
          This Agreement shall inure to the benefit of the successors and assigns of Owner and shall bind the successors, assigns, heirs and personal representatives of Architect.

               9.4  GOVERNING LAW.
                    -------------
          This Agreement shall be governed by and construed under the laws of the state where the Project is located, except to the extent preempted by federal law, in which case, federal law shall control.

                                             ARCHITECT:

                                             ARCHITECT AND ASSOCIATES, LTD.


                                             By: __________________________

                                             Name: ________________________

                                             Title: _______________________



          THE STATE OF ____________    )

          COUNTY OF ______________     )

               This foregoing instrument was acknowledged before me this ___ day of ______, 1996 by ______________________________,
          _______ of Architect and Associates, Ltd. on behalf of the corporation.


                                             ______________________________
                                             Notary Public in and for the
                                             State of _____________________
                                             Name: ________________________
                                             My Commission Expires: _______

                                      EXHIBIT 1

                                  LEGAL DESCRIPTION

                                      EXHIBIT 2

                          ARCHITECT'S COMPLETION CERTIFICATE

          STATE OF __________  )
                               )
          COUNTY OF _________  )

          TO:  CAPSTONE CAPITAL CORPORATION

          The undersigned, Architect and Associates, Ltd. (the
          "Architect"), does hereby state to the best of their knowledge, information and belief as follows:

          (1) That it was retained by GRAND COURT LIFESTYLES, INC., a Delaware corporation ("Developer") in connection with that certain project consisting of an assisted and independent living facility containing ________ gross square foot (________ Net Rentable) and appurtenant improvements known as ________________________________ (the "Project") and located on approximately ________ acres of land, in ________________ County, Texas, as more particularly described in Exhibit A attached
                                                   ---------
          hereto and made part hereof by reference (the "Land") and, as such, is Architect of record.

          (2)  That it prepared and/or coordinated the plans and
          specifications identified in Exhibit B attached hereto and made a
                                       ---------
          part hereof by reference (the "Plans and Specifications"), which Plans and Specifications were used in connection with the construction of the Project and copies of which have been delivered to Owner.

          (3) That, based upon periodic site inspections (a) the construction of the improvements and the development of the Project have been substantially completed in accordance with the Plans and Specifications, including the installation of specified fixed machinery and equipment, such as plumbing, heating, ventilation, air-conditioning, systems and other building facilities, (b) the Project and said machinery, equipment, systems and facilities are in good working order and condition,
          (c) all certificates of occupancy and other permits required by applicable law prior to occupancy of the Project have been secured, (d) the final inspection by the City of ________________ Building Department has been completed and the Project has been approved by the ________________ Building Department for occupancy, and (e) the only items remaining to be completed are the punch list items set forth in the AIA Form Certificate of Substantial Completion delivered herewith. The term "substantially completed," as used herein, means that the Project is sufficiently complete, in accordance with the Plans and Specifications, so that the Project can be substantially occupied and utilized for the use for which it is intended.

          (4) That the undersigned is an architect duly licensed and in good standing under the laws of the State of Texas.

          (5) That, as of this date, the undersigned has no legal interest in or to the Project or the Land upon which the Project is constructed.

               IN WITNESS WHEREOF, the undersigned has hereunto set its hand and seal this _________ day of _______________________, 1996.

                                             ARCHITECT AND ASSOCIATES, LTD.


                                             By: __________________________

                                             Name: ________________________

                                             Title: _______________________

          ATTEST:

          ___________________________ (Corporate seal)


                                        ACKNOWLEDGEMENT

          STATE OF ___________     )
                                   )
          COUNTY OF _________      )

               The foregoing instrument was acknowledged before me this _____ day of _______________, 1996, by __________________________
          ____, as ___________________________ of Architect and Associates,
          Ltd. on behalf of the corporation.


                                             ______________________________
                                             Notary Public in and for
                                             The State of _________________
                                             Name: ________________________
                                             My Commission Expires: _______

                                      EXHIBIT G

                                       NOT USED

                                      EXHIBIT H

                          CONTRACTOR'S CONSENT AND AGREEMENT

               THIS CONTRACTOR'S CONSENT AND AGREEMENT ("Agreement"), dated as of ________________________ ___, 1996, is executed by Acme
          Construction Co., Inc. (the "Contractor") in connection with that certain Development Agreement (the "Development Agreement") dated ________________________ ___, 1996, by and between GRAND COURT
          LIFESTYLES, INC., a Delaware corporation ("Developer"), and CAPSTONE CAPITAL CORPORATION ("Owner"), pursuant to which Owner has agreed to make certain advances (the "Advances") to Developer in a sufficient amount to finance the construction of an assisted and independent living facility and appurtenant facilities (the "Improvements") on real property situated in ________________ County, Texas, known as ________________________________, being more particularly described in Exhibit A attached hereto and
                                         ---------
          incorporated herein by this reference (the "Property").

          1.   CONTRACTOR'S REPRESENTATIONS:
               ----------------------------
          Contractor warrants and represents to the Owner that the following are true and correct:

                    (a) That Contractor has agreed to act as general contractor and supply materials and perform labor in connection with the construction of the Improvements on the Property.

                    (b) That the entire agreement between Contractor and Developer for the construction of the Improvements shall be evidenced by an Agreement to be executed by Developer and Contractor (hereinafter referred to as the "Construction Contract") following the date hereof, in the form attached hereto as Exhibit B and made a part hereof for all
                         ---------
               purposes.

                    (c) That the Construction Contract provides for a fixed sum to be paid Contractor for the Construction of the Improvements, which fixed sum is not to exceed
               $________________.00 (hereinafter referred to as the "Guaranteed Maximum Cost").

                    (d) That the Guaranteed Maximum cost (i) includes all fees due or to become due Contractor for the completion of the Improvements and the cost of all labor and materials necessary to complete the same and (ii) is based on the Specifications described in the Construction Contract.

                    (e) Upon execution by all parties thereto, the Construction Contract shall constitute the valid and binding agreement of Contractor, enforceable in accordance with its terms, and Contractor has full authority under all state or local laws and regulations to perform all of its obligations under said Construction Contract.

          2.   CONTRACTOR'S AGREEMENTS:
               -----------------------
          Developer has advised Contractor that Developer will obtain the Advances from Owner for, among other things, the construction of the Improvements. Contractor hereby agrees to each and every one of the following for the benefit of Owner and as an inducement to Owner to make Advances to Developer for construction of the
          Improvements:

                    (a) Contractor will (i) store all materials that are pre-purchased under the Construction Contract at the Property in a manner acceptable to Owner or in a warehouse acceptable to Owner, (ii) verify that the Builder's Risk Insurance Policy relating to the Improvements specifically covers any materials so pre-purchased and (iii) execute any and all documents Owner shall reasonably require to transfer title to said pre-purchased materials to Owner.

                    (b) Contractor guarantees that if for any reason, by virtue of Contractor's participation in the erection or construction of said Improvements or that of any subcontractor performing work or supplying materials covered by the Construction Contract, a lien or liens is or are filed against the Property or the Improvements, for materials or labor, Contractor will immediately obtain a settlement of such lien or liens and obtain and furnish Developer and Owner a release thereof, or if it cannot obtain such a release, within 30 days of the date of filing of such lien, Contractor agrees to indemnify Developer and Owner for any and all reasonable costs Developer or Owner may incur in removing said lien or liens and provide Developer and Owner with such security or assurances that Developer and Owner may reasonably require.

                    (c) In the event of default by Developer under any term, covenant or provision of the Construction Contract, Contractor will give the Owner 30 days' prior written notice of such default prior to Contractor's exercise of any of its rights or remedies under such Construction Contract or at law, and Owner shall have the right, but not the obligation, during said 30-day period to cure such default. Only in the event Owner fails to cure or cause to be cured any such default during said 30-day period shall Contractor have the right to terminate the Construction Contract. Contractor will deliver to Owner a copy of all notices of termination given by Contractor to Developer under the Construction Contract simultaneously with the delivery of any such notice of termination to Developer.

                    (d) In the event of default by Developer under the Development Agreement or any of the documents relating to the Advances, Contractor shall, at the request of Owner, its successors or assigns, continue performance on Owner's, its successors or assigns, behalf in accordance with the terms of the Construction Contract, provided that Contractor shall be paid all sums due or to become due it in accordance with said Construction Contract for all work, labor and materials rendered.

                    (e) In the event Contractor determines that any bill in the amount of $25,000.00 or more for labor or materials performed or furnished by others in connection with the construction and equipping of the Improvements should not be paid, Contractor shall notify Owner in writing of its determination prior to the time Contractor exercises any right under the Construction Contract not to pay said bill.

                    (f)  Contractor will not amend or modify the
               Construction Contract or enter into any Change Orders without the prior written consent of Owner, which approval shall not be unreasonably withheld or delayed, if such amendment, modification or Change Order will result in the occurrence of any one of the following:

                         (i) an increase or decrease in the contract price under the Construction Contract by more than $50,000.00, when added to all prior Change Orders; or

                         (ii) the change materially affects the structural
                    aspects of the Improvements.

                    In the event Contractor fails to secure such approval,
               the Construction Contract shall, for the purposes of Contractor's obligation to continue performance thereunder for Owner's benefit, be deemed not to have been modified by such Change Order or otherwise.

                    (g) In the event any of the Advances are disbursed by Owner directly to Contractor, Contractor will receive any such Advances and will hold the same as a trust fund for the purposes of paying the costs of labor, equipment and supplies used in constructing the Improvements on the Property and Contractor will apply the same first to payment of such costs then due and payable before using any part thereof for any other purpose.

                    (h) The All Risk Builder's Risk Insurance required under the Construction contract and any other casualty insurance maintained on the Improvements (all of the foregoing being hereinafter referred to as the "Casualty Insurance") shall also name Owner as a loss payee. In case of any damage to or loss of any of the Improvements by fire, storm or other casualty, any Casualty Insurance proceeds arising from said damage or loss will be disbursed to Owner. Owner shall hold all such insurance proceeds or disburse the same in accordance with the terms and conditions of the Development Agreement.

                    (i) Upon Owner's request, Contractor shall furnish to the Owner a current list of all persons or firms with whom Contractor has entered into sub-contracts or other agreements relating to the performance of work or furnishing of materials in connection with the Improvements, together with a statement as to the status of each of such sub-contracts or agreements and the respective amounts, if any, owed by Contractor thereunder.

                    (j) Contractor further agrees to (i) execute such affidavits and certificates as Owner shall reasonably require to further evidence the agreements herein contained,
               (ii) on request from Owner, furnish Owner with copies of such information as the Developer is entitled to receive under the Construction Contract and (iii) cooperate with Owner's representative in its inspection of the progress of construction of the Improvements.

                    (k) The relationship of Owner to Developer is one of a creditor to a debtor and Owner is not a joint venturer or partner of Developer.

                    (l) Contractor further agrees that nothing herein shall impose upon Owner any obligation for payment or performance in favor of Contractor unless Owner notifies Contractor in writing after a default by Developer under the Documents that (i) Owner has elected to assert the Developer's rights under the Construction Contract and (ii) Owner agrees to pay Contractor the sums due Contractor under the terms of the Construction Contract.

                    (m) Contractor has executed this Agreement for the purpose of inducing Owner to advance sums to Developer under the above described Development Agreement and with full knowledge and intent that Owner shall rely upon the representations, warranties and agreements herein contained when making advances to Developer, and that but for this instrument and the representations, warranties and agreements herein contained, Owner would not take such actions.

          3.   DEVELOPER'S CONSENT.
               -------------------
          Developer has joined herein to evidence its consent to all the agreements of Contractor contained in this Agreement.

               EXECUTED this the ______ day of _______________________,
          1996.

                                             CONTRACTOR:

                                             ACME CONSTRUCTION CO., INC.


                                             By: __________________________

                                             Name: ________________________

                                             Title: _______________________


                                             DEVELOPER:

                                             GRAND COURT LIFESTYLES, INC.
                                             a Delaware corporation



                                             By____________________________

                                             Its___________________________

          ATTEST:

          ___________________________ (Corporate seal)


                                        ACKNOWLEDGEMENT

          STATE OF ___________     )
                                   )
          COUNTY OF _________      )

               The foregoing instrument was acknowledged before me this _____ day of _______________ , 1996, by _________________________
          _____, as _______________________________ of Acme Construction
          Co., Inc., on behalf of the corporation.


                                             ______________________________
                                             Notary Public in and for
                                             The State of _________________
                                             Name: ________________________
                                             My Commission Expires: _______



          STATE OF __________  )
                               )
          COUNTY OF__________  )

               The foregoing instrument was acknowledged before me this _____ day of _______________, 1996, by ________________, as _____
          __________ of GRAND COURT LIFESTYLES, INC., on behalf of the corporation.


                                             ______________________________
                                             Notary Public in and for
                                             The State of _________________
                                             Name: ________________________
                                             My Commission Expires: _______

                                      EXHIBIT A

                                  LEGAL DESCRIPION

                                      EXHIBIT B

                                CONSTRUCTION CONTRACT

                                      EXHIBIT I

                          ENVIRONMENTAL INDEMNITY AGREEMENT

               This Environmental Indemnity Agreement is made and entered into effective for all purposes as of ________________________ ___, 1996, by GRAND COURT LIFESTYLES, INC., a Delaware corporation ("Indemnitor"), to and for the benefit of CAPSTONE CAPITAL CORPORATION a Maryland corporation ("Owner").

                                       RECITALS
                                       --------

               A. On the date of this Agreement the Owner has executed a Development Agreement with Indemnitor (the "Development Agreement") pursuant to the terms of which Indemnitor has agreed to construct certain improvements (the "Improvements") and Owner has agreed to fund certain costs of constructing such Improvements with respect to certain real property located in ________________ County, ________________, described on Exhibit A
                                                                  ---------
          attached hereto (the "Property").

               B. The Owner has required the execution and delivery of this Agreement as a condition precedent to the execution of the Development Agreement. The Owner would not be willing to enter into the Development Agreement in the absence of the execution and delivery by Indemnitor of this Agreement.

                                      AGREEMENT
                                      ---------

               NOW, THEREFORE,Indemnitor, as an inducement to the Owner to enter into the Development Agreement, hereby covenants and agrees to and for the benefit of the Owner as follows:

          1.   HAZARDOUS MATERIAL.
               ------------------
          As used in this Agreement, the term "Hazardous Materials" shall mean any flammable explosives, radioactive materials, hazardous wastes, hazardous materials, hazardous or toxic substances, or related materials as defined in the Comprehensive Environmental Response, compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9.601 et. seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 18.01 et. sec.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 69.01 et. sec.), the Atomic Energy Act, and in the regulations adopted and publications promulgated pursuant thereto, and all friable asbestos, petroleum derivatives, polychlorinated biphenyls, and materials defined as hazardous materials under any federal, state or local laws, ordinances, codes, rules, orders, regulations or policies governing the use storage, treatment, transportation, manufacture, refinement, handling, production or disposal thereof.

          2.   REPRESENTATION.
               --------------
          Indemnitor warrants and represents to Owner that based on the Phase I environmental report dated ________________ ___, 1996, prepared by ________________________, it has no knowledge of (a) the presence of any Hazardous Materials on the Property; or (b) any material spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring on the Property as a result of any construction on or operation and use of the Property. In connection with the operation and use of the Property, Indemnitor warrants and represents that, as of the date of this Agreement, it has no knowledge, based on such environmental report, of any failure to comply in all material respects with all applicable law, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials. Indemnitor represents and warrants to Owner that Indemnitor by obtaining such environmental report has investigated the present and past uses of the Property and have made inquiry of the appropriate governmental agencies and offices having jurisdiction over the Property and the laws regulating the environment, as to whether the Property or any property in the immediate vicinity of the Property is or has been the site of storage of or contamination by any Hazardous Materials.

          3.   COVENANT.
               --------
          Indemnitor covenants and agrees not to cause or permit the presence, use, generation, release, discharge, storage, disposal or transportation of any Hazardous Materials on, under, in, about, to or from the Property.

          4.   INDEMNIFICATION.
               ---------------
          Indemnitor shall exonerate, indemnify, pay and protect, defend (with counsel approved by the Owner) and save the Owner, and the directors, trustees, beneficiaries, officers, shareholders, employees and agents of the Owner (collectively, the "Related Parties"), harmless from and against any claims (including, without limitation, third party claims for personal injury or real personal property damage), actions, administrative proceedings (including informal proceedings), judgments, damages, punitive damages, penalties, fines, costs, taxes, assessments, liabilities (including, without limitation, sums paid in settlements of claims, which settlements have been approved in writing by Indemnitor), interest or losses, including reasonable attorney's fees and expenses (including, without limitation, any such reasonable fees and expenses incurred in enforcing this Agreement or collecting any sums due hereunder), consultant fees, and expert fees, together with all other costs and expenses of any kind or nature (collectively, the "Costs") that arise directly or indirectly in connection with the presence, suspected presence, release or suspected release of any Hazardous Materials in or into the air, soil, ground water, surface water or improvements at, on, about, under or within the Property, or any portion thereof, or elsewhere in connection with (i) the activities of Indemnitor, its employees, agents or contractors,
          (ii) the transportation of Hazardous Materials to and from the Property, or (iii) the construction and development of the Improvements (all of the foregoing collectively the "Indemnified Claims"). The indemnification provided in this paragraph shall specifically apply to and include claims or actions brought by or on behalf of tenants, patients or employees of Indemnitor; Indemnitor hereby expressly waives (with respect to any claims of the Owner arising under this Agreement) any immunity to which Indemnitor may otherwise be entitled under any industrial or worker's compensation laws. In the event the Owner or any of its Related Parties shall suffer or incur any such costs, Indemnitor shall pay to the Owner or such Related Party the total of all such Costs suffered or incurred by the Owner or such Related Party within ten days after demand therefor. Without limiting the generality of the foregoing, the indemnification provided by this paragraph 4 shall specifically cover costs, including, without limitation, capital, operating and maintenance costs, incurred in connection with any investigation or monitoring of site conditions, any clean-up, containment, remedial, removal or restoration work required or performed by any federal, state or local governmental agency or political subdivision ("Governmental Agency") or performed by any non-governmental entity or person as required by any Governmental Agency because of the presence, suspected presence, release or suspected release of any Hazardous Materials in or into the air, soil, groundwater, surface water or improvements at, on, under or within the Property (or any portion thereof), or elsewhere in connection with the transportation of Hazardous Materials to or from the Property, and any claims of third parties for loss or damage due to such Hazardous Materials or the construction and development of the Improvements. Notwithstanding anything contained herein to the contrary, Indemnitor shall not be liable for the negligence or willful misconduct of Owner.

               In case any Indemnified Claim is brought or threatened by any third party against the Owner or any of its Related Persons (collectively an "Indemnitee") hereunder such Indemnitee shall promptly notify the Indemnitor in writing and the Indemnitor shall assume the defense thereof, including the employment of counsel approved in writing by the Indemnitee, which approval shall not be unreasonably withheld. In addition, in case any Indemnitee shall become aware of any facts which might result in any such Indemnified Claim, such Indemnitee shall promptly notify the Indemnitor thereof in writing, who shall have the right to take such action as it may deem appropriate to resolve such matter. An Indemnitee shall have the right to employ separate counsel in any such third party action, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless the employment of such counsel has been separately authorized in writing by the Indemnitor or the Indemnitor has failed to employ counsel. An Indemnitee shall cooperate fully in the defense of any such third party claim, demand and cause of action and shall engage in no conduct prejudicial to the defense thereof. The Indemnitor shall not be liable for any settlement of any such third party claim, demand or cause of action effected without its consent, but if settled with the consent of the Indemnitor or if there shall be a final judgment for the plaintiff in any such third party action, the Indemnitor shall indemnify and hold harmless the Indemnitee from and against any loss or liability by reason of such settlement or judgment.

          5.   REMEDIAL WORK.
               -------------
          In the event any investigation or monitoring of site conditions or any clean-up, containment, restoration, removal or other remedial work ("Remedial Work") is required (a) under any applicable federal, state or local law or regulation or (b) by any judicial, arbitral, or administrative order or (c) in order to comply with any agreements affecting the Property or (d) to maintain the Property in a standard of environmental condition which prevents the release of any Hazardous Materials to adjacent property and otherwise is consistent with the prudent ownership of property of the character of the Property or (e) as a result of the existence of Hazardous Materials on the Property during or prior to Indemnitor's final completion of the Improvements and performance of all obligations of Indemnitor under the Development Agreement or (f) as a result of any activities on the Property during or prior to Indemnitor's final completion of the Improvements and performance of all obligations of Indemnitor under the Development Agreement which directly or indirectly result in the Property becoming contaminated with Hazardous Materials, Indemnitor shall perform or cause to be performed such Remedial Work; provided that Indemnitor may withhold commencement of such Remedial Work pending resolution of any good faith contest regarding the application, interpretation or validity of any law, regulation, order or agreement, subject to the requirements of Paragraph 6 set forth below. All Remedial Work shall be conducted (i) in a diligent and timely fashion by a licensed environmental engineer, (ii) pursuant to a detailed written plan for the Remedial Work approved by any Governmental Agency with a legal or contractual right to grant such approval,
          (iii) with such insurance coverage pertaining to liabilities arising out of the Remedial Work as is then customarily maintained with respect to such activities, and (iv) only following receipt of all required permits, licenses or approvals. In addition, Indemnitor shall submit to the Owner promptly upon receipt or preparation, copies of any and all reports, studies, analysis, correspondence, governmental comments or approvals, proposed removal or other Remedial Work contracts and similar information prepared or received by Indemnitor in connection with any Remedial Work or Hazardous Materials relating to the Property. All costs and expenses of such Remedial Work shall be paid by Indemnitor, including, without limitation, the charges of the Remedial Work contractors and the consulting environmental engineer, any taxes or penalties assessed in connection with the Remedial Work and the Owner's reasonable fees and costs incurred in connection with monitoring or reviewing of such Remedial Work. In the event Indemnitor should fail to commence or cause to be commenced such Remedial Work, in a timely fashion, or fail diligently to prosecute to completion, such Remedial Work, the Owner (following ten (10) days written notice to Indemnitor) may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof, or incurred in connection therewith shall be Costs within the meaning of paragraph 4 above. All such costs shall be due and payable by Indemnitor within ten days after the Owner's demand therefor.

          6.   PERMITTED CONTESTS.
               ------------------
          Notwithstanding any provision of this Agreement to the contrary, Indemnitor may contest by appropriate action any Remedial Work requirement imposed by any Governmental Agency, and Owner shall have no right to perform such required Remedial Work on Indemnitor's behalf during the pendency of such contest, provided that (a) no "Event of Default" has occurred and is continuing under the Development Agreement or under any document or instrument executed in connection therewith (the "Documents") (b) Indemnitor has given the Owner written notice that Indemnitor is contesting or shall contest and Indemnitor does in fact contest the application, interpretation or validity of the law, regulation, order or agreement pertaining to the Remedial Work by appropriate legal or administrative proceedings conducted in good faith and with due diligence and dispatch (c) such contest shall not subject the Owner or any of the Owner's Related Parties or any assignee of all or any portion of the Owner's interest in the Property to civil or criminal liability and does not jeopardize any such party's interest in the Property and (d) Indemnitor shall give such security or assurances as may be reasonably required by the Owner to ensure ultimate compliance with all legal or contractual requirements pertaining to the Remedial Work (and payment of all costs, expenses, interest and penalties in connection therewith )and to prevent any sale, forfeiture or loss by reason of nonpayment or noncompliance.

          7.   REPORTS AND CLAIMS.
               ------------------
          Indemnitor shall deliver to the Owner copies of any reports, analyses, correspondence, notices, licenses, approvals, orders or other written materials relating to the environmental condition of the Property promptly upon receipt, completion or delivery thereof. Indemnitor shall give notice to the Owner of any claim, action, administrative proceeding (including, without limitation, informal proceedings) or other demand by any governmental agency or other third party involving Costs or Remedial Action at the time such claim or other demand first becomes known to Indemnitor. Receipt of any such notice shall not be deemed to create any obligation on the Owner to defend or otherwise respond to any claim or demand. All notices, approvals, consents, requests, and demands upon the respective parties hereto shall be in writing and shall be delivered by telephonic facsimile, overnight air courier, personal delivery or registered or certified U.S. Mail with return receipt requested, postage paid, to the appropriate party at its address as follows:

               To the Owner:

               CAPSTONE CAPITAL CORPORATION
               1000 Urban Center Drive, Suite 630
               Birmingham, Alabama  35242
               Attention:  Mr. John W. McRoberts

               To Indemnitor:

               GRAND COURT LIFESTYLES, INC.
               %GRAND COURT LIFESTYLES, INC.
               One Executive Drive
               Fort Lee, New Jersey  07024
               Attention: Mr. Paul Jawin
               Telephone:     (201) 947-7322
               Telecopy: (201) 947-6663

               Addresses for notice may be changed from time to time by written notice to all other parties. Any communication given by mail will be effective (i) upon the earlier of (a) three business days following deposit in a post office or other official depository under the care and custody of the United States Postal Service or (b) actual receipt, as indicated by the return receipt; (ii) if given by telephone facsimile, when sent; and
          (iii) if given by personal delivery or by overnight air courier, when delivered to the appropriate address set forth.

          8.   DEFENSE OF CLAIMS.
               -----------------
          If for any reason, any claim, action, notice, administrative proceeding (including, without limitation, informal proceedings) or other demand is made by any Governmental Agency or other third party which implicate Costs or Remedial Work, Indemnitor shall cooperate with the Owner in any defense or other appropriate response to any such claim or demand. Indemnitor's duty to cooperate and right to participate in the defense or response to any such claim or demand shall not be deemed to limit or otherwise modify Indemnitor's obligations under this Agreement. The Owner shall give notice to Indemnitor of any claim or demand governed by this paragraph 8 at the time such claim or other demand first becomes known to the Owner.

          9.   SUBROGATION OF INDEMNITY RIGHTS.
               -------------------------------
          If Indemnitor fails to fully perform its obligations under paragraphs 4 and 5 above, the Owner shall be subrogated to any rights or claims Indemnitor may have against any present, future or former owners, tenants or other occupants or users of the Property, any portion thereof, or any adjacent or proximate properties, relating to the recovery of Costs or the performance of Remedial Work.

          10.  ASSIGNMENT BY OWNER.
               -------------------
          No consent by Indemnitor shall be required for any assignment or reassignment of the rights of the Owner under this Agreement.

          11.  MERGER, CONSOLIDATION OR SALE OF ASSETS.
               ---------------------------------------
          In the event Indemnitor is dissolved, liquidated or terminated or all or substantially all the assets of Indemnitor are sold or otherwise transferred to one or more persons or other entities, the surviving entity or transferee of assets, as the case may be, shall deliver to the Owner an acknowledged instrument in recordable form assuming all obligations, covenants and responsibilities of Indemnitor under this Agreement.

          12.  INDEPENDENT OBLIGATION'S SURVIVAL.
               ---------------------------------
          The obligations of Indemnitor under this Agreement shall survive the completion of the obligations of Indemnitor under the Development Agreement. The obligations of Indemnitor under this Agreement are separate and distinct from the obligations of Indemnitor under the Documents. This Agreement may be enforced by the Owner without regard to or affecting any rights and remedies the Owner may have against Indemnitor under the Documents.

          13.  DEFAULT INTEREST.
               ----------------
          In addition to all other rights and remedies of the Owner against Indemnitor as provided herein, or under applicable law, Indemnitor shall pay to the Owner, immediately upon demand therefor, Default Interest (as defined below) on any Costs and other payments required to be paid by Indemnitor to the Owner under this Agreement which are not paid within ten days after demand therefor. Default Interest shall be paid by Indemnitor from the date such payment becomes delinquent through and including the date of payment of such delinquent sums. "Default Interest" shall accrue at a per annum interest rate equal to the greater of (i) the Base Rate (as defined in the Development Agreement) or (ii) a rate which is four points above the Prime Rate (as defined in the Development Agreement).

          14.  MISCELLANEOUS.
               -------------
          If there shall be more that one Indemnitor hereunder, or pursuant to any other indemnification of Owner relating to Hazardous Materials arising out of or in connection with the Development Agreement or the Documents ("Other Indemnitor"), each Indemnitor and Other Indemnitor agree that (a) the obligations of the Indemnitor hereunder, and each Other Indemnitor, are joint and several, (b) a release of any one or more Indemnitors or Other Indemnitors or any limitation of this Agreement in favor of or for the benefit of one or more Indemnitors or Other Indemnitors shall not in any way be deemed a release of or limitation in favor of or for the benefit of any Indemnitor or Other Indemnitor not so released, and (c) a separate action hereunder may be brought and prosecuted against any or all Indemnitors or Other Indemnitors. If any term of this Agreement or any application thereof shall be invalid, illegal or unenforceable, the remainder of this Agreement and any other application of such term shall not be affected thereby. No delay or omission in exercising any right hereunder shall operate as a waiver of such right or any other right. this Agreement shall be binding upon, inure to the benefit of and be enforceable by Indemnitor and the Owner, and their respective successors and assigns, including (without limitation) any assignee or purchaser of all or any portion of the Owner's interest in (i) the Documents, or (ii) the Property. This Agreement shall be governed and construed in accordance with the laws of the State of Alabama.

               IN WITNESS WHEREOF, Indemnitor has caused this Agreement to be executed as of the day and year first written above.

                                             GRAND COURT LIFESTYLES, INC.
                                             a Delaware corporation



                                             By____________________________

                                             Its___________________________

                                      EXHIBIT A

                                  LEGAL DESCRIPTION

                                      EXHIBIT J

                               ASSIGNMENT OF CONTRACTS

               THIS ASSIGNMENT OF CONTRACTS ("Assignment"), dated as of ________________________ ___, 1996, is made by GRAND COURT
          LIFESTYLES, INC., a Delaware corporation ("Developer"), in favor of CAPSTONE CAPITAL CORPORATION, a Maryland corporation ("Owner"), in connection with and pursuant to the terms of that certain Development Agreement of even date herewith between Developer and Owner. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth for them in the Development Agreement.

          1.   Assignment.
               ----------
          Developer hereby assigns and transfers, to the extent assignable and transferrable, to Owner all of its right, title and interest in and to:

                    (a) all purchase, construction, development, easement, property rights, service, supply, management, maintenance, landscaping, gardening, parking, engineering, consulting and architectural contracts and agreements to which Developer is a party, or under which Developer has an interest, and all other similar contracts and agreements to which Developer is a party, or under which Developer has an interest, relating to the Project and the Property (excluding specifically the Development Agreement of even date herewith between Developer and Owner) which includes that certain real property described in Exhibit A attached hereto and
                                     ---------
               incorporated herein by this reference, whomsoever the
               parties are to such contracts and agreements and whether such contracts and agreements are currently in existence or are subsequently entered into, including, without limitation, the contracts described in Addendum 1 attached
                                                      ----------
               hereto and incorporated herein by this reference, if any, together with all amendments, modifications and supplements to any of the contracts and agreements described in this subsection (a) and any collateral for any third party's performance under any of the contracts and agreements described in this subsection (a);

                    (b) all plans, specifications, surveys, drawings, and other technical descriptions of whatever nature now or hereafter existing which relate to the development, construction, reconstruction, restoration, decoration, repair or replacement of the Project, including without limitation the Plans and specifications for any on-site and off-site improvements to be constructed as part of the Project, including without limitation those prepared by Architect and Associates, Ltd. and all amendments, modifications and supplements to any of the instruments described in this subsection (b) (collectively, the "Plans"); and

                    (c) all construction bonds, completion bonds or other surety for the Project, and all amendments, modifications and supplements to any of the instruments described in this subsection (c).

               All of the writings described in subsections (a), (b), and
               (c) above are sometimes herein referred to collectively as the "Contracts."

          2.   Representations and Warranties.
               ------------------------------
          Developer represents and warrants that (a) it is the true owner of the interest under the Contracts which it assigns and transfers herein, (b) it has not assigned or granted a security interest in any of the Contracts to any Person other than Owner,
          (c) its interest in each of the Contracts is not subject to any claims, set offs, encumbrances or deductions, (d) the Contracts have not been amended except as disclosed to Owner, (e) it is not in default under the terms of any Contract, (f) all covenants, conditions and agreements have been performed as required by the Contracts by all parties thereto, except those which are not due to be performed until after the date of this Agreement, and (g) Addendum 1 sets forth a true, correct and complete list of all
          ----------
          material Contracts which are in effect as of the date hereof.

          3.   No Assumption By Owner and Developer's Covenants.  Neither
               ------------------------------------------------
          this Assignment nor any action or actions on the part of Owner shall constitute an assumption by Owner of any obligations of Developer under the Contracts, and Developer shall continue to be liable for all obligations thereunder. Developer hereby agrees to punctually perform any and all obligations it may have under the Contracts, to take such steps as may be necessary or appropriate to secure performance by all other parties of their obligations under the Contracts and not to amend, or terminate with or without cause, any of the Contracts, without the express prior written consent of Owner. Owner may, at its option, but shall not be obligated to, perform or discharge any obligation of Developer under any of the Contracts, at Developer's expense, in the event that Developer fails to do so. Developer agrees to indemnify and hold the Owner harmless against and from any loss, cost liability or expense (including without limitation all attorney's and accountants' fees and expenses, court costs and investigation expense) resulting from any failure of Developer to perform its obligations under the Contracts.

          4.   Use of Plans.  Owner may use the Plans for any purpose
               ------------
          relating to the Project, including, without limitation, inspections of construction and the completion of the Project and for no other purpose. For the purpose of completing, maintaining, restoring and otherwise dealing with the Project subject to the same sole purpose limitation, Owner may reassign its right, title and interest in the Plans to any persons or entities succeeding to the Owner's interest in the Project in Owner's sole discretion without any requirements for the consent of Developer, and any such reassignment shall be valid and binding upon Developer as fully as if Developer had expressly approved the same.

          5.   No Approval of Plans.  Owner's acceptance of this Assignment
               --------------------
          shall not constitute approval of the Plans by Owner. Owner has no liability or obligation whatsoever in connection with the Plans and no responsibility for the adequacy thereof or for the construction and completion of the Project. Owner has the right, but not the duty to inspect the Improvements, and if Owner should inspect the Improvements, Owner shall have no liability or obligation to Developer arising out of such inspection. No such inspection nor any failure by Owner to make objection after any such inspection shall constitute a representation by Owner that the Improvements are in accordance with the Plans or constitute a waiver of the Owner's right thereafter to insist that the Improvements be constructed in strict accordance with the Plans.

          6.   Benefits Conditionally Retained by Developer.  Owner hereby
               --------------------------------------------
          grants Developer the right to continue to receive the benefits of, and exercise the rights under, the Contracts unless and until an Event of Default occurs, in which event such rights may be revoked at any time during the continuance of any Default at the option of Owner.

          7.   Action By Owner Following Default.  Owner shall have the
               ---------------------------------
          right (but shall have no obligation) at any time following the occurrence of an Event of Default (but shall have no obligation) remaining uncured without notice and without taking possession of the Property to take in its name or in the name or Developer or otherwise, such action as Owner may at any time or from time to time determine to be necessary to cure any default under the Contracts or to protect or exercise the rights of Developer or Owner thereunder, and may otherwise exercise any other rights or remedies Owner has under the Development Agreement. Owner shall incur no liability if any action taken by it or on its behalf pursuant to this Assignment shall prove to be in whole or in part inadequate or invalid, unless due to Owner's gross negligence or willful misconduct; and Developer agrees to indemnify and hold Owner free and harmless from and against any loss, costs, liability or expense (including but not limited to reasonable attorney's and accountants' fees and expenses, court costs and investigation expenses) in connection with its actions hereunder, unless due to Owner's negligence or willful misconduct.

          8.   Power of Attorney.  Developer hereby irrevocably constitutes
               -----------------
          and appoints Owner its true and lawful agent and attorney-in-fact, with, following the occurrence of an Event of Default under the Documents, full power of substitution, to demand, receive and enforce all rights of Developer under the Contracts, to modify, supplement and terminate the Contracts, to give appropriate releases, receipts for or on behalf of Developer in connection with the Contracts, in the name, place and stead of Developer or in Owner's name,with the same force and effect as Developer could do if this Assignment had not been made. Developer authorizes any third party to exclusively rely on the certificate of an officer of the Owner for the establishment of such an Event of Default and hereby waives and releases any claim Developer may have against such third party for such reliance. Developer hereby agrees to deliver to Owner, upon Owner's written demand, originals of all of the Contracts and such other instruments and documents as Owner may reasonably require in order to permit Owner's succession to the right, title and interest of Developer in and to the Contracts as provided herein. It is hereby recognized that the power of attorney herein granted is coupled with an interest and is irrevocable.

          9.   Binding Effect.  This Assignment shall be binding upon
               --------------
          Developer and Developer's heirs, executors, administrators, legal representatives, successors and assigns, and shall inure to the benefit of the Owner and its successors and assigns. The Owner may reassign its right, title and interest in and to the Contracts in whole or in part, to any person or entities succeeding to Owner's interest in the Property, in the Owner's sole discretion without any requirement for the Developer's consent, and any such reassignment shall be valid and binding upon Developer as fully as if Developer has expressly approved the same.

          10.  Governing Law.  This Assignment shall be governed by and
               -------------
          construed under the laws of the state where the Project is located, except to the extent preempted by federal law, in which case federal law shall control.

                                             DEVELOPER:

                                             GRAND COURT LIFESTYLES, INC.
                                             a Delaware corporation



                                             By____________________________

                                             Its___________________________

                                      EXHIBIT A

                                  LEGAL DESCRIPTION

                                      EXHIBIT C

                                       FORM OF
                                   LEASE AGREEMENT





                                   LEASE AGREEMENT

                             CAPSTONE CAPITAL CORPORATION
                                a Maryland Corporation
                                      ("LESSOR")

                                         AND

                             GRAND COURT LIFESTYLES, INC.
                                a Delaware Corporation
                                      ("LESSEE")

                            ____________________ ___, 1996

                           FOR THE LEASE OF AN ASSISTED AND
                        INDEPENDENT LIVING FACILITY LOCATED AT
                           ________________________________
                           ________________________________

                                  TABLE OF CONTENTS

          ARTICLE I    LEASED PROPERTY; TERM  . . . . . . . . . . . . .   1
                       ---------------------

          ARTICLE II   RENT . . . . . . . . . . . . . . . . . . . . . .   2
                       ----
               2.1     MINIMUM RENT AND ADJUSTMENTS TO MINIMUM RENT . .   2
               2.2     CALCULATION OF INCREASES TO MINIMUM RENT . . . .   3
               2.3     ADDITIONAL CHARGES.  . . . . . . . . . . . . . .   3
               2.4     NET LEASE  . . . . . . . . . . . . . . . . . . .   4

          ARTICLE III  IMPOSITIONS  . . . . . . . . . . . . . . . . . .   4
                       -----------
               3.1     PAYMENT OF IMPOSITIONS . . . . . . . . . . . . .   4
               3.2     PRORATION OF IMPOSITIONS . . . . . . . . . . . .   5
               3.3     UTILITY CHARGES  . . . . . . . . . . . . . . . .   5
               3.4     INSURANCE PREMIUMS . . . . . . . . . . . . . . .   5

          ARTICLE IV   NO TERMINATION . . . . . . . . . . . . . . . . .   5
                       --------------

          ARTICLE V    OWNERSHIP OF LEASED PROPERTY   . . . . . . . . .   6
                       ----------------------------
               5.1     OWNERSHIP OF THE PROPERTY  . . . . . . . . . . .   6
               5.2     PERSONAL PROPERTY  . . . . . . . . . . . . . . .   6

          ARTICLE VI   CONDITION AND USE OF LEASED PROPERTY . . . . . .   6
                       ------------------------------------
               6.1     CONDITION OF THE LEASED PROPERTY . . . . . . . .   6
               6.2     USE OF THE LEASED PROPERTY . . . . . . . . . . .   7
               6.3     MANAGEMENT OF FACILITY . . . . . . . . . . . . .   7
               6.4     LESSOR TO GRANT EASEMENTS  . . . . . . . . . . .   8

          ARTICLE VII  LEGAL, INSURANCE AND FINANCIAL REQUIREMENTS  . .   8
                       -------------------------------------------
               7.1     COMPLIANCE WITH LEGAL AND INSURANCE REQUIREMENTS   8
               7.2     LEGAL REQUIREMENT COVENANTS  . . . . . . . . . .   8

          ARTICLE VIII   REPAIRS; RESTRICTIONS AND ANNUAL INSPECTIONS .   9
                         --------------------------------------------
               8.1     MAINTENANCE AND REPAIR . . . . . . . . . . . . .   9
               8.2     ENCROACHMENTS; RESTRICTIONS  . . . . . . . . . .  10
               8.3     ANNUAL INSPECTIONS . . . . . . . . . . . . . . .  10

          ARTICLE IX   CAPITAL ADDITIONS  . . . . . . . . . . . . . . .  11
                       -----------------
               9.1     CONSTRUCTION OF CAPITAL ADDITIONS TO THE LEASED
                       PROPERTY . . . . . . . . . . . . . . . . . . . .  11
               9.2     CAPITAL ADDITIONS FINANCED BY LESSEE . . . . . .  11
               9.3     CAPITAL ADDITIONS FINANCED BY LESSOR . . . . . .  12
               9.4     NON-CAPITAL ADDITIONS  . . . . . . . . . . . . .  14
               9.5     SALVAGE  . . . . . . . . . . . . . . . . . . . .  14

          ARTICLE X    LIENS  . . . . . . . . . . . . . . . . . . . . .  14
                       -----

          ARTICLE XI   PERMITTED CONTESTS . . . . . . . . . . . . . . .  15
                       ------------------

          ARTICLE XII  INSURANCE  . . . . . . . . . . . . . . . . . . .  15
                       ---------
               12.1    GENERAL INSURANCE REQUIREMENTS . . . . . . . . .  15
               12.2    REPLACEMENT COST . . . . . . . . . . . . . . . .  17
               12.3    ADDITIONAL INSURANCE . . . . . . . . . . . . . .  17
               12.4    WAIVER OF SUBROGATION  . . . . . . . . . . . . .  17
               12.5    FORM OF INSURANCE  . . . . . . . . . . . . . . .  17
               12.6    CHANGE IN LIMITS . . . . . . . . . . . . . . . .  18
               12.7    BLANKET POLICY . . . . . . . . . . . . . . . . .  18
               12.8    NO SEPARATE INSURANCE  . . . . . . . . . . . . .  18
               12.9    INSURANCE FOR CONTRACTORS  . . . . . . . . . . .  18

          ARTICLE XIII   FIRE AND CASUALTY  . . . . . . . . . . . . . .  19
                         -----------------
               13.1    INSURANCE PROCEEDS . . . . . . . . . . . . . . .  19
               13.2    RECONSTRUCTION IN THE EVENT OF DAMAGE OR DESTRUCTION
                       COVERED BY INSURANCE . . . . . . . . . . . . . .  19
               13.3    RECONSTRUCTION IN THE EVENT OF DAMAGE OR DESTRUCTION
                       NOT COVERED BY INSURANCE . . . . . . . . . . . .  20
               13.4    LESSEE'S PROPERTY  . . . . . . . . . . . . . . .  20
               13.5    RESTORATION OF LESSEE'S PROPERTY . . . . . . . .  20
               13.6    NO ABATEMENT OF THE RENT . . . . . . . . . . . .  20
               13.7    DAMAGE NEAR END OF TERM  . . . . . . . . . . . .  20
               13.8    PURCHASE . . . . . . . . . . . . . . . . . . . .  21
               13.9    WAIVER . . . . . . . . . . . . . . . . . . . . .  21

          ARTICLE XIV  CONDEMNATION . . . . . . . . . . . . . . . . . .  21
                       ------------
               14.1    PARTIES' RIGHTS AND OBLIGATIONS  . . . . . . . .  21
               14.2    TOTAL TAKING . . . . . . . . . . . . . . . . . .  21
               14.3    PARTIAL TAKING . . . . . . . . . . . . . . . . .  21
               14.4    RESTORATION  . . . . . . . . . . . . . . . . . .  22
               14.5    AWARD DISTRIBUTION . . . . . . . . . . . . . . .  22
               14.6    TEMPORARY TAKING . . . . . . . . . . . . . . . .  22
               14.7    PURCHASE OR SUBSTITUTION . . . . . . . . . . . .  22

          ARTICLE XV   DEFAULT  . . . . . . . . . . . . . . . . . . . .  22
                       -------
               15.1    EVENTS OF DEFAULT  . . . . . . . . . . . . . . .  22
               15.2    REMEDIES . . . . . . . . . . . . . . . . . . . .  24
               15.4    PAYMENT TO REDUCE MINIMUM RENT . . . . . . . . .  26
               15.5    WAIVER . . . . . . . . . . . . . . . . . . . . .  26
               15.6    APPLICATION OF FUNDS . . . . . . . . . . . . . .  26
               15.7    NOTICES BY LESSOR  . . . . . . . . . . . . . . .  26

          ARTICLE XVI  LESSOR'S RIGHT TO CURE . . . . . . . . . . . . .  26
                       ----------------------

          ARTICLE XVII   PURCHASE OF THE LEASED PROPERTY  . . . . . . .  26
                         -------------------------------

          ARTICLE XVIII  HOLDING OVER . . . . . . . . . . . . . . . . .  27
                         ------------

          ARTICLE XIX  OPTION TO PURCHASE; ABANDONMENT  . . . . . . . .  28
                       -------------------------------
               19.1    OPTION TO PURCHASE . . . . . . . . . . . . . . .  28
               19.2    DISCONTINUANCE OF OPERATIONS ON THE
                         LEASED PROPERTY  . . . . . . . . . . . . . . .  28
               19.3    CONVEYANCE OF LEASED PROPERTY  . . . . . . . . .  28

          ARTICLE XX   RESERVED . . . . . . . . . . . . . . . . . . . .  28
                       --------

          ARTICLE XXI  RISK OF LOSS . . . . . . . . . . . . . . . . . .  28
                       ------------

          ARTICLE XXII   INDEMNIFICATION  . . . . . . . . . . . . . . .  29
                         ---------------

          ARTICLE XXIII  SUBLETTING AND ASSIGNMENT  . . . . . . . . . .  30
                         -------------------------
               23.1    SUBLETTING AND ASSIGNMENT  . . . . . . . . . . .  30
               23.2    NON-DISTURBANCE, SUBORDINATION AND ATTORNMENT  .  30

          ARTICLE XXIV   OFFICER'S CERTIFICATES AND FINANCIAL STATEMENTS 31
                         -----------------------------------------------
               24.1    ESTOPPEL CERTIFICATE . . . . . . . . . . . . . .  31
               24.2    FINANCIAL STATEMENTS AND CERTIFICATES  . . . . .  31

          ARTICLE XXV  INSPECTION . . . . . . . . . . . . . . . . . . .  32
                       ----------

          ARTICLE XXVI   QUIET ENJOYMENT  . . . . . . . . . . . . . . .  32
                         ---------------

          ARTICLE XXVII  NOTICES  . . . . . . . . . . . . . . . . . . .  32
                         -------

          ARTICLE XXVIII APPRAISAL  . . . . . . . . . . . . . . . . . .  34
                         ---------

          ARTICLE XXIX   PURCHASE . . . . . . . . . . . . . . . . . . .  35
                         --------
               29.1    FIRST REFUSAL TO PURCHASE. . . . . . . . . . . .  35
               29.2    NEGATIVE PLEDGE. . . . . . . . . . . . . . . . .  35

          ARTICLE XXX  DEFAULT BY LESSOR  . . . . . . . . . . . . . . .  35
                       -----------------
               30.1    DEFAULT BY LESSOR  . . . . . . . . . . . . . . .  35
               30.2    LESSEE'S RIGHT TO CURE . . . . . . . . . . . . .  36

          ARTICLE XXXI   RESERVED . . . . . . . . . . . . . . . . . . .  36
                         --------

          ARTICLE XXXII  FINANCING OF THE LEASED PROPERTY . . . . . . .  36
                         --------------------------------

          ARTICLE XXXIII SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE   37
                         ---------------------------------------------

          ARTICLE XXXIV  EXTENDED TERMS . . . . . . . . . . . . . . . .  37
                         --------------

          ARTICLE XXXV   MISCELLANEOUS  . . . . . . . . . . . . . . . .  38
                         -------------
               35.1    NO WAIVER  . . . . . . . . . . . . . . . . . . .  38
               35.2    REMEDIES CUMULATIVE  . . . . . . . . . . . . . .  38
               35.3    SURRENDER  . . . . . . . . . . . . . . . . . . .  38
               35.4    NO MERGER OF TITLE . . . . . . . . . . . . . . .  38
               35.5    TRANSFERS BY LESSOR  . . . . . . . . . . . . . .  38
               35.6    GENERAL  . . . . . . . . . . . . . . . . . . . .  38
               35.7    MEMORANDUM OF LEASE  . . . . . . . . . . . . . .  39
               35.8    TRANSFER OF LICENSES . . . . . . . . . . . . . .  39

          ARTICLE XXXVI  GLOSSARY OF TERMS  . . . . . . . . . . . . . .  39
                         -----------------

                                        LEASE

               THIS LEASE ("Lease") dated as of ____________________ ___,
          1996 is entered into by and between CAPSTONE CAPITAL CORPORATION, a Maryland corporation, having its principal office at 1000 Urban Center Drive, Suite 630, Birmingham, Alabama 35242 ("Lessor") and GRAND COURT LIFESTYLES, INC., a Delaware corporation, having its principal office at One Executive Drive, Fort Lee, New Jersey 07024 ("Lessee").

                                      ARTICLE 1
                                LEASED PROPERTY; TERM
                                ----------------------

               Upon and subject to the terms and conditions hereinafter set forth, Lessor leases to Lessee and Lessee rents from Lessor all of Lessor's rights and interest in and to the following property (collectively, the "Leased Property"):

                    (a) the real property more particularly described on Exhibit A attached hereto together with all covenants, licenses, privileges and benefits thereto belonging, and any easements, rights-of-way, rights of ingress and egress or other interests of Lessor in, on or to any land, highway, street, road or avenue, open or proposed, in, on, across, in front of, abutting or adjoining such real property, including all strips and gores adjacent to or lying between such real property and any adjacent real property (the "Land");

                    (b)  all buildings, structures, Fixtures (as
          hereinafter defined) and other improvements of every kind (including all alleyways and connecting tunnels, crosswalks, sidewalks, landscaping, parking lots and structures and roadways appurtenant to such buildings and structures presently or hereafter situated upon the Land, and Capital Additions financed by Lessor (but specifically excluding Capital Additions financed by Lessee), drainage and all above-ground and underground utility structures) (collectively, the "Leased Improvements");

                    (c) all permanently affixed equipment, machinery, fixtures and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Leased Improvements, including all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, carpet, moveable or immoveable walls or partitions and built-in oxygen and vacuum systems, all of which are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Personal Property (collectively the "Fixtures");

                    (d)  the Personal Property;

                    (e) to the extent permitted by law, all permits, approvals, and other intangible property or any interest therein now or hereafter owned or held by Lessor in connection with the Leased Property or any business or businesses now or hereafter conducted by Lessee or any Tenant or with the use thereof, including all leases, contract rights, agreements, trade names, water rights and reservations, zoning rights, business licenses and warranties (including those relating to construction or fabrication) related to the Leased Property or any part thereof, but specifically excluding the general corporate trademarks, service marks, operations, manuals, logos, insignia or books and records of Lessee, which Lessor agrees never have been, are not now and will not become by virtue of this Lease owned in any manner by Lessor; and

                    (f) all site plans, surveys, soil and substrata studies, architectural drawings, plans and specifications, engineering plans and studies, floor plans, landscape plans, and other plans and studies that relate to the Land or the Leased Improvements and are in Lessor's possession or control.

          SUBJECT, HOWEVER, to the matters set forth on Exhibit B attached
                                                        ---------
          hereto (the "Permitted Exceptions"), to have and to hold for a fixed term of ___ years (the "Initial Term") commencing on the earlier date (the "Commencement Date") to occur of (i) the date of completion of the construction of the Leased Improvements on the Land as defined in Section 10.1 of that certain Development Agreement of even date herewith (the "Development Agreement") between Lessor and Lessee, (ii) the date a Tenant first takes occupancy pursuant to a Tenant Lease, and (iii) the date which is fifteen months from the date hereof, and ending at midnight on last day of the 180th month after the Commencement Date [OR FOR LEASES AFTER THE INITIAL LEASE, THE SAME EXPIRATION DATE AS SUCH INITIAL LEASE], unless sooner terminated pursuant to the terms hereof.

                                      ARTICLE 2
                                         RENT
                                         ----

               2.1 MINIMUM RENT AND ADJUSTMENTS TO MINIMUM RENT. Lessee shall pay to Lessor, without notice, demand, set off (except as set forth in Section 30.2) or counterclaim, in advance in lawful money of the United States of America, at Lessor's address set forth herein or at such other place or to such other person, firms or corporations as Lessor from time to time may designate in writing, Minimum Rent, as adjusted annually pursuant to
          Section 2.1(b) during the Term, as follows:

               (a)  Minimum Rent.  Lessee will pay to Lessor as rent
                    ------------
          (as adjusted from time to time in accordance with Section
          2.1(b), 2.1(e), or 15.4, the "Minimum Rent") for the Leased Property the annual sum equal to the product of (i) the
          Project Amount times (ii) the greater of (X) 9.75% or (Y)
                         -----
          the Treasury Yield in effect ten days prior to the Commencement Date plus 3.5%. The Minimum Rent shall be payable in advance
               ----
          in 12 equal, consecutive monthly installments on the first day of each calendar month during the Term. The parties shall execute an acknowledgement of the Commencement Date and the initial Minimum Rent calculated pursuant to this Section 2.1(a) as soon as reasonably practicable after the Commencement Date. The Minimum Rent shall be prorated for any partial month, and is subject to adjustment as provided in Sections 2.1(b), 2.1(e) and 9.3(b)(iv) below.

               (b)  Increases to Minimum Rent.  On each anniversary of the
                    -------------------------
          Commencement Date (each such annual date referred to as the "Adjustment Date") throughout the Initial Term and any Extended Terms, the then-current Minimum Rent shall be increased annually effective as of such Adjustment Date by an amount equal to three percent of the Minimum Rent in effect for the previous twelve-month period.

               (c)  Capital Replacement Account.  Lessee will pay to Lessor
                    ---------------------------
          for deposit in a money market account in a federally insured bank in Birmingham, Alabama acceptable to Lessor and Lessee the sums set forth on Exhibit C attached hereto, which funds (the "Capital
                       ---------
          Replacement Account") shall be made available to Lessee to make repairs and replacements for the Leased Property as approved by Lessor, the costs of which according to generally accepted accounting principles must be depreciated over periods greater than one year. The Capital Replacement Account shall be in the name of Lessor, and interest earned on such account shall be retained in the Capital Replacement Account. Lessee shall make detailed requests for such funds in writing to Lessor in the same form as a Request pursuant Section 9.3 hereof. Within 30 days of such Request, Lessor shall reasonably approve the amount of requested funds and make mutually agreeable arrangements for the disbursement of the funds, or provide Lessee with written notice in reasonable detail specifying Lessor's objections to such Request.

               (d)  Payment of Minimum Rent.  All payments of Minimum Rent
                    -----------------------
          shall be made in lawful money of the United States by wire transfer of same day funds to Lessor's account #0000040999 at First Commercial Bank, Birmingham, Alabama, ABA Routing #062003605, Attention: Todd Beard, with advice to John W. McRoberts at (205) 967-2092 (or such other account or location specified by Lessor from time to time in writing) on or before 2:00 p.m., Birmingham time, on any Business Day.

               (e)  Recalculation of Minimum Rent.  The parties agree that
                    -----------------------------
          the Project Amount may be estimated as of the Commencement Date pursuant to the terms of the Development Agreement. Lessor shall recalculate the Minimum Rent pursuant to Section 2.1(a) (using the same rate used to calculate the initial Minimum Rent pursuant to Section 2.1(a)(ii) above) as soon as reasonably practicable after the determination of the final Project Amount under the Development Agreement, whereupon the parties shall execute an acknowledgement of such recalculated Minimum Rent.

               2.2 CALCULATION OF INCREASES TO MINIMUM RENT. On or about each Adjustment Date, Lessor will calculate the increase in the Minimum Rent for the one-year period commencing with such Adjustment Date pursuant to the provisions of Section 2.1(b) and will provide Lessee with written notice of same.

               2.3 ADDITIONAL CHARGES. Lessee will also pay and discharge as and when due all other amounts, liabilities, obligations and Impositions in connection with the Leased Property, which amounts Lessee assumes or agrees to pay under this Lease including, to the extent applicable, any ground lease payments and any condominium or owner's association dues, assessments or other charges, insurance premiums, utilities, and all fines, penalties, interest and costs which may be added for non-payment or late payment of any such items (collectively, the "Additional Charges"), and Lessor shall have all legal, equitable and contractual rights, powers and remedies provided in this Lease, by statute or otherwise, in the case of non-payment of the Additional Charges, as well as the Minimum Rent. If any installment of Minimum Rent or Additional Charges (but only as to those Additional Charges which are payable directly to Lessor) shall not be paid within ten days after the date when due, Lessee will pay Lessor on demand, as Additional Charges, interest (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment, from the due date when due to the date of payment in full thereof. In the event Lessor provides Lessee with written notice of failure to timely pay any installment of Minimum Rent or any Additional Charges pursuant to
          Section 15.1(b) more than three times within any twelve-month period, Lessee shall pay an administrative fee to Lessor in the amount of $500.00 for each additional written notice Lessor gives pursuant to Section 15.1(b) during the next twelve months. To the extent that Lessee pays any Additional Charges to Lessor or the Facility Mortgagee pursuant to any requirement of this Lease, Lessee shall be relieved of its obligation to pay such Additional Charges to the entity to which such Additional Charges would otherwise be due and Lessor shall timely pay, or shall cause the Facility Mortgagee to timely pay, any such Additional Charges to the person to whom the same are due. Additional charges shall be deemed Rent hereunder.

               2.4 NET LEASE. The Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount of the installments of Minimum Rent and the payments of Additional Charges throughout the Term but subject to any provisions of this Lease which expressly provide for payments by Lessor or the adjustment of the Rent or other charges.

                                      ARTICLE 3
                                     IMPOSITIONS
                                     -----------

               3.1 PAYMENT OF IMPOSITIONS. Subject to Article XI relating to permitted contests, Lessee will pay, or cause to be paid, all Impositions before any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing authorities where feasible, and Lessee will promptly, upon request, furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. Lessee's obligation to pay such Impositions and the amount thereof shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. If any such Imposition may lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments during the Term hereof as the same become due and before any fine, penalty, premium, further interest or cost may be added thereto. Lessor, at its expense, shall, to the extent permitted by applicable law, prepare and file all tax returns and reports as may be required by governmental authorities in respect of Lessor's net income, gross receipts, franchise taxes and taxes on its capital stock. Lessee, at its expense, shall, to the extent permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by governmental authorities. If any refund shall be due from any taxing authority in respect of any Imposition paid by Lessee, the same shall be paid over to or retained by Lessee if no Event of Default shall have occurred hereunder and be continuing. Any such funds retained by Lessor due to an Event of Default shall be applied as provided in Article XV. Lessor and Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event governmental authorities classify any property covered by this Lease as personal property, Lessee shall file all personal property tax returns in such jurisdictions where filing is required. Lessor and Lessee will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Lessor is legally required to file personal property tax returns, and Lessee is obligated for the same hereunder, Lessee will be provided with copies of assessment notices in sufficient time for Lessee to file a protest. Lessee may, upon giving 30 days' prior written notice to Lessor, at Lessee's option and at Lessee's sole cost and expense, protest, appeal, or institute such other proceedings as Lessee may deem appropriate to effect a reduction of real estate or personal property assessments and Lessor, if requested by Lessee and at Lessee's expense as aforesaid, shall fully cooperate with Lessee in such protest, appeal, or other action. Billings for reimbursement by Lessee to Lessor of personal property taxes shall be accompanied by copies of an invoice therefor and payments thereof which identify the personal property with respect to which such payments are made. Lessor will cooperate with Lessee in order that Lessee may fulfill its obligations hereunder, including the execution of any instruments or documents reasonably requested by Lessee.

               3.2 PRORATION OF IMPOSITIONS. Any Imposition imposed in respect of the tax-fiscal period during which the Term terminates shall be prorated between Lessor and Lessee, whether or not such Imposition is imposed before or after such termination, and Lessee's and Lessor's obligation to pay their respective prorated shares thereof shall survive such termination.

               3.3 UTILITY CHARGES. Lessee will, or will cause Tenants to, contract for, in its own name, and will pay or cause to be paid all charges for, electricity, power, gas, oil, water and other utilities used in the Leased Property during the Term.

               3.4 INSURANCE PREMIUMS. Lessee will contract for, in its own name, and will pay or cause to be paid all premiums for, the insurance coverage required to be maintained by Lessee pursuant to Article XII during the Term.

                                      ARTICLE 4
                                    NO TERMINATION
                                    --------------

               Except as provided in this Lease, Lessee shall remain bound by this Lease in accordance with its terms and shall neither take any action without the consent of Lessor to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of the Rent, or set-off against the Rent, nor shall the respective obligations of Lessor and Lessee be otherwise affected by reason of (a) any damage to, or destruction of, the Leased Property or any portion thereof from whatever cause or any Taking of the Leased Property or any portion thereof, except as otherwise provided in Articles XIII and XIV, (b) the lawful or unlawful prohibition of, or restriction upon, Lessee's use of the Leased Property, or any portion thereof, or the interference with such use by any person, corporation, partnership or other entity, or by reason of eviction by paramount title, (c) any claim which Lessee has or might have against Lessor or by reason of any default or breach of any warranty by Lessor under this Lease or any other agreement between Lessor and Lessee or to which Lessor and Lessee are parties, (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor, or (e) any other cause whatsoever whether similar or dissimilar to any of the foregoing except for actions or omissions of Lessor. Lessee hereby specifically waives all rights arising from any occurrence whatsoever which may now or hereafter be conferred upon it by law to (i) modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof, or (ii) entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in this Lease. The obligations of Lessor and Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease. Notwithstanding the foregoing, Lessee shall have the right by separate and independent action to pursue any claim or seek any damages it may have against Lessor as a result of a breach by Lessor of the terms of this Lease.

                                      ARTICLE 5
                            OWNERSHIP OF LEASED PROPERTY
                            ----------------------------

               5.1 OWNERSHIP OF THE PROPERTY. Lessee acknowledges that the Leased Property is the property of Lessor and that Lessee has only the right to the possession and use of the Leased Property upon the terms and conditions of this Lease.

               5.2 PERSONAL PROPERTY. Lessee may (and shall as provided hereinbelow), at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements any items of the Personal Property, and may remove, replace or substitute for the same from time to time in the ordinary course of Lessee's business. Lessee shall provide and maintain during the entire Term all such Personal Property as shall be necessary in order to operate the Facility in compliance with all licensure and certification requirements, in compliance with all applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use.

                                      ARTICLE 6
                         CONDITION AND USE OF LEASED PROPERTY
                         ------------------------------------

               6.1 CONDITION OF THE LEASED PROPERTY. Lessee acknowledges receipt and delivery of possession of the Leased Property and that Lessee has examined and otherwise acquired knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease and has found the same to be in good order and repair and satisfactory for its purpose hereunder. Lessee is leasing the Leased Property "as is" in its present condition. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, SUITABILITY, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY LESSEE. LESSEE ACKNOWLEDGES THAT THE LEASED PROPERTY HAS BEEN INSPECTED BY LESSEE AND IS SATISFACTORY TO IT IN ALL RESPECTS.

               6.2  USE OF THE LEASED PROPERTY.

               (a) After the Commencement Date and during the entire Term, Lessee shall use or cause to be used the Leased Property and the improvements thereon as an assisted and independent living facility and for such other uses as may be necessary in connection with or incidental to such use (the "Primary Intended Use"). Lessee shall not use the Leased Property or any portion thereof for any other use without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed.

               (b) Lessee covenants that it will obtain and maintain all material approvals needed to use and operate the Leased Property and the Facility for the Primary Intended Use in compliance with all applicable Legal Requirements.

               (c) Lessee covenants and agrees that during the Term it will use its reasonable best efforts to operate continuously the Leased Property in accordance with its Primary Intended Use and to maintain its certifications for reimbursement, if any, and licensure and its accreditation, if compliance with accreditation standards is required to maintain the operations of the Facility and if a failure to comply would adversely affect operations of the Facility.

               (d) Lessee shall not commit or suffer to be committed any waste on the Leased Property, or in the Facility or cause or permit any nuisance thereon.

               (e) Lessee shall neither suffer nor permit the Leased Property or any portion thereof, including any Capital Addition whether or not financed by Lessor, to be used in such a manner as
          (i) might reasonably tend to impair Lessor's estate therein or in any portion thereof, or (ii) may reasonably result in a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof.

               (f) Lessee will not utilize any Hazardous Materials on the Leased Property except in accordance with applicable Legal Requirements and will not permit any contamination which may require remediation under any applicable Hazardous Materials Law. Lessee agrees not to dispose of any Hazardous Materials or substances within the sewerage system of the Leased Property, and that it will handle all "red bag" wastes in accordance with applicable Hazardous Materials Laws.

               6.3 MANAGEMENT OF FACILITY. Unless otherwise agreed to in writing by Lessor (i) Lessee shall cause the Facility to be managed (including any leasing activities) at all times by Lessee or an Affiliate of Lessee, (ii) Lessee shall not enter into any agreement (oral or written) with respect to such management and leasing activities unless the terms thereof and the proposed manager or leasing agent have been approved in writing by Lessor,
          (iii) all such management or leasing agreements must be in writing, and (iv) all management or leasing agreements with an Affiliate of Lessee must contain provisions to the effect that
          (A) the obligation of Lessee to pay management fees is subordinate to its obligation to pay the Rent, and (B) the manager shall not have the right to collect any management fees during the continuance of an Event of Default but may cumulatively collect any management fee so suspended after the Event of Default has been cured.

               6.4 LESSOR TO GRANT EASEMENTS. Lessor will, from time to time, at the request of Lessee and at Lessee's cost and expense, but subject to the approval of Lessor (a) grant easements and other rights in the nature of easements, (b) release existing easements or other rights in the nature of easements which are for the benefit of the Leased Property, (c) dedicate or transfer unimproved portions of the Leased Property for road, highway or other public purposes, (d) execute petitions to have the Leased Property annexed to any municipal corporation or utility district, (e) execute amendments to any covenants and restrictions affecting the Leased Property, and (f) execute and deliver to any person such instruments as may be necessary or appropriate to confirm or effect such grants, releases, dedications and transfers (to the extent of its interest in the Leased Property), but only upon delivery to Lessor of an Officer's Certificate stating (and such other information as Lessor may reasonably require confirming) that such grant, release, dedication, transfer, petition or amendment is required or beneficial for and not detrimental to the proper conduct of the business of Lessee on the Leased Property and does not reduce the value thereof.

                                      ARTICLE 7
                     LEGAL, INSURANCE AND FINANCIAL REQUIREMENTS
                     -------------------------------------------

               7.1 COMPLIANCE WITH LEGAL AND INSURANCE REQUIREMENTS. Subject to Article XI relating to permitted contests, Lessee, at its expense, will promptly (a) comply with all material Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the Leased Property, whether or not compliance therewith shall require structural change in any of the Leased Improvements or interfere with the use and enjoyment of the Leased Property, and (b) directly or indirectly with the cooperation of Lessor, but at Lessee's sole cost and expense, procure, maintain and comply with all material licenses, certificates of need, if any, and other authorizations required for (i) any use of the Leased Property then being made, and for (ii) the proper erection, installation, operation and maintenance of the Leased Improvements or any part thereof, including any Capital Additions.

               7.2 LEGAL REQUIREMENT COVENANTS. Lessee covenants and agrees that the Leased Property shall not be used for any unlawful purpose. Lessee shall, directly or indirectly with the cooperation of Lessor, but at Lessee's sole cost and expense, acquire and maintain all material licenses, certificates, permits and other authorizations and approvals needed to operate the Leased Property in its customary manner for the Primary Intended Use and any other use conducted on the Leased Property as may be permitted from time to time hereunder. Lessee further covenants and agrees that Lessee's use of the Leased Property and Lessee's maintenance, alteration, and operation of the same, and all parts thereof, shall at all times conform to all applicable Legal Requirements.

                                      ARTICLE 8
                     REPAIRS; RESTRICTIONS AND ANNUAL INSPECTIONS
                     --------------------------------------------

               8.1  MAINTENANCE AND REPAIR.

               (a) Lessee, at its expense, will keep the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto in reasonably good order and repair, ordinary wear and tear excepted (whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements, the age of the Leased Property or any portion thereof), and except as otherwise provided in Articles XIII and XIV, with reasonable promptness will make all necessary and appropriate repairs thereto of every kind and nature, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to or after the commencement of the Term of this Lease (concealed or otherwise). All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work and shall be accomplished by Lessee or a party selected by Lessee. Lessee will not take or omit to take any action the taking or omission of which might materially impair the value or usefulness of the Leased Property or any part thereof for the Primary Intended Use. If Lessee fails to perform any of its obligations hereunder, or if Lessor reasonably determines that action is necessary and is not being taken, Lessor may, on giving 30 days' written notice to Lessee (other than in a case reasonably deemed by Lessor to be an emergency, in which case no such notice shall be required), without demand on Lessee, perform any such obligations in such manner and to such extent and take such other action as Lessor may deem appropriate, and all costs, expenses and charges of Lessor relating to any such action shall constitute Additional Charges and shall be payable by Lessee to Lessor in accordance with Section 2.3.

               (b) Except for the use of any insurance proceeds (to the extent required by Sections 13.1 and 13.2) and any Award (to the extent required by Section 14.3) Lessor shall not under any circumstances be required to build or rebuild any improvements on the Leased Property, or to make any repairs, replacements, alterations, restorations, or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto in connection with this Lease, or to maintain the Leased Property in any way.

               (c) Nothing contained in this Lease and no action or inaction by Lessor shall be construed as (i) constituting the consent or request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any particular labor or services or the furnishing of any particular materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof, or (ii) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services or the finishing of any materials or other property in such fashion as would permit the making of any claim against Lessor in respect thereof or to make any agreement that may create, or in any way be the basis for, any right, title, interest, lien, claim or other encumbrance upon the estate of Lessor in the Leased Property or any portion thereof.

               (d) Unless Lessor shall convey any of the Leased Property to Lessee pursuant to the provisions of this Lease, Lessee will, upon the expiration or prior termination of this Lease, vacate and surrender the Leased Property to Lessor in the condition in which the Leased Property was originally received from Lessor, except for ordinary wear and tear (subject to the obligation of Lessee to maintain the Property in good order and repair during the entire Term), damage caused by the gross negligence or willful acts of Lessor, and damage or destruction described in
          Article XIII or resulting from a Taking described in Article XIV which Lessee is not required by the terms of this Lease to repair or restore, and except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease.

               8.2 ENCROACHMENTS; RESTRICTIONS. If any of the Improvements shall, at any time, encroach upon any property, street or right-of-way adjacent to the Leased Property, or shall violate the agreements or conditions contained in any applicable Legal Requirement, lawful restrictive covenant or other agreement affecting the Leased Property, or any part thereof, or shall impair the rights of others under any easement or right-of-way to which the Leased Property is subject, then promptly upon the request of Lessor, Lessee shall at its expense, subject to its right to contest the existence of any such encroachment, violation or impairment, (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee, or (b) make such changes in the Improvements, and take such other actions, as Lessor in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment, or to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Facility for the Primary Intended Use substantially in the manner and to the extent the Facility was operated prior to the assertion of such violation or encroachment. Any such alteration shall be made in conformity with the applicable requirements of
          Article IX. Lessee's obligations under this Section 8.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance and Lessee shall be entitled to a credit for any sums recovered by Lessor under any such policy of title or other insurance and Lessee shall also be entitled to a credit in the amount of sums recovered against any purchase price obligation if Lessee purchases the Leased Property pursuant to any right hereunder. In the event the purchase of the Leased Property is consummated before any such proceeds are paid to Lessor, Lessee will pay the full purchase price to Lessor and Lessor will remit any such insurance proceeds within 15 days of the receipt thereof.

               8.3 ANNUAL INSPECTIONS. From time to time during the Term, Lessor and its agents shall have the right to inspect the Leased Property and all systems contained therein at any reasonable time to determine Lessee's compliance with its obligations under this Lease, including those obligations set forth in Article VII and this Article VIII. Lessee shall be responsible for the costs of such inspections, which costs shall not exceed the sum of $2,000 per year for each year of the Lease.

                                      ARTICLE 9
                                  CAPITAL ADDITIONS
                                  -----------------

               9.1  CONSTRUCTION OF CAPITAL ADDITIONS TO THE LEASED
                    PROPERTY.

               (a) If no Event of Default shall have occurred and be continuing, Lessee shall have the right, upon and subject to the terms and conditions set forth below, to construct or install Capital Additions on the Leased Property with the prior written consent of Lessor which consent shall not be unreasonably withheld; provided that Lessee shall not be permitted to create any Encumbrance on the Leased Property in connection with such Capital Addition without first complying with Section 9.1(b) hereof. Prior to commencing construction of any Capital Addition, Lessee shall submit to Lessor in writing a proposal setting forth in reasonable detail any proposed Capital Addition and shall provide to Lessor such plans and specifications, permits, licenses, contracts and other information concerning the proposed Capital Addition as Lessor may reasonably request. Without limiting the generality of the foregoing, such proposal shall indicate the approximate projected cost of constructing such Capital Addition and the use or uses to which it will be put.

               (b) Prior to commencing construction of any Capital Addition, Lessee shall first request Lessor to provide funds to pay for such Capital Addition in accordance with the provisions of Section 9.3. If Lessor declines or is unable to provide such financing on terms acceptable to Lessee and Lessee rejects Lessor's offer of financing, Lessee may arrange or provide other financing, subject to the provisions of Section 9.2. Lessor will reasonably cooperate with Lessee regarding the grant of any consents or easements or the like necessary or appropriate in connection with any Capital Addition; provided that no Capital Addition shall be made which would tie in or connect any Leased Improvements on the Leased Property with any other improvements on property adjacent to the Leased Property (and not part of the Land covered by this Lease) including tie-ins of buildings or other structures or utilities, unless Lessee shall have obtained the prior written approval of Lessor, which approval shall not be unreasonably withheld. All proposed Capital Additions shall be architecturally integrated into and consistent with the Leased Property.

               9.2 CAPITAL ADDITIONS FINANCED BY LESSEE. If Lessee finances or arranges to finance any Capital Addition with a party other than Lessor or if Lessee pays cash for any Capital Addition, this Lease shall be and hereby is amended to provide as follows:

               (a) There shall be no adjustment in the Minimum Rent by reason of any such Capital Addition.

               (b) Upon the expiration or earlier termination of this Lease, Lessor shall compensate Lessee for all Capital Additions paid for or financed by Lessee in any of the following ways:

                    (i) By purchasing all Capital Additions paid for by Lessee from Lessee for cash in the amount of the Fair Market Added Value at the time of purchase by Lessor of all such Capital Additions paid for or financed by Lessee; or

                    (ii) Such other arrangement regarding such
               compensation as shall be mutually acceptable to Lessor and Lessee.

          Any amount owed by Lessee to Lessor under this Lease at such termination or expiration may be deducted from any compensation for Capital Additions payable by Lessor to Lessee under this
          Section 9.2.

               9.3  CAPITAL ADDITIONS FINANCED BY LESSOR.

               (a) Lessee shall request that Lessor provide or arrange financing for a Capital Addition by providing to Lessor such information about the Capital Addition as Lessor may reasonably request (a "Request"), including all information referred to in
          Section 9.1 above. Lessor may, but shall be under no obligation to provide or obtain the funds necessary to meet the Request. Within 30 days of receipt of a Request, Lessor shall notify Lessee as to whether it will finance the proposed Capital Addition and, if so, the terms and conditions upon which it would do so, including the terms of any amendment to this Lease. In no event (i) shall the portion of the projected Capital Addition Cost comprised of land (if any), materials, labor charges (including architectural and builders fee) and fixtures and interest be less than 90% of the total amount of such cost, or
          (ii) shall Lessee or any of its Affiliates be entitled to any commission or development fee, directly or indirectly, as a portion of the Capital Addition Cost. Any Capital Addition not financed by Lessor must still be approved in writing by Lessor pursuant to the terms of Section 9.1 hereof, which consent will not be unreasonably withheld. Lessee may withdraw its Request by notice to Lessor at any time before or after receipt of Lessor's terms and conditions.

               (b) If Lessor agrees to finance the proposed Capital Addition, Lessor's obligation to advance any funds shall be subject to receipt of all of the following, in form and substance reasonably satisfactory to Lessor:

                    (i) such loan documentation as may be required by Lessor;

                    (ii) any information, certificates, licenses,
               permits or documents requested by Lessor, or by any lender with whom Lessor has agreed or may agree to provide financing, necessary or appropriate to confirm that Lessee will be able to use the Capital Addition upon completion thereof in accordance with the Primary Intended Use, including all required federal, state or local government licenses and approvals;

                    (iii)      an Officer's Certificate and, if
               requested, a certificate from Lessee's architect, setting forth in detail reasonably satisfactory to Lessor the projected (or actual, if available) cost of the proposed Capital Addition;

                    (iv) an amendment to this Lease, duly executed and
               acknowledged, in form and substance satisfactory to Lessor and Lessee (the "Lease Amendment"), containing such provisions as may be necessary or appropriate due to the Capital Addition, including any appropriate changes in the legal description of the Land and the Rent, all such changes to be mutually agreed upon by Lessor and Lessee;

                    (v) a deed conveying title to Lessor to any land and improvements or other rights acquired for the purpose of constructing the Capital Addition, free and clear of any liens or encumbrances except those approved in writing by Lessor and, both prior to and following completion of the Capital Addition, an as-built survey thereof reasonably satisfactory to Lessor;

                    (vi) endorsements to any outstanding policy of
               title insurance covering the Leased Property or a supplemental policy of title insurance covering the Leased Property reasonably satisfactory in form and substance to Lessor (A) updating the same without any additional exceptions, except as may be permitted by Lessor; and (B) increasing the coverage thereof by an amount equal to the Fair Market Value of the Capital Addition (except to the extent covered by the owner's policy of title insurance referred to in subparagraph
               (vii) below);

                    (vii) if required by Lessor, (A) an owner's policy of title insurance insuring fee simple title to any land conveyed to Lessor pursuant to subparagraph
               (v), free and clear of all liens and encumbrances except those approved by Lessor and (B) a lender's policy of title insurance satisfactory in form and substance to Lessor and the Lending Institution advancing any portion of the Capital Addition Cost;

                    (viii) if required by Lessor upon completion of the Capital Addition, an M.A.I appraisal of the Leased Property; and

                    (ix) such other certificates (including
               endorsements increasing the insurance coverage, if any, at the time required by Section 12.1), documents, customary opinions of Lessee's counsel, appraisals, surveys, certified copies of duly adopted resolutions of the Board of Directors of Lessee authorizing the execution and delivery of the Lease Amendment and any other instruments or documents as may be reasonably required by Lessor.

               (c) Upon making a Request to finance a Capital Addition, whether or not such financing is actually consummated, Lessee shall pay the reasonable costs and expenses of Lessor and any Lending Institution which has committed to finance such Capital Addition paid or incurred in connection with the financing of the Capital Addition, including (i) the fees and expenses of their respective counsel, (ii) the amount of any recording or transfer taxes and fees, (iii) documentary stamp taxes, if any, (iv) title insurance charges, (v) appraisal fees, if any, and (vi) commitment fees, if any.

               9.4 NON-CAPITAL ADDITIONS. Lessee shall have the right and the obligation to make additions, modifications or improvements to the Leased Property which are not Capital Additions, including tenant improvements made in connection with the Tenant Leases, from time to time as may reasonably be necessary for its uses and purposes and to permit Lessee to comply fully with its obligations set forth in this Lease; provided that such action will be undertaken expeditiously, in a workmanlike manner and will not significantly alter the character or purpose or detract from the value or operating efficiency of the Leased Property and will not significantly impair the revenue producing capability of the Leased Property or adversely affect the ability of Lessee to comply with the provisions of this Lease. Title to all non-Capital Additions, modifications and improvements shall, without payment by Lessor at any time, be included under the terms of this Lease and, upon expiration or earlier termination of this Lease, shall pass to and become the property of Lessor.

               9.5 SALVAGE. All useable materials (unless the value of such materials has been netted against the cost of the following described Capital Additions or repairs) which are scrapped or removed in connection with the making of either Capital Additions permitted by Section 9.1 or repairs required by Article VIII shall be disposed of, at the request of Lessor, and the net proceeds thereof remitted to Lessor within 15 days of such disposal.

                                      ARTICLE 10
                                        LIENS
                                        -----

               Subject to the provisions of Article XI relating to permitted contests, Lessee will not directly or indirectly create or suffer to exist and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any attachment, levy, claim or encumbrance in respect of the Rent, not including, however, (a) this Lease, (b) the matters, if any, set forth in Exhibit B
                                                            ---------
          attached hereto, (c) restrictions, liens and other encumbrances which are consented to in writing by Lessor, or any easements granted pursuant to the provisions of Section 6.3 of this Lease,
          (d) liens for those taxes of Lessor which Lessee is not required to pay hereunder, (e) subleases permitted by Article XXIII, (f) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (1) the same are not yet payable or are payable without the addition of any fine or penalty or (2) such liens are in the process of being contested in accordance with the provisions of Article XI, (g) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed or not yet due, provided that (1) the payment of such sums shall not be postponed for more than 60 days after the completion of the action (including any appeal from any judgment rendered therein) giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or generally accepted accounting principles shall have been made therefor or (2) any such liens are in the process of being contested in accordance with the provisions of Article XI, (h) any Encumbrance placed on the Leased Property by Lessor, and (i) any conditions as a result of the action or inaction of Lessor.

                                      ARTICLE 11
                                  PERMITTED CONTESTS
                                  ------------------

               Lessee, after ten days' prior written notice to Lessor, on its own or on Lessor's behalf (or in Lessor's name), but at Lessee's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Imposition, Legal Requirement, Insurance Requirement, lien, attachment, levy, encumbrance, charge or claim (collectively "Charge") not otherwise permitted by Article X, which is required to be paid or discharged by Lessee or any Tenant; provided that (a) in the case of an unpaid Charge, the commencement and continuation of such proceedings, or the posting of a bond or certificate of deposit as may be permitted by applicable law, shall suspend the collection thereof from Lessor and from the Leased Property; (b) neither the Leased Property nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost; (c) Lessor would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; (d) in the event that any such contest shall involve a sum of money or potential loss in excess of $50,000.00, then Lessee shall deliver to Lessor and its counsel an Officer's Certificate as to the matters set forth in clauses (a), (b) and
          (c) and such opinions of legal counsel as Lessor may reasonably request; (e) in the case of an Insurance Requirement, the coverage required by Article XII shall be maintained; and (f) if such contest be finally resolved against Lessor or Lessee, Lessee shall, as Additional Charges due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or otherwise comply with the applicable Charge; provided further that nothing contained herein shall be construed to permit Lessee to contest the payment of the Rent, or any other sums payable by Lessee to Lessor hereunder. Lessor, at Lessee's expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in any such contest and, if reasonably requested by Lessee or if Lessor so desires and then at its own expense, Lessor shall join as a party therein. Lessor shall do all things reasonably requested by Lessee in connection with such action. Lessee shall indemnify and save Lessor harmless against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such contest and any loss resulting therefrom.

                                      ARTICLE 12
                                      INSURANCE
                                      ---------

               12.1 GENERAL INSURANCE REQUIREMENTS. During the Term of this Lease, Lessee shall at all times keep the Leased Property, and all property located in or on the Leased Property insured with the kinds and amounts of insurance described below and written by companies reasonably acceptable to Lessor authorized to do insurance business in the state in which the Leased Property is located. The policies must name Lessor as an additional insured and losses shall be payable to Lessor and/or Lessee as provided in Article XIII. In addition, upon notice to Lessee of the identity of the Facility Mortgagee, the policies shall name as an additional insured the holder ("Facility Mortgagee") of any mortgage, deed of trust or other security agreement securing any Encumbrance placed on the Leased Property or any part thereof in accordance with the provisions of Article XXXII ("Facility Mortgage"), if any, by way of a standard form of mortgagee's loss payable endorsement. Any loss adjustment in excess of $100,000.00 shall require the written consent of Lessor and each affected Facility Mortgagee. Evidence of insurance shall be deposited with Lessor and, if requested, with any Facility Mortgagee(s). If any provision of any Facility Mortgage which constitutes a first lien on the Leased Property requires deposits of insurance to be made with such Facility Mortgagee, Lessee shall either pay to Lessor monthly the amounts required and Lessor shall transfer such amounts to such Facility Mortgagee or, pursuant to written direction by Lessor, Lessee shall make such deposits directly with such Facility Mortgagee. The policies on the Leased Property, including the Leased Improvements, the Fixtures and the Personal Property, shall insure against the following risks:

               (a) Loss or damage by fire, vandalism and malicious mischief, extended coverage perils commonly known as "All Risk" and all physical loss perils, including sprinkler leakage and business interruption, in an amount not less than 100% of the then Full Replacement Cost thereof (as defined below in Section 12.2) after deductible with a replacement cost endorsement sufficient to prevent Lessee from becoming a co-insurer together with an agreed value endorsement;

               (b) Loss or damage by explosion of steam boilers, pressure vessels or similar apparatus now or hereafter installed in the Facility, in such limits with respect to any one accident as may be reasonably requested by Lessor from time to time;

               (c) Loss or damage by hurricane in the amount of the Full Replacement Cost, after deductible;

               (d) Loss of rental under a rental value insurance policy covering risk of loss during the first 12 months of reconstruction necessitated by the occurrence of any of the hazards described in Sections 12.1(a), 12.1(b) or 12.1 (c), in an amount sufficient to prevent Lessee from becoming a co-insurer; provided that in the event that Lessee shall not be in default hereunder and Lessor shall receive any proceeds from such rental insurance which, when added to rental amounts received with respect to the applicable time period, exceed the amount of rental owed by Lessee hereunder, Lessor shall immediately pay such excess to Lessee;

               (e) Claims for personal injury or property damage under a policy of comprehensive general public liability insurance including insurance against assumed or contractual liability including indemnities under this Lease, with amounts not less than $5,000,000.00 per occurrence in respect of bodily injury and death and $10,000,000.00 for property damage; provided that if it becomes customary for tenants occupying similar buildings in the same City where the Leased Property is located to be required to provide liability coverage with higher limits than the foregoing, then Lessee shall provide Lessor with an insurance policy with coverage limits that are not less than such customary limits; and

               (f) Flood (when the Facility other than the parking area is located in whole or in part within a designated 100-year flood plain area) and such other hazards and in such amounts as may be customary for comparable properties in the area and if available from insurance companies authorized to do business in the state in which the Leased Property is located.

               12.2 REPLACEMENT COST. The term "Full Replacement Cost" as used herein shall mean the actual replacement cost of the Facility from time to time, including increased cost of construction endorsement, less exclusions provided in the normal fire insurance policy. In the event Lessor or Lessee believes that the Full Replacement Cost has increased or decreased at any time during the Term, it shall have the right at its own expense to have such Full Replacement Cost redetermined by the insurance company which is then providing the largest amount of casualty insurance carried on the Leased Property, hereinafter referred to as the "impartial appraiser". The party desiring to have the Full Replacement Cost so redetermined shall forthwith, on receipt of such determination by the impartial appraiser, give written notice thereof to the other party hereto. The determination of such impartial appraiser shall be final and binding on the parties hereto, and Lessee shall forthwith increase, or may decrease, the amount of the insurance carried pursuant to this Article to the amount so determined by the impartial appraiser.

               12.3 ADDITIONAL INSURANCE. In addition to the insurance described above, but subject to the provisions of clause (d) in
          Article XXXIII, Lessee shall maintain such additional insurance as may be reasonably required from time to time by any Facility Mortgagee which is consistent with insurance coverage for similar properties in the city, county and state where the Leased Property is located, or required pursuant to any applicable Legal Requirement, and shall at all times maintain or cause to be maintained adequate worker's compensation insurance coverage for all persons employed by Lessee on the Leased Property, in accordance with all applicable Legal Requirements.

               12.4 WAIVER OF SUBROGATION. All insurance policies carried by either party covering the Leased Property, the Fixtures, the Facility and/or the Personal Property, including contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against the other party. The parties hereto agree that their policies will include such a waiver clause or endorsement so long as the same is obtainable without extra cost, and in the event of such an extra charge the other party, at its election, may request and pay the same, but shall not be obligated to do so.

               12.5 FORM OF INSURANCE. All of the policies of insurance referred to in this Section shall be written in form reasonably satisfactory to Lessor by insurance companies reasonably satisfactory to Lessor; provided that the deductibles for insurance required by Sections 12.1(a), 12.1(b) and 12.1 (d) shall be no greater than $50,000.00, the deductible for coverage required by Section 12.1(c) shall be no greater than two percent of the Full Replacement Cost and the deductible for coverage required by Section 12.1(e) shall be no greater than $100,000.00. Lessee shall pay all premiums therefor, and deliver such policies or certificates thereof to Lessor prior to their effective date (and, with respect to any renewal policy, at least 30 days prior to the expiration of the existing policy). In the event of the failure of Lessee to effect such insurance in the names herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof to Lessor at the times required, Lessor shall be entitled, but shall have no obligation, to enact such insurance and pay the premiums therefor, which premiums shall be repayable by Lessee to Lessor upon written demand therefor, and failure to repay the same shall constitute an Event of Default within the meaning of Section 15.1(c). Each insurer mentioned in this Section shall agree, by endorsement on the policy or policies issued by it, or by independent instrument furnished to Lessor, that it will give to Lessor prior written notice before the policy or policies in question shall be altered, allowed to expire or canceled.

               12.6 CHANGE IN LIMITS. In the event that Lessor shall at any time reasonably and in good faith believe the limits of the personal injury, property damage or general public liability insurance then carried to be insufficient or in the event the Facility Mortgagee requires additional insurance coverage, the parties shall endeavor to agree on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section. If the parties shall be unable to agree thereon, the proper and reasonable limits for such insurance shall be determined by an impartial third party selected by the parties the costs of which shall be divided equally between the parties. Such redeterminations, whether made by the parties or by arbitration, shall be made no more frequently than every year.

               12.7 BLANKET POLICY. Notwithstanding anything to the contrary contained in this Section, Lessee's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee; provided that the coverage afforded Lessor will not be reduced or diminished or otherwise be different from that which would exist under separate policies meeting all other requirements of this Lease; and provided further that the requirements of this Article XII are otherwise satisfied.

               12.8 NO SEPARATE INSURANCE. Without the prior written consent of Lessor, Lessee shall not, on Lessee's own initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article XII to be furnished by, or which may reasonably be required by a Facility Mortgagee to be furnished by, Lessee, or increase the amounts of any then-existing insurance required under this Article XII by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor and all Facility Mortgagees, are included therein as additional insureds and the loss is payable under said insurance in the same manner as losses are required to be payable under this Lease. Lessee shall immediately notify Lessor of the taking out of any such separate insurance or of the increasing of any of the amounts of the then-existing insurance required under this Article XII by securing an additional policy or additional policies.

               12.9 INSURANCE FOR CONTRACTORS. If Lessee shall engage or cause to be engaged any contractor to perform work on the Leased Property, Lessee shall require such contractor to carry and maintain insurance coverage comparable to the foregoing requirements, at no expense to Lessor; provided that in cases where such coverage is excessive in relation to the work being done, Lessee may allow any such contractor to carry or maintain alternative coverage in reasonable amounts upon Lessor's prior written consent, which shall not be unreasonably withheld.

                                      ARTICLE 13
                                  FIRE AND CASUALTY
                                  -----------------

               13.1 INSURANCE PROCEEDS. All proceeds payable by reason of any loss or damage to the Leased Property or any portion thereof, and insured under any policy of insurance required by Article XII of this Lease shall be paid to Lessor and held by Lessor in trust (subject to the provisions of Section 13.7) and shall be made available for reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property, or any portion thereof, and shall be paid out by Lessor from time to time for the reasonable cost of such reconstruction or repair in accordance with this Article XIII after Lessee has expended an amount equal to or exceeding the deductible under any applicable insurance policy. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property shall be retained by Lessee free and clear upon completion of any such repair and restoration except as otherwise specifically provided below in this Article XIII; provided that in the event neither Lessor nor Lessee is required or elects to repair or restore the Leased Property, then all such insurance proceeds shall be retained by Lessor. All salvage resulting from any risk covered by insurance shall belong to Lessee, including any salvage relating to Capital Additions paid for by Lessee.

               13.2 RECONSTRUCTION IN THE EVENT OF DAMAGE OR DESTRUCTION
                    COVERED BY INSURANCE.

               (a) Except as provided in Section 13.7, if during the Term, the Facility is totally or partially destroyed from a risk covered by the insurance described in Article XII and the Facility thereby is rendered Unsuitable for its Primary Intended Use, Lessee shall have the option, by giving notice to Lessor within 60 days following the date of such destruction, to (i) apply all proceeds payable with respect thereto to restore the Facility to substantially the same condition as existed immediately before the damage or destruction, or (ii) offer to acquire the Leased Property from Lessor for a purchase price equal to the Minimum Purchase Price of the Leased Property immediately prior to such damage or destruction. In the event Lessor does not accept Lessee's offer to so purchase the Leased Property within 30 days after the date of such offer, Lessee may either (a) by giving notice to Lessor within 30 days after receipt of Lessor's notice, withdraw its offer to purchase the Leased Property and proceed to restore the Facility to substantially the same condition as existed immediately before the damage or destruction, or (b) terminate the offer and this Lease upon 30 days' prior written notice to Lessor, in which case the insurance proceeds shall be the sole property of Lessor.

               (b) Except as provided in Section 13.7, if during the Term, the Facility is partially destroyed from a risk covered by the insurance described in Article XII, but the Facility is not thereby rendered Unsuitable for its Primary Intended Use, Lessee shall restore the Facility to substantially the same condition as existed immediately before the damage or destruction. Such damage or destruction shall not terminate this Lease; provided that if Lessee cannot within a reasonable time obtain all necessary governmental approvals, including building permits, licenses, conditional use permits and any certificates of need, after diligent efforts to do so, in order to be able to perform all required repair and restoration work and to operate the Facility for its Primary Intended Use in substantially the same manner as immediately prior to such damage or destruction, Lessee may offer to purchase the Leased Property for a purchase price equal to the Minimum Purchase Price of the Leased Property immediately prior to such damage or destruction. In the event Lessor does not accept Lessee's offer to so purchase the Leased Property within 30 days after receipt of the offer to purchase described in the preceding sentence, Lessee may either (a) withdraw its offer to purchase the Leased Property and proceed to restore the Facility, to the extent possible, to substantially the same condition as existed immediately before the partial destruction, or (b) terminate the offer and this Lease by written notice to Lessor, in which case any insurance proceeds shall be the sole property of Lessor.

               (c) In the event Lessor accepts Lessee's offer to purchase the Leased Property, this Lease shall terminate upon payment of the purchase price and execution and delivery of all appropriate documentation. In such event Lessor shall remit to Lessee, or allow Lessee a credit toward the purchase price in an amount equal to, all insurance proceeds received by Lessor with respect to the Facility.

               13.3 RECONSTRUCTION IN THE EVENT OF DAMAGE OR DESTRUCTION NOT COVERED BY INSURANCE. Except as provided in Section 13.7, if during the Term the Facility is totally or materially destroyed from a risk (including earthquake) not covered by the insurance described in Article XII, whether or not such damage or destruction renders the Facility Unsuitable for Its Primary Intended Use, Lessee shall either (a) restore the Facility to substantially the same condition it was in immediately before such damage or destruction and such damage or destruction shall not terminate this Lease, or (b) acquire the Leased Property from Lessor for a purchase price equal to the Minimum Purchase Price immediately prior to such damage or destruction.

               13.4 LESSEE'S PROPERTY. Lessee shall use any insurance proceeds payable by reason of any loss of or damage to any of the Personal Property to restore such Personal Property to the Leased Property with items of substantially equivalent value to the items being replaced.

               13.5 RESTORATION OF LESSEE'S PROPERTY. If Lessee is required or elects to restore the Facility as provided in Sections 13.2 or 13.3, Lessee shall also restore the Personal Property related thereto as required by Section 13.4 and all Capital Additions paid for or financed by Lessor. Insurance proceeds payable by reason of damage to Capital Additions paid for or financed by Lessor shall be paid to Lessor and Lessor shall hold such insurance proceeds in trust to pay the cost of repairing or replacing such Capital Additions in the event Lessee does not terminate this Lease or purchase the Leased Property pursuant to Section 13.2.

               13.6 NO ABATEMENT OF THE RENT. This Lease shall remain in full force and effect and Lessee's obligation to make rental payments and to pay all other charges required by this Lease shall remain unabated during any period required for repair and restoration.

               13.7 DAMAGE NEAR END OF TERM. Notwithstanding any provisions of Sections 13.2 or 13.3 to the contrary, if damage to or destruction of the Facility occurs during the last 12 months of the Term, and if such damage or destruction cannot be fully repaired and restored within the lesser of (i) six months or (ii) the period remaining in the Term immediately following the date of loss, then either party shall have the right to terminate this Lease by giving notice of termination to the other within 30 days after the date of such damage or destruction, in which event Lessor shall be entitled to retain the insurance proceeds and Lessee shall pay to Lessor on demand the amount of any deductible or uninsured loss arising in connection therewith; provided that any such notice given by Lessor shall be void and of no force and effect if Lessee exercises an available option to extend the Term for one Extended Term, or one additional Extended Term, as the case may be, within 30 days following receipt of such termination notice.

               13.8 PURCHASE. In the event Lessee purchases the Leased Property pursuant to the terms of this Article, this Lease shall terminate upon payment of the purchase price and execution and delivery of all documentation in accordance with Article XVII.
          In the event any insurance proceeds have been paid to Lessor, Lessor will allow Lessee a credit toward the purchase price in an amount equal to all such insurance proceeds. In the event the purchase of the Leased Property is consummated before any such proceeds are paid to Lessor, Lessee will pay the full purchase price to Lessor and Lessor will remit any such insurance proceeds within 15 days of the receipt thereof.

               13.9 WAIVER. Lessee hereby knowingly and expressly waives any statutory or common law rights of termination which may arise by reason of any damage or destruction of the Facility.

                                      ARTICLE 14
                                     CONDEMNATION
                                     ------------

               14.1 PARTIES' RIGHTS AND OBLIGATIONS. If during the Term there is any Taking of all or any part of the Leased Property or any interest in this Lease by Condemnation, the rights and obligations of the parties shall be determined by this Article XIV.

               14.2 TOTAL TAKING. If there is a Taking of all of the Leased Property by Condemnation, this Lease shall terminate on the Date of Taking, and the Minimum Rent and all Additional Charges paid or payable hereunder shall be apportioned and paid to the Date of Taking.

               14.3 PARTIAL TAKING. If there is a Taking of a portion of the Leased Property by Condemnation such that the Facility is not thereby rendered Unsuitable for Its Primary Intended Use, this Lease shall remain in effect. If, however, the Facility is thereby rendered Unsuitable for Its Primary Intended Use, Lessee shall have the right within 60 days of the Date of Taking (a) to take such proceeds of any Award as shall be necessary and restore the Facility, at its own expense, to the extent possible, to substantially the same condition as existed immediately before the partial Taking, or (b) to offer to acquire the Leased Property from Lessor for a purchase price equal to the Minimum Purchase Price of the Leased Property immediately prior to such partial Taking, in which event this Lease shall terminate upon payment of the purchase price and Lessee shall obtain and retain the proceeds of the related Award. Lessee shall exercise its option by giving Lessor notice thereof within 60 days after Lessee receives notice of the Taking. In the event Lessor does not accept Lessee's offer to so purchase the Leased Property within 30 days after receipt of the notice described in the preceding sentence, Lessee may either (a) withdraw its offer to purchase the Leased Property and proceed to restore the Facility, to the extent possible, to substantially the same condition as existed immediately before the partial Taking, or (b) terminate the offer and this Lease by written notice to Lessor.

               14.4 RESTORATION. If there is a partial Taking of the Leased Property and this Lease remains in full force and effect pursuant to Section 14.3, Lessee shall accomplish all necessary restoration in order that the Leased Property may continue to be used for its Primary Intended Use.

               14.5 AWARD DISTRIBUTION. In the event Lessee purchases the Leased Property pursuant to Section 14.3, the entire Award shall belong to Lessee and Lessor agrees to assign to Lessee all of its rights thereto. In any other event, the entire Award shall belong to and be paid to Lessor; provided that, if this Lease is terminated without Lessee's purchase of the Facility, then Lessee shall be entitled to receive from the Award, if and to the extent there is included in such Award any sum attributable to the Capital Additions to the Facility for which Lessee would be entitled to reimbursement at the end of the Term pursuant to the provisions of Section 9.2(b), plus any sum attributable to the Lessee's Personal Property and any reasonable removal and relocation costs included in the Award. If Lessee is required or elects to restore the Facility, Lessor agrees that its portion of the Award shall be used for such restoration and it shall hold such portion of the Award in trust, for application to the cost of the restoration.

               14.6 TEMPORARY TAKING. The Taking of the Leased Property, or any part thereof, by military or other public authority shall constitute a Taking by Condemnation only when the use and occupancy by the Taking authority has continued for longer than six months. During any such six-month period all the provisions of this Lease shall remain in full force and effect and the Rent shall not be abated or reduced during such period of Taking; provided that to the extent any compensation is paid by the Taking authority as a result of such temporary Taking, Lessee will retain such compensation.

               14.7 PURCHASE OR SUBSTITUTION. In the event Lessor accepts any offer by Lessee to purchase the Leased Property, this Lease shall terminate upon payment of the purchase price and execution and delivery of all appropriate documentation in accordance with
          Article XVII.

                                      ARTICLE 15
                                       DEFAULT
                                       -------

               15.1 EVENTS OF DEFAULT. The occurrence and continuation of any one or more of the following events shall constitute events of default (individually, an "Event of Default" and, collectively, "Events of Default") hereunder:

               (a) An event of default shall occur under any other lease between Lessor or any of its Affiliates and Lessee or any of its Affiliates (collectively, the "Affiliated Leases"), or

               (b) Lessee shall fail to make a payment of the Rent payable by Lessee under this Lease when the same becomes due and payable and such failure continues for a period of ten calendar days after written notice from Lessor to Lessee, or

               (c) Lessee shall fail to observe or perform any other material term, covenant or condition of this Lease or any document executed in connection herewith and such failure is not cured by Lessee within a period of 30 days after receipt by Lessee of notice thereof from Lessor, unless such failure cannot with due diligence be cured within a period of 30 days, in which case such failure shall not be deemed to continue if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof (as soon as reasonably possible), or

               (d)  Lessee shall:

                    (i) admit in writing its inability to pay its debts generally as they become due,

                    (ii) file a petition in bankruptcy or a petition
               to take advantage of any insolvency law,

                    (iii)     make an assignment for the benefit of
               its creditors,

                    (iv) consent to the appointment of a receiver of
               itself or of the whole or any substantial part of its property, or

                    (v)  file a petition or answer seeking
               reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, or

               (e) Lessee shall default beyond any applicable grace period contained in one or more major credit facilities which by their terms would permit an outstanding balance equal to or greater than $5,000,000.00 in the aggregate to be accelerated and the same shall be accelerated by the lenders or other applicable parties, or

               (f) Lessee [or Guarantor, if Lessee is not Grand Court Lifestyles, Inc.] shall fail to maintain a Consolidated Net Worth of at least $30,000,000.00; provided, however, Lessee [or Guarantor] shall complete an initial public offering of equity securities, then Lessee [or Guarantor] shall fail to maintain a Consolidated Net Worth of at least 75% of its Consolidated Net Worth that existed immediately after the completion of the initial public offering, but not less than $30,000,000.00 or

               (g) Commencing on the first day of the 22nd month after the Commencement Date, Lessee shall fail to maintain a Coverage Ratio of at least 1.25 for more than three consecutive months unless Lessee shall have cured the foregoing default pursuant to Section 15.4.

               15.2 REMEDIES. If an Event of Default shall have occurred, Lessor may, at its election, then or at any time thereafter but prior to the exercise of any option to purchase available to Lessee hereunder, pursue any one or more of the following remedies, in addition to any remedies which may be permitted by law or by other provisions of this Lease, without further notice or demand:

               (a) Without any notice or demand whatsoever, Lessor may take any one or more actions permissible at law to ensure performance by Lessee of Lessee's covenants and obligations under this Lease. In this regard, it is agreed that if Lessee abandons or vacates the Leased Property, Lessor may enter upon and take possession of such Leased Property in order to protect it from deterioration and continue to demand from Lessee the monthly rentals and other charges provided in this Lease. Lessor shall use reasonable efforts to relet but shall have no absolute obligation to relet. If Lessor relets the Leased Property, such action by Lessor shall not be deemed as an acceptance of Lessee's surrender of the Leased Property unless Lessor expressly notifies Lessee of such acceptance in writing, Lessee hereby acknowledging that Lessor shall otherwise be reletting as Lessee's agent. It is further agreed in this regard that in the event of any Event of Default described in this Article XV, Lessor shall have the right to enter upon the Leased Property and do whatever Lessee is obligated to do under the terms of this Lease. Lessee agrees to reimburse Lessor on demand for any reasonable expenses which Lessor may incur in thus effecting compliance with Lessee's obligations under this Lease, and further agrees that Lessor shall not be liable for any damages resulting to Lessee from such action, except as may result from Lessor's negligence or willful misconduct.

               (b) Lessor may terminate this Lease by written notice to Lessee, in which event Lessee shall immediately surrender the Leased Property to Lessor, and if Lessee fails to do so, Lessor may, without prejudice to any other remedy which Lessor may have for possession or arrearage in rent (including any interest which may have accrued pursuant to Section 2.3 of this Lease or otherwise), enter upon and take possession of the Leased Property and expel or remove Lessee and any other person who may be occupying said premises or any part thereof other than Tenants pursuant to Tenant Leases. In addition, Lessee agrees to pay to Lessor on demand the amount of all loss and damage which Lessor may suffer by reason of any termination effected pursuant to this subsection (b), said loss and damage to be determined, at Lessor's option, by either of the following alternative measures of damages:

                    (i) Although Lessor shall be under no absolute obligation to attempt and shall be obligated only to use reasonable efforts, to relet the Leased Property, until the Leased Property is relet Lessee shall pay to Lessor on or before the first day of each calendar month the monthly rentals and other charges provided in this Lease. After the Leased Property has been relet by Lessor, Lessee shall pay to Lessor on the 10th day of each calendar month the excess, if any, of the monthly rentals and other charges provided in this Lease for the preceding calendar month over the monthly rentals and other charges actually collected by Lessor for such month. If it is necessary for Lessor to bring suit in order to collect any deficiency, Lessor shall have a right to allow such deficiencies to accumulate and to bring an action on several or all of the accrued deficiencies at one time. Any such suit shall not prejudice in any way the right of Lessor to bring a similar action for any subsequent deficiency or deficiencies. Any amount collected by Lessor from subsequent tenants for any calendar month in excess of the monthly rentals and other charges provided in this Lease shall be credited to Lessee in reduction of Lessee's liability for any calendar month for which the amount collected by Lessor will be less than the monthly rentals and other charges provided in this Lease, but Lessee shall have no right to such excess other than the above described credit.

                    (ii) When Lessor desires, Lessor may demand a
               final settlement not to exceed the Minimum Purchase Price at the time of such final settlement. Upon demand for a final settlement, Lessor shall have a right to, and Lessee hereby agrees to pay, the difference between the total of all monthly rentals and other charges provided in this Lease for the remainder of the Term and the reasonable rental value of the Leased Property for such period (including a reasonable time to relet the Leased Property), as determined pursuant to the provisions of Article XXVIII hereof, such difference to be discounted to present value at a rate equal to the lowest rate of capitalization (highest present worth) reasonably consistent with industry standards at the time of such determination and allowed by applicable law. In the event that the final settlement equals the Minimum Purchase Price, then Lessor shall transfer the Leased Property to Lessee pursuant to the terms of Article XVII.

               The rights and remedies of Lessor hereunder are cumulative, and pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this Lease and any other remedies provided by law or equity. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such Event of Default. Exercise by Lessor of any one or more remedies shall not constitute an acceptance of surrender of the Leased Property by Lessee, it being understood that such surrender can be effected only by the prior written agreement of Lessor and Lessee.

               15.3 ADDITIONAL EXPENSES. In addition to payments required pursuant to subsections (a) and (b) of Section 15.2 above, Lessee shall compensate Lessor for all reasonable expenses incurred by Lessor in repossessing the Leased Property (including any increase in insurance premiums caused by the vacancy of the Leased Property), all reasonable expenses incurred by Lessor in reletting (including repairs, replacements, advertisements and brokerage fees), all fees and expenses incurred by Lessor as a direct or indirect result of any appropriate action by a Facility Mortgagee, any expenses of Lessor incurred for the installation of separate lines or meters for any public utilities not previously metered separately from adjacent property of Lessee and a reasonable allowance for Lessor's administrative efforts, salaries and overhead attributable directly or indirectly to Lessee's default and Lessor's pursuing the rights and remedies provided herein and under applicable law. Notwithstanding the foregoing, Lessee's obligation to compensate Lessor for the foregoing items shall be decreased by the excess of any rent received by Lessor directly from Tenants pursuant to the Tenant Leases over and above the Rent due hereunder.

               15.4 PAYMENT TO REDUCE MINIMUM RENT. In the event of the occurrence of an Event of Default pursuant to Section 15.1(g) above, Lessee may make a cash payment to Lessor to reduce the Project Amount, in which case the Minimum Rent shall be recalculated pursuant to Section 2.1(a); provided that Lessee shall make a cash payment only in an amount necessary to increase the Coverage Ratio to 1.25.

               15.5 WAIVER. If this Lease is terminated pursuant to law or the provisions of this Article XV, Lessee waives, to the extent permitted by applicable law, (a) any right of redemption, reentry or repossession and (b) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.

               15.6 APPLICATION OF FUNDS. All payments otherwise payable to Lessee which are received by Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default shall be applied to Lessee's obligations in the order which Lessor may reasonably determine or as may be prescribed by the laws of the state in which the Facility is located.

               15.7 NOTICES BY LESSOR. The provisions of this Article XV concerning notices shall be liberally construed insofar as the contents of such notices are concerned, and any such notice shall be sufficient if it shall generally apprise Lessee of the nature and approximate extent of any default.

                                      ARTICLE 16
                                LESSOR'S RIGHT TO CURE
                                ----------------------

               If Lessee, without the prior written consent of Lessor, shall fail to make any payment, or to perform any act required to be made or performed under this Lease and to cure the same within the relevant time periods provided in Section 15.1, Lessor, without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and take all such action thereon as, in Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor, together with a late charge thereon (to the extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, and all costs and expenses (including reasonable attorneys' fees and expenses, in each case, to the extent permitted by law) so incurred shall be paid by Lessee to Lessor on demand. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

                                      ARTICLE 17
                           PURCHASE OF THE LEASED PROPERTY
                           -------------------------------

               In the event Lessee purchases the Leased Property from Lessor pursuant to any of the terms of this Lease, Lessor shall, upon receipt from Lessee of the applicable purchase price (after credit for the balance of the Capital Replacement Account or the proceeds of any Taking or any casualty), together with full payment of any unpaid Rent due and payable with respect to any period ending on or before the date of the purchase and any other amounts owing to Lessor hereunder, deliver to Lessee an appropriate special warranty deed (in substantially the same form used to convey the Leased Property to Lessor) and any other documents reasonably requested by Lessee to convey the interest of Lessor in and to the Leased Property to Lessee, and such other standard documents usually and customarily prepared in connection with such transfers, free and clear of all encumbrances other than (a) those that Lessee has agreed hereunder to pay or discharge, (b) those mortgage liens, if any, which Lessee has agreed in writing to accept and to take title subject to, (c) any other Encumbrances permitted to be imposed on the Leased Property under the provisions of Article XXXII which are assumable at no cost to Lessee, and (d) any matters affecting the Leased Property on or as of the Commencement Date. The difference between the applicable purchase price and the total of the encumbrances assigned or taken subject to shall be paid in cash to Lessor, or as Lessor may direct, in federal or other immediately available funds except as otherwise mutually agreed by Lessor and Lessee. The closing of any such sale shall be contingent upon and subject to Lessee obtaining all required governmental consents and approvals for such transfer. If such sale shall fail to be consummated by reason of the inability of Lessee to obtain all such approvals and consents, any options to extend the Term which otherwise would have expired during the period from the date when Lessee elected or became obligated to purchase the Leased Property until Lessee's inability to obtain the approvals and consents is confirmed shall be deemed to remain in effect for 30 days after the end of such period. The closing with respect to any such sale shall be appropriately timed to accommodate the determination of the Minimum Purchase Price in accordance with
          Article XXVIII. All expenses of such conveyance, including the cost of title examination or standard coverage title insurance, reasonable attorneys' fees incurred by Lessor in connection with such conveyance, transfer taxes and recording fees shall be paid by Lessee.

                                      ARTICLE 18
                                     HOLDING OVER
                                     ------------

               If Lessee shall for any reason remain in possession of the Leased Property after the expiration of the Term or any earlier termination of the Term hereof, such possession shall be as a tenancy at will during which time Lessee shall pay as rental each month an amount equal to the sum of (a) 150% of the aggregate of 1/12 of the aggregate Minimum Rent payable with respect to the last complete year prior to the expiration of the Term, plus (b) all Additional Charges accruing during such month, plus (c) all other sums, if any, payable pursuant to the provisions of this Lease with respect to the Leased Property. During such period of tenancy, Lessee and Lessor shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease and to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.

                                      ARTICLE 19
                           OPTION TO PURCHASE; ABANDONMENT
                           -------------------------------

               19.1 OPTION TO PURCHASE. For the independent consideration of $10.00, receipt of which is hereby acknowledged by Lessor, Lessor hereby grants to Lessee an option to purchase the Leased Property after the fourth anniversary of the Commencement Date on the following terms and conditions. In the event that Lessor has not terminated this Lease pursuant to the provisions of Section
          15.2 or otherwise Lessee may after the fourth anniversary of the Commencement Date give notice to Lessor of Lessee's exercise of its option to purchase the Leased Property for a purchase price equal to the Minimum Purchase Price. Notwithstanding anything herein to the contrary, this Lease shall not be terminated by Lessor pursuant to the provisions of Sections 15.2 or otherwise until Lessor has provided Lessee with 21 days prior written notice of such termination. The option to purchase in this
          Section 19.1 is in addition to all other rights and options herein to purchase the Leased Property.

               19.2 DISCONTINUANCE OF OPERATIONS ON THE LEASED PROPERTY.
          If Lessee has discontinued use of the Leased Property for the Primary Intended Use for 90 consecutive days, all as set forth in an Officer's Certificate delivered to Lessor, except due to a casualty loss or with Lessor's prior written consent pursuant to
          Article IX or otherwise, Lessee, if Lessor has not terminated this Lease prior to such date as provided in Section 15.1, will offer to purchase the Leased Property for the Minimum Purchase Price on the first Payment Date occurring not less than 120 days after the date of such Officer's Certificate.

               19.3 CONVEYANCE OF LEASED PROPERTY. In the event Lessee elects to purchase the Leased Property pursuant to Sections 19.1 or 19.2, then on the first Payment Date occurring not less than 120 days (subject to extension by revision of appraisal delays, if any) after the date of the Officer's Certificate referred to in Section 19.2 or the written notice referred to in Section 19.1, Lessor shall, upon receipt from Lessee of the Minimum Purchase Price, as of the date of such purchase and all Rent and or other sums then due and payable under this Lease (excluding any installment of Minimum Rent due on such Payment Date), convey the Leased Property to Lessee on such date in accordance with the mechanism set forth in Article XVII and this Lease shall thereupon terminate as to the Leased Property.

                                      ARTICLE 20
                                       RESERVED
                                       --------

                                      ARTICLE 21
                                     RISK OF LOSS
                                     ------------

               Except as otherwise provided in this Lease, during the Term of this Lease, the risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than such consequences by Lessor and those claiming from, through or under Lessor) is assumed by Lessee and, Lessor shall in no event be answerable or accountable therefor nor shall any of the events mentioned in this Section entitle Lessee to any abatement of the Rent except as specifically provided in this Lease, unless caused by Lessor's negligence or willful misconduct.

                                      ARTICLE 22
                                   INDEMNIFICATION
                                   ---------------

               Notwithstanding the existence of any insurance or self insurance provided for in Article XII, and without regard to the policy limits of any such insurance or self insurance, Lessee will protect, indemnify, save harmless and defend Lessor from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys' fees and expenses), to the extent permitted by law, imposed upon or incurred by or asserted against Lessor by reason of: (a) any accident, injury to or death of persons or loss to property occurring on or about the Leased Property, including any claims of malpractice, (b) any use, misuse, no use, condition, maintenance or repair by Lessee of the Leased Property, (c) any Impositions (which are the obligations of Lessee to pay pursuant to the applicable provisions of this Lease), (d) any failure on the part of Lessee to perform or comply with any of the terms of this Lease, (e) the non-performance of any of the terms and provisions of any and all existing and future subleases of the Leased Property to be performed by Lessee as landlord thereunder and (f) the violation of any Hazardous Materials Law (an "Indemnified Claim"). Any amounts which become payable by Lessee under this Section shall be paid within ten days after liability therefor on the part of Lessor is finally determined by litigation or otherwise (including the expiration of any time for appeals) and, if not timely paid, shall bear interest (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. Lessee, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Lessor or may compromise or otherwise dispose of the same as Lessee sees fit. Lessor shall cooperate with Lessee in a reasonable manner to permit Lessee to satisfy Lessee's obligations hereunder, including the execution of any instruments or documents reasonably requested by Lessee. Nothing herein shall be construed as indemnifying Lessor or its agents for their own negligent acts or omissions or willful misconduct. Lessee's liability for a breach of the provisions of this Article shall survive any termination of this Lease.

               In case any Indemnified Claim is brought or threatened by any third party against Lessor hereunder, Lessor shall promptly notify Lessee in writing and Lessee shall assume defense thereof, including the employment of counsel approved in writing by such Lessor, which approval shall not be unreasonably withheld. In addition, in case Lessor shall become aware of any facts which might result in any such claim, demand or cause of action, Lessor shall promptly notify Lessee thereof in writing, who shall have the right to take such action as may be deemed reasonably appropriate to resolve such matter. Lessor shall have the right to employ separate counsel in any such third party action, but the fees and expenses of such counsel shall be at the expense of Lessor unless the employment of such counsel has been separately authorized in writing Lessee or Lessee has failed to employ counsel. Lessor shall cooperate fully in the defense any such third party claim, demand and cause of action and shall engage in no conduct prejudicial to the defense thereof. Lessee shall not be liable for any settlement of any such party claim, demand or cause of action effected without its consent, but if settled with consent of Lessee or if there shall be a final judgment for the plaintiff in any such third action, Lessee shall indemnify and hold harmless Lessor from and against any loss or liability by reason of such settlement or judgment.

                                      ARTICLE 23
                              SUBLETTING AND ASSIGNMENT
                              -------------------------

               23.1 SUBLETTING AND ASSIGNMENT. Subject to the rights of Tenants under existing Tenant Leases and subject to the provisions of Section 23.3 below and any other express conditions or limitations set forth herein, Lessee may, without the consent of Lessor, sublet all or any part of the Leased Property consistently with the Primary Intended Use. Lessor shall not unreasonably withhold its consent to any other or further subletting or assignment; provided that (a) in the case of a subletting, the sublessee shall comply with the provisions of
          Section 23.2, (b) in the case of an assignment, the assignee shall assume in writing and agree to keep and perform all of the terms of this Lease on the part of Lessee to be kept and performed and shall be and become jointly and severally liable with Lessee for the performance thereof, (c) an original counterpart of each such sublease and assignment and assumption, duly executed by Lessee and such sublessee or assignee, as the case may be, in form and substance reasonably satisfactory to Lessor, shall be delivered promptly to Lessor, and (d) in case of either an assignment or subletting, Lessee shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Lessee hereunder. In addition to Lessee's rights to sublet and assign as provided in this section above, Lessee shall also have the right (upon Lessor's prior consent, which consent shall not unreasonably be withheld) to enter into Tenant Leases which extend beyond the Term of this Lease. To the extent that any such Tenant Leases extend beyond the Term of this Lease, Lessor shall receive the rents from, and be responsible for any obligations on the part of the landlord or lessor under such Tenant Leases. Any and all such Tenant Leases shall, to the extent applicable, be subject to the provisions of this Section and Section 23.2.

               23.2 NON-DISTURBANCE, SUBORDINATION AND ATTORNMENT. Except for existing Tenant Leases, Lessee shall insert in each sublease permitted under Section 23.1 provisions to the effect that (a) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder,
          (b) in the event this Lease shall terminate before the expiration of such sublease, the sublessee thereunder will, at Lessor's option, attorn to Lessor and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder as a result of the termination of this Lease and (c) in the event the sublessee receives a written notice from Lessor or Lessor's assignees, if any, stating that Lessee is in default under this Lease, the sublessee, shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such notice, or as such party may direct. All rentals received from the sublessee by Lessor or Lessor's assignees, if any, shall be credited against amounts owing by Lessee under this Lease. Lessor agrees that notwithstanding any default, termination, expiration, sale, entry or other act or omission of Lessee pursuant to the terms of this Lease, or at law or in equity, Tenant's possession shall not be disturbed unless such possession may otherwise be terminated pursuant to the terms of the applicable Tenant Lease. Lessor hereby agrees, upon Lessee's request, to execute a nondisturbance agreement in favor of any Tenant or in favor of any sublessee under any sublease permitted under Section 23.1 above; provided that the Tenant or any such sublessee has acknowledged all of the foregoing provisions and executed all documents required by this Section 23.2.

                                      ARTICLE 24
                   OFFICER'S CERTIFICATES AND FINANCIAL STATEMENTS
                   -----------------------------------------------

               24.1 ESTOPPEL CERTIFICATE. At any time and from time to time within 20 days following written request by Lessor, Lessee will furnish to Lessor an Officer's Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications, or such other facts and circumstances relating to the effect of this Lease as may be applicable) and the dates to which the Rent has been paid. Any such Officer's Certificate furnished pursuant to this Article may be relied upon by Lessor, any prospective purchaser of the Leased Property and any third parties who have an interest in the Leased Property, including any Lender or professional advisor of Lessor.

               24.2 FINANCIAL STATEMENTS AND CERTIFICATES. Lessee will furnish the following statements to Lessor; provided that Lessor shall keep confidential items furnished by Lessee which are not generally available to the public:

                    (i) within 120 days after the end of each Fiscal Years (A) a copy of the Consolidated Financial Statements for such Fiscal Year; (B) an Officer's Certificate stating (x) that no Event of Default, or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing and has not been waived, or, if there shall have occurred and be continuing such an Event of Default, specifying the nature thereof and the steps being taken to remedy the same, and (y) that to the best of the signer's knowledge and belief, Lessee is not in default in the performance or observance of any of the terms of any loans or credit facilities which by their terms would permit an outstanding balance equal to or greater than $5,000,000.00 in the aggregate, which default would permit the holder thereof to accelerate its stated maturity; (C) a current rent or lease roll for the Leased Property setting forth rental information in reasonable detail regarding all of the Tenants and Tenant Leases, including any space utilized by Lessee;
               (D) a statement of revenues and expenses of the Leased Property for the prior twelve-month period in detail reasonably satisfactory to Lessor; and (E) an Officer's Certificate specifying in detail reasonably satisfactory to Lessor, the compliance of Lessee and the Leased Property with Sections 15.1(f) and 15.1(g);

                    (ii) within 45 days after the end of each of the
               first three quarterly periods of each Fiscal Year, Consolidated Financial Statements as of the end of each such period, which statements may be internal statements and need not be audited; and

                    (iii) with reasonable promptness, such other information respecting the financial condition, affairs and properties of Lessee as Lessor may reasonably request from time to time.

                                      ARTICLE 25
                                      INSPECTION
                                      ----------

               Lessee shall permit Lessor and its authorized representatives to inspect the Leased Property during usual business hours subject to any security, health, safety or confidentiality requirements of Lessee, the rights of the Tenants, any Insurance Requirements relating to the Leased Property, or any other restrictions imposed by law or applicable regulations.

                                      ARTICLE 26
                                   QUIET ENJOYMENT
                                   ----------------

               So long as Lessee shall pay all Rent as the same becomes due and shall fully comply with all of the terms of this Lease and fully perform its obligations hereunder, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term hereof, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all liens and encumbrances of record as of the date hereof or hereafter consented to by Lessee. No failure by Lessor to comply with the foregoing covenant shall give Lessee any right to cancel or terminate this Lease, or to fail to pay any other sum payable under this Lease, or to fail to perform any other obligation of Lessee hereunder. Notwithstanding the foregoing, Lessee shall have the right by separate and independent action to pursue any claim or seek any damages it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Article.

                                      ARTICLE 27
                                       NOTICES
                                       -------

               Any notices, demands, approvals and other communications provided for in this Lease shall be in writing and shall be delivered by telephonic facsimile, overnight air courier, personal delivery or registered or certified U.S. Mail with return receipt requested, postage paid, to the appropriate party at its address as follows:

                    If to Lessor:

                    CAPSTONE CAPITAL CORPORATION
                    1000 Urban Center Drive, Suite 630
                    Birmingham, Alabama  35242
                    Attention:  Mr. John W. McRoberts
                    Telephone:  (205) 967-2092
                    Telecopy:  (205) 967-9066

                    with a copy to:

                    Thomas A. Ansley, Esq.
                    Sirote & Permutt, P. C.
                    2222 Arlington Avenue
                    Birmingham, Alabama  35205
                    Telephone:  (205) 930-5300
                    Telecopy:  (205) 930-5301

                    If to Lessee:

                    GRAND COURT LIFESTYLES, INC.
                    One Executive Drive
                    Fort Lee, New Jersey  07024
                    Attention:  Mr. Paul Jawin
                    Telephone:  (201) 947-7322
                    Telecopy:  (201) 947-6663

                    with a copy to:

                    Robert W. Strauss, Esq.
                    Strasburger & Price, L.L.P.
                    901 Main Street, Suite 4300
                    Dallas, Texas  75202
                    Telephone:  (214) 651-4629
                    Telecopy:  (214) 651-4330

               Addresses for notice may be changed from time to time by written notice to all other parties. Any communication given by mail will be effective (i) upon the earlier of (a) three business days following deposit in a post office or other official depository under the care and custody of the United States Postal Service or (b) actual receipt, as indicated by the return receipt; (ii) if given by telephone facsimile, when sent; and
          (iii) if given by personal delivery or by overnight air courier, when delivered to the appropriate address set forth.

                                      ARTICLE 28
                                      APPRAISAL
                                      ---------

               In the event that it becomes necessary to determine the Minimum Purchase Price or the Fair Market Rental Value of the Leased Property, the Replacement Value for the Leased Improvements or the Fair Market Value of the Land for any purpose of this Lease, the party required or permitted to give notice of such required determination shall include in the notice the name of a person selected to act as an appraiser on its behalf.
          Within ten days after receipt of any such notice, Lessor (or Lessee, as the case may be) shall by notice to Lessee (or Lessor, as the case may be) appoint a second person as an appraiser on its behalf. The appraisers thus appointed (each of whom must be a member of the American Institute of Real Estate Appraisers or any successor organization thereto) shall, within 45 days after the date of the notice appointing the first appraiser, proceed to appraise the appropriate property interest to determine any of the foregoing values as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided that if only one appraiser shall have been so appointed, or if two appraisers shall have been so appointed but only one such appraiser shall have made such determination within 50 days after the making of Lessee's or Lessor's request, then the determination of such appraiser shall be final and binding upon the parties. If two appraisers shall have been appointed and shall have made their determinations within the respective requisite periods set forth above and if the difference between the amounts so determined shall not exceed ten percent of the lesser of such amounts, then the relevant value shall be an amount equal to 50% of the sum of the amounts so determined. If the difference between the amounts so determined shall exceed 10% of the lesser of such amounts, then such two appraisers shall have 20 days to appoint a third appraiser, but if such appraisers fail to do so, then either party may request the American Arbitration Association or any successor organization thereto to appoint an appraiser within 20 days of such request, and both parties shall be bound by any appointment so made within such 20-day period. If no such appraiser shall have been appointed within such 20 days or within 90 days of the original request for a determination of any such value, whichever is earlier, either Lessor or Lessee may apply to any court having jurisdiction to have appointment made by such court. Any appraiser appointed, by the American Arbitration Association or by such court, shall be instructed to determine the relevant value within 30 days after appointment of such appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determinations of the other two appraisers shall be excluded, and 50% of the sum of the remaining two determinations shall be final and binding upon Lessor and Lessee as the relevant value. However, in the event that following the appraisal performed by said third appraiser, the dollar amount of two of such appraisals are higher and lower, respectively, than the dollar amount of the remaining appraisal in equal degrees, the determinations of both the highest and lowest appraisal, respectively, shall be rejected and the determination of the remaining appraisal shall be final and binding upon Lessor and Lessee as the relevant value. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Lessee shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other costs and expenses incurred in connection with each appraisal.


                                      ARTICLE 29
                                   PURCHASE RIGHTS
                                   ---------------

               29.1 FIRST REFUSAL TO PURCHASE. During the Term hereof (provided that no Event of Default has occurred and is continuing), Lessee shall have a first refusal option to purchase the Leased Property upon the same terms and conditions as Lessor, or its successors and assigns, shall propose to sell the Leased Property, or shall have received an offer from a third party to purchase the Leased Property, which Lessor intends to accept (or has accepted subject to Lessee's right of first refusal granted herein). If, during the Term, Lessor receives such an offer or reaches such agreement with a third party or proposes to offer the Leased Property for sale, Lessor shall promptly notify Lessee of the purchase price and all other material terms and conditions of such agreement or proposed sale together with a copy of such offer, and Lessee shall have 30 days after receipt of such notice from Lessor within which time to exercise Lessee's option to purchase. If Lessee exercises its option, then such purchase shall be consummated within the time set forth in the third-party offer and in accordance with the provisions of Article XVII hereof to the extent not inconsistent herewith. If Lessee does not exercise Lessee's option to purchase within said 30-day period after receipt of said notice from Lessor, Lessor shall be free for a period of 90 days after the expiration of said 30-day period to sell the Leased Property to the third party at the price and terms set forth in such offer. Whether or not such sale is consummated, all the terms and conditions of this Lease shall survive and Lessee shall be entitled to exercise its right of first refusal as provided in this section, as to any subsequent sale of the Leased Property during the Term of this Lease.

               29.2 NEGATIVE PLEDGE. Lessee shall not, and shall not permit any of its Affiliates to, create, incur, permit or suffer to exist any lien upon the Lessee's Personal Property or the Leased Property now owned or hereafter acquired, except for the Permitted Liens.

                                      ARTICLE 30
                                  DEFAULT BY LESSOR
                                  -----------------

               30.1 DEFAULT BY LESSOR. Lessor shall be in default of its obligations under this Lease if Lessor shall fail to observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure shall continue for a period of 30 days after written notice thereof is received by Lessor, unless such failure cannot with due diligence be cured within a period of 30 days, in which case such failure shall not be deemed to continue if Lessor, within said 30-day period, proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof. The time within which Lessor shall be obligated to cure any such failure shall also be subject to extension of time due to the occurrence of any Unavoidable Delay. In the event Lessor fails to cure any such default, Lessee, without waiving or releasing any obligations hereunder, and in addition to all other remedies available to Lessee hereunder or at law or in equity, may purchase the Leased Property from Lessor for a purchase price equal to the Minimum Purchase Price minus an amount equal to any damage suffered by Lessee by reason of such default. In the event Lessee elects to purchase the Leased Property, it shall deliver a notice thereof to Lessor specifying a Payment Date occurring no less than 90 days subsequent to the date of such notice on which it shall purchase the Leased Property, and the same shall be thereupon conveyed in accordance with the provisions of Article XVII. Any sums owed Lessee by Lessor hereunder shall bear interest at the Overdue Rate from the date due and payable until the date paid.

               30.2 LESSEE'S RIGHT TO CURE.  Subject to the provisions of
          Section 30.1, if Lessor shall breach any covenant to be performed by it under this Lease, Lessee, after giving notice to and demand upon Lessor in accordance with Section 30.1, without waiving or releasing any obligation of Lessor hereunder, and in addition to all other remedies available hereunder and at law or in equity to Lessee, Lessee may (but shall be under no obligation at any time thereafter to) make such payment or perform such act for the account and at the expense of Lessor. All sums so paid by Lessee and all costs and expenses (including reasonable attorneys' fees) so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessee, shall be paid by Lessor to Lessee on demand or set off against the Rent. The rights of Lessee hereunder to cure and to secure payment from Lessor in accordance with this Section 30.2 shall survive the termination of this Lease.

                                      ARTICLE 31
                                       RESERVED
                                       --------

                                      ARTICLE 32
                           FINANCING OF THE LEASED PROPERTY
                          ---------------------------------

               Lessor agrees that it will not grant or create any mortgage, deed of trust, lien, encumbrance or other title retention agreement upon the Leased Property to secure any indebtedness of Lessor (an "Encumbrance"), unless each holder of such an Encumbrance agrees (a) as a condition of the effectiveness of such notice to Lessor, to give Lessee the same notice, if any, given to Lessor of any default or acceleration of any obligation underlying any such Encumbrance or any sale in foreclosure of such Encumbrance, (b) to permit Lessee to appear with its representatives and to bid at any public foreclosure sale with respect to any such Encumbrance, (c) agrees to release the Leased Property from the Encumbrance upon the exercise by Lessee of a right to purchase contained in this Lease and the payment by Lessee of the applicable purchase price, and (d) enters into an agreement with Lessee containing the provisions described in
          Article XXXIII of this Lease. Lessee agrees to execute and deliver to Lessor or the holder of an Encumbrance any written agreement required by this Article within ten days of written request thereof by Lessor or the holder of an Encumbrance.

                                      ARTICLE 33
                    SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE
                    ---------------------------------------------

               At the request from time to time by one or more holders of an Encumbrance that may hereafter be placed upon the Leased Property or any part thereof, and any and all renewals, replacements, modifications, consolidations, spreaders and extensions thereof, Lessee will subordinate this Lease and all of Lessee's rights and estate hereunder to each such Encumbrance and will attorn to and recognize such holder (or the purchaser at any foreclosure sale or any sale under a power of sale contained in any such Encumbrance or a holder by a deed in lieu of foreclosure, as the case may be) as Lessor under this Lease for the balance of the Term then remaining, subject to all of the terms and provisions of this Lease; provided that each such holder simultaneously with or prior to recording any such Encumbrance executes and delivers a written agreement in recordable form (a) consenting to this Lease and agreeing that, notwithstanding any such other lease, mortgage, deed of trust, right, title or interest, or any default, expiration, termination, foreclosure, sale, entry or other act or omission under, pursuant to or affecting any of the foregoing, Lessee shall not be disturbed in peaceful enjoyment of the Leased Property nor shall this Lease be terminated or canceled at any time, except in the event Lessor shall have the right to terminate this Lease under the terms and provisions expressly set forth herein; (b) agreeing that it will be bound by all the terms of this Lease, perform and observe all of Lessor's obligations set forth herein; (c) agreeing that all proceeds of the casualty insurance described in Article XIII of this Lease and all Awards described in Article XIV will be made available to Lessor and Lessee for restoration of the Leased Property as and to the extent required by this Lease, subject only to reasonable regulation regarding the manner of disbursement and application thereof; and (d) agreeing that Lessee shall not be required to pay amounts to comply with any insurance requirements of such Facility Mortgagee in excess of the amounts necessary to satisfy the insurance requirements set forth in this Lease. Lessee agrees to execute and deliver to Lessor or the holder of an Encumbrance any written agreement required by this Article within ten days of written request thereof by Lessor or the holder of an Encumbrance. Lessee agrees to execute at the request from time to time of Lessor or an institutional investor a certificate setting forth any defaults of Lessor hereunder and the dates through which Rent has been paid and such other matters as may be reasonably requested.

                                      ARTICLE 34
                                    EXTENDED TERMS
                                    --------------

               If no Event of Default shall have occurred and be continuing, Lessee is hereby granted the right to extend the Term of this Lease for three consecutive five-year periods ("Extended Term") for a maximum possible Term of 30 years, by giving written notice to Lessor of each such extension at least 180 days, but not more than 270 days, prior to the expiration of the then-current Term; subject, however, to the provisions of Section 13.7 hereof; provided that this Lease may not be extended unless all of the Affiliated Leases are extended by Lessee and its Affiliates. Lessee may not exercise its option for more than one Extended Term at a time. During each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Minimum Rent for and during each of the Extended Terms shall be the greater of (i) the Fair Market Rental Value on the first day of such Extended Term or (ii) the Minimum Rent in effect immediately prior to the first day of such Extended Term. In any event, the Minimum Rent shall continue to be increased throughout the Extended Terms in accordance with the provisions of Section 2.1(b) hereof.

                                      ARTICLE 35
                                    MISCELLANEOUS
                                    -------------

               35.1 NO WAIVER. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of the Rent during the continuance of any such breach, shall constitute a waiver of any such breach or any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

               35.2 REMEDIES CUMULATIVE. To the extent permitted by law, each legal, equitable or contractual right, power and remedy of Lessor or Lessee now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor or Lessee of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor or Lessee of any or all of such other rights, powers and remedies.

               35.3 SURRENDER. No surrender to Lessor of this Lease or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

               35.4 NO MERGER OF TITLE. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same person, firm, corporation or other entity may acquire, own or hold, directly or indirectly, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (b) the fee estate in the Leased Property.

               35.5 TRANSFERS BY LESSOR. If Lessor or any successor owner of the Leased Property shall convey the Leased Property in accordance with the terms hereof, other than as security for a debt, the grantee or transferee of the Leased Property shall expressly assume all obligations of Lessor hereunder arising or accruing from and after the date of such conveyance or transfer, and shall be reasonably capable of performing the obligations of Lessor hereunder and Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer and all such future liabilities and obligations shall thereupon be binding upon the new owner.

               35.6 GENERAL. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities of, Lessee and Lessor against the other arising out of or relating to this Lease and arising prior to any date of termination of this Lease shall survive such termination. If any term or provision of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any late charges provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing and in recordable form signed by Lessor and Lessee. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Lease shall be governed by and construed in accordance with the laws of state where the Leased Property is located, but not including its conflict of laws rules. This Lease may be executed in one or more counterparts, each of which shall be an original but, when taken together, shall constitute but one document.

               35.7 MEMORANDUM OF LEASE. Lessor and Lessee shall upon execution hereof enter into a short form memorandum of this Lease in form suitable for recording under the laws of the state in which the Leased Property is located in which reference to this Lease, and all options contained herein, shall be made.

               35.8 TRANSFER OF LICENSES. Upon the expiration or earlier termination of the Term, Lessee shall take all reasonable action necessary to effect or useful in effecting, if permissible, the transfer to Lessor or Lessor's nominee of all licenses, operating permits and other governmental authorizations and all service contracts which may be necessary or useful in the operation of the Facility and which relate exclusively to the Facility which have not previously been transferred or assigned to Lessor.

                                      ARTICLE 36
                                  GLOSSARY OF TERMS
                                  -----------------

               36.1 For purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in this Article XXXVI have the meanings assigned to them in this Article XXXVI and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as at the time applicable, (c) all references in this Lease to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease, and (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision, (e) the word "including" shall mean "including without limitation," and (f) all consents required of Lessor hereunder shall be in Lessor's sole and absolute discretion, unless otherwise specifically set forth herein. For purposes of this Lease, the following terms shall have the meanings indicated:

               "Additional Charges" has the meaning set forth in Section
          2.3 hereof together with any other items specifically included as "Additional Charges" in this Agreement.

               "Adjustment Date" has the meaning set forth in Section 2.1(b) hereof.

               "Affiliate", when used with respect to Lessee, means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with Lessee, as the case may be. For the purposes of this definition, "control", as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests.

               "Affiliated Leases" has the meaning set forth in Section
          15.1(a).

               "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation.

               "Base Amount" means the sum of (A) the Project Amount, plus
                                                                      ----
          (B) the sum of all Capital Addition Costs relating to the Leased Property paid for or financed by Lessor which as of the date of purchase of the Leased Property by Lessee have not been repaid by Lessee.

               "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which national banks in the City of Birmingham, Alabama are closed.

               "Capital Additions" means one or more new buildings or one or more additional structures annexed to any portion of any of the Leased Improvements, which are constructed on any parcel or portion of the Land during the Term, including the construction of a new wing or new story, or the rebuilding of the existing Leased Improvements or any portion thereof not normal, ordinary or recurring to maintain the Leased Property, excluding, however, any construction governed by the provisions of Article XIII.

               "Capital Addition Cost" means the cost of any Capital Additions made by Lessee whether paid for by Lessee or Lessor. Such cost shall include and be limited to (a) the cost of construction of the Capital Additions, including site preparation and improvement, materials, labor, supervision and certain related design, engineering and architectural services and the cost of any fixtures, construction financing and miscellaneous items approved in writing by Lessor, (b) if agreed to by Lessor in writing in advance, the cost of any land contiguous to the Leased Property purchased for the purpose of placing thereon the Capital Additions or any portion thereof or for providing means of access thereto, or parking facilities therefor, including the cost of surveying the same, (c) the cost of insurance, real estate taxes, water and sewage charges and other carrying charges for such Capital Additions during construction, (d) the cost of title insurance, (e) reasonable fees and expenses of legal counsel and accountants, (f) filing, registration and recording taxes and fees, (g) documentary stamp taxes, if any, (h) environmental assessments and boundary surveys and (i) all reasonable costs and expenses of Lessor and any Lending Institution which has committed to finance the Capital Additions, including, (A) the reasonable fees and expenses of their respective legal counsel, (B) all printing expenses, (C) the amount of any filing, registration and recording taxes and fees,
          (D) documentary stamp taxes, if any, (E) title insurance charges, appraisal fees, if any, (F) rating agency fees, if any, and (G) commitment fees, if any, charged by any Lending Institution advancing or offering to advance any portion of the financing for such Capital Additions.

               "Capital Replacement Account" has the meaning set forth in
          Section 2.1(c).

               "Charge" has the meaning set forth in Article XI hereof.

               "Code" means the Internal Revenue Code of 1986, as amended.

               "Commencement Date" has the meaning set forth in Article I.

               "Condemnation" means the transfer of all or any part of the Leased Property as a result of (i) the exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor or (ii) a voluntary sale or transfer by Lessor to any Condemnor, either under threat of Condemnation or while legal proceedings for Condemnation are pending.

               "Condemnor" means any public or quasi-public authority, or private corporation or individual, having the power of Condemnation.

               "Consolidated Financial Statements" means for any fiscal year or other accounting period for Developer and its respective consolidated Affiliates, including Lessee, audited statements of earnings and retained earnings and of changes in financial position for such period and for the period from the beginning of the respective fiscal year of Developer to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year of Developer, and prepared in accordance with generally accepted accounting principles consistently applied, except as noted.

               "Consolidated Net Worth" means at any time, the sum of the following for Developer and its consolidated Affiliates, including Lessee, on a consolidated basis determined in accordance with generally accepted accounting principles:

                    (a) the amount of capital or stated capital (after deducting the cost of any treasury shares or like interests), plus

                    (b) the amount of capital surplus and retained earnings (or, in the case of a capital surplus or retained earnings deficit, minus the amount of such deficit), minus

                    (c) the sum of the following (without duplication of deductions in respect of items already deducted in arriving at capital surplus and retained earnings): (i) unamortized debt discount and expense; (ii) any write-up in book value of assets resulting from a revaluation thereof subsequent to the most recent Consolidated Financial Statement prior to the date thereof, except any net write-up in value of foreign currency; (iii) any write-up resulting from a reversal of a reserve for bad debts or depreciation; and
               (iv) any write-up resulting from a change in methods of accounting for inventory.

               "Coverage Ratio" means EBITDAR for the Leased Property for the previous three months, times four divided by the Minimum Rent due for the next-succeeding twelve-month period.

               "Credit Enhancements" means all cash collateral, security deposits, security interests, letters of credit, pledges, prepaid rent or other sums, deposits or interests held by Lessee, if any, to secure obligations with respect to the Leased Property, the Tenant Leases or the Tenants.

               "Date of Taking" means the date the Condemnor has the right to possession of the property being condemned.

               "Development Agreement" has the meaning set forth in Article
          I.

               "EBITDAR" means, for any period, the sum of (i) the income (or deficit) from the Leased Property before provision of income taxes for such period, plus (ii) the interest charges paid or
                                 ----
          accrued during such period (including imputed interest on capital lease obligations, but excluding amortization of debt discount and expense), plus (iii) all amounts in respect of depreciation
                        ----
          and amortization for such period, plus (iv) the Minimum Rent for
                                            ----
          such period.

               "Encumbrance" has the meaning set forth in Article XXXII.

               "Event of Default" has the meaning set forth in Section
          15.1.

               "Extended Term" has the meaning set forth in Section XXXIV.

               "Facility" means the __________ square foot assisted and independent living facility and related parking areas to be operated on the Leased Property.

               "Facility Mortgage" has the meaning set forth in Section
          12.1.

               "Facility Mortgagee" has the meaning set forth in Section
          12.1.

               "Fair Market Rental Value" means the fair market rental value of the Leased Property (a) assuming the same is unencumbered by this Lease, (b) determined in accordance with the appraisal procedures set forth in Article XXVIII or in such other manner as shall be mutually acceptable to Lessor and Lessee, and
          (c) not taking into account any reduction in value resulting from an indebtedness to which the Leased Property may be subject.

               "Fair Market Value" means the fair market value of the Land
          (a) assuming the same is unencumbered by this Lease, (b) determined in accordance with the appraisal procedures set forth in Article XXVIII or in such other manner as shall be mutually acceptable to Lessor and Lessee, and (c) not taking into account any reduction in value resulting from any Encumbrance which Lessee or Lessor is otherwise required to remove pursuant to any provision of this Lease or agrees to remove at or prior to the closing of the transaction for which such Fair Market Value determination is being made.

               "Fiscal Year" means the twelve-month period from February 1 to January 31.

               "Fixtures" has the meaning set forth in Article I.

               "Full Replacement Cost" has the meaning set forth in Section
          12.2.

               "Hazardous Materials" means any substance, including asbestos or any substance containing asbestos, the group of organic compounds known as polychlorinated biphenyls, flammable explosives, radioactive materials, medical waste, chemicals, pollutants, effluents, contaminants, emissions or any other related materials and items included in the definition of hazardous or toxic wastes, materials or substances under any Hazardous Materials Law.

               "Hazardous Materials Law" means any law, regulation or ordinance relating to environmental conditions, medical waste and industrial hygiene, including the Resource Conservation and Recovery Act of 1976 ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Hazardous Materials Transportation Act, the Federal Water Pollution Control Act, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Safe Drinking Water Act, the Atomic Energy Act and all similar federal, state and local environmental statutes and ordinances, whether heretofore or hereafter enacted or effective and all regulations, orders, or decrees heretofore or hereafter promulgated thereunder.

               "Impositions" means, collectively, all taxes relating to the Leased Property, including all ad valorem, sales and use, gross receipts, action, privilege, rent (with respect to the Tenant Leases) or similar taxes, assessments (including all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), water, sewer or other rents and charges, excises, tax levies, fees (including license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property and/or the Rent (including all interest and penalties thereon due to any failure in payment by Lessee), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (a) Lessor or Lessor's interest in the Leased Property, (b) the Rent, the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, sales from, or activity conducted on, or in connection with, the Leased Property or the Tenant Leases or use of the Leased Property or any part thereof; provided that nothing contained in this Lease shall be construed to require Lessee to pay (1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor, (2) any transfer or net revenue tax of Lessor, (3) any tax imposed with respect to the sale, exchange or other disposition by Lessor of any portion of the Leased Property or the proceeds thereof, or
          (4) except as expressly provided elsewhere in this Lease, any principal or interest on any Encumbrance on the Leased Property, except to the extent that any tax, assessment, tax levy or charge which Lessee is obligated to pay pursuant to this definition and which is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (1), (2) or (3) is levied, assessed or imposed expressly in lieu thereof.

               "Initial Term" has the meaning set forth in Article I.

               "Insurance Requirements" means all terms of any insurance policy required by this Lease and all requirements of the issuer of any such policy.

               "Land" has the meaning set forth in Article I.

               "Lease" means this Lease.

               "Lease Amendment" has the meaning set forth in Section
          9.3(b)(iv).

               "Lease Assignment" means that certain Assignment of Rents and Leases, substantially in the form attached hereto as Exhibit
                                                                   -------
          F, to be dated on or about the date hereof executed by Lessee to
          -
          Lessor, pursuant to the terms of which Lessee assigns to Lessor each of the Tenant Leases and Credit Enhancements, if any, as security for the obligations of Lessee under this Lease, and any other obligations of Lessee, or any Affiliate of Lessee to Lessor.

               "Leased Improvements" and "Leased Property" have the meanings set forth in Article I.

               "Legal Requirements" means all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Leased Property or the construction, use or alteration thereof, whether now or hereafter enacted and in force, including any which may (a) require repairs, modifications or alterations of or to the Leased Property, or (b) in any way adversely affect the use and enjoyment thereof, and all permits, licenses, authorizations and regulations relating thereto, and all covenants, agreements, actions and encumbrances contained in any instruments, either of record or known to Lessee (other than encumbrances created by Lessor without the consent of Lessee), at any time in force affecting the Leased Property.

               "Lending Institution" means any insurance company, federally insured commercial or savings bank, national banking association, savings and loan association, employees' welfare, pension or retirement fund or system, corporate profit-sharing or pension plan, college or university, or real estate investment company including any corporation qualified to be treated for federal tax purposes as a real estate investment trust having a net worth of at least $50,000,000.

               "Lessee" means GRAND COURT LIFESTYLES, INC., a Delaware corporation, its successors and assigns.

               "Lessor" means CAPSTONE CAPITAL CORPORATION, a Maryland corporation, and its successors and assigns.

               "Minimum Purchase Price" means the greater of (i) the Replacement Value of the Leased Improvements plus the Fair Market Value of the Land at the time of any purchase hereunder by Lessee or (ii) the Option Amount.

               "Minimum Rent" has the meaning set forth in Section 2.1(a).

               "Officer's Certificate" means a certificate of Lessee signed by the Chairman of the Board of Directors, the President, any Vice President or another officer authorized to so sign by the Board of Directors or By-Laws of Lessee, or any other person whose power and authority to act has been authorized by delegation in writing by any of the persons holding the foregoing offices.

               "Option Amount" means the sum of (i) Base Amount plus
          (ii) the Base Amount times the Option Factor.

               "Option Factor" means .20 on the fourth anniversary of the Commencement Date, which Option Factor shall decline by .02 on each anniversary of the Commencement Date thereafter; provided that the Option Factor shall never fall below .10 throughout the Term.

               "Ordinary Course of Business" means the ordinary course of business for Lessee consistent with past custom and practice (including quantity and frequency).

               "Overdue Rate" means as of any date, a rate per annum equal to the Prime Rate as of such date, plus two percent, but in no event greater than the maximum rate then permitted under applicable law.

               "Payment Date" means any due date for the payment of the installments of Minimum Rent under this Lease.

               "Permitted Exceptions" has the meaning set forth in Article
          I.

               "Permitted Liens" means (i) liens described on Exhibit D
                                                              ---------
          attached hereto, (ii) pledges or deposits made to secure payments of worker's compensation insurance (or to participate in any fund in connection with worker's compensation insurance), unemployment insurance, pensions or social security programs, (iii) liens imposed by mandatory provisions of law such as for materialmen, mechanics, warehousemen and other like liens arising in the Ordinary Course of Business, securing indebtedness whose payment is not yet due and payable, (iv) liens for taxes, assessments and governmental charges or levies if the same are not yet due and payable or if the same are being contested in good faith and as to which adequate cash reserves have been provided, (v) liens arising from good faith deposits in connection with tenders, leases, real estate bids or contracts (other than contracts involving the borrowing of money), pledges or deposits to secure public or statutory obligations and deposits to secure (or in lieu of) surety, stay, appeal or customs bonds and deposits to secure the payment of taxes, assessments, duties or other similar charges, (vi) liens to secure purchase money indebtedness, so long as the indebtedness incurred to purchase the new asset is secured only by such asset, or (vii) encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property; provided that such items do not impair the use of such property for the purposes intended, none of which is violated by existing or proposed structures or land use.

               "Person" means a natural person, corporation, partnership, trust, association, limited liability company or other entity.

               "Personal Property" means the personal property specifically set forth on Exhibit E attached hereto, together with all
                       ---------
          additions, substitutions and replacements thereof, necessary or appropriate for the use and operation of the Leased Property for its Primary Intended Use.

               "Primary Intended Use" has the meaning set forth in Section
          6.2(a).

               "Prime Rate" means the annual rate reported by The Wall Street Journal, Eastern Edition (or, if The Wall Street Journal shall no longer be published or shall cease to report such rates, then a publication or journal generally acceptable in the financial industry as authoritative evidence of prevailing commercial lending rates) from time to time as being the prevailing prime rate (or, if more than one such rate shall be published in any given edition, the arithmetic mean of such rates). The prime rate is an index rate used by The Wall Street Journal to report prevailing lending rates and may not necessarily be its most favorable lending rate available. Any change in the Prime Rate hereunder shall take effect on the effective date of such change in the prime rate as reported by The Wall Street Journal, without notice to Lessee or any other action by Lessor. Interest shall be computed on the basis that each year contains 360 days, by multiplying the principal amount by the per annum rate set forth above, dividing the product so obtained by 360, and multiplying the quotient thereof by the actual number of days elapsed.

               "Project Amount" means, to the extent not reimbursed by Lessee, the Purchase Price plus the total additional amount disbursed by Lessor or one of its Affiliates to Lessee or set aside pursuant to Article 5 of the Development Agreement for the construction and development of the Leased Improvements pursuant to the Development Agreement, as the same may be adjusted pursuant to Section 5.10 of the Development Agreement, and
          Section 5.4 of this Agreement.

               "Purchase Price" means the sum of the purchase price Lessor paid for the Land plus all expenses and fees incurred by Lessor in connection therewith.

               "Rent" means, collectively, the Minimum Rent and the Additional Charges.

               "Replacement Value" means the fair market value of the Leased Improvements determined solely on the basis of replacement cost of the Leased Improvements in accordance with the appraisal procedures set forth in Article XXVIII or in such other manner as shall be mutually acceptable to Lessor and Lessee.

               "Request" has the meaning set forth in Section 9.3(a).

               "Taking" means a taking or voluntary conveyance during the Term hereof of all or part of the Leased Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of any Condemnation or other eminent domain proceeding affecting the Leased Property whether or not the same shall have actually been commenced.

               "Tenant" means the lessees or tenants under the Tenant Leases, if any.

               "Tenant Leases" means all leases, subleases, assignments and other rental agreements (written or verbal, now or hereafter in effect), that grant a possessory interest in and to any of the Units and all Credit Enhancements, if any, held in connection therewith.

               "Term" means the Initial Term and any Extended Term as to which Lessee has exercised its options to extend contained in
          Article XXXIV hereof unless earlier terminated pursuant to the provisions hereof.

               "Treasury Yield" means as of any date the weekly average yield on United States Treasury Securities - Constant Maturity Series issued by the United States Government for a term of ten years, as most recently published by the Federal Reserve Board in Federal Reserve Statistical Release H.15(519). If, with respect to the Treasury Yield, Lessor shall determine that the sale of Treasury Securities by the United States Government has been suspended, or Treasury Securities are not being offered for sale, or the weekly average yield is no longer printed by the Federal Reserve Board in Federal Reserve Statistical Release H.15(519) or for any other reason Lessor is not able to obtain a quotation from the Federal Reserve for the sale of such Treasury Securities, then Lessor shall forthwith give notice to Lessee and advise Lessee of a new index for determining the interest rate to be used in connection with this Agreement, which rate, in the good faith judgment of Lessor, shall be substantially equivalent to the Treasury Yield.

               "Unavoidable Delays" means delays due to strikes, lockouts, inability to procure materials after the exercise of reasonable efforts, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of either party hereto unless such lack of funds is caused by the failure of the other party hereto to perform any obligations of such other party under this Lease.

               "Unsuitable for Its Primary Intended Use" as used anywhere in this Lease, shall mean that, by reason of damage or destruction, or a partial Taking, in the good faith judgment of Lessee, reasonably exercised, the Facility cannot be profitably operated for its Primary Intended Use, taking into account, among other relevant factors, the number of usable Units and the number of Tenants affected by such damage or destruction or partial Taking.

               "Units" means the individual assisted and independent living units within the Leased Property.

               IN WITNESS WHEREOF, the parties have caused this Lease to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized as of the date first written above.

                                             LESSOR

                                             CAPSTONE CAPITAL CORPORATION
                                             a Maryland corporation


                                             By____________________________

                                             Its___________________________


                                             LESSEE

                                             GRAND COURT LIFESTYLES, INC.
                                             a Delaware corporation


                                             By____________________________

                                             Its___________________________

                                      EXHIBIT A

                                 PROPERTY DESCRIPTION

                                      EXHIBIT B

                                 PERMITTED EXCEPTIONS

                                      EXHIBIT C

                         SCHEDULE OF CONTRIBUTIONS BY LESSEE
                            TO CAPITAL REPLACEMENT ACCOUNT


               Lessee shall fund the Capital Replacement Account on annual basis at the rate of $75.00 per Unit per year, such payment to increase by $25.00 per Unit per year up to a maximum of $250.00 per Unit per year, commencing with the first payment on the first anniversary of the Commencement Date and continuing on each anniversary of such date thereafter.

                                      EXHIBIT D

                                   PERMITTED LIENS

                                         NONE

                                      EXHIBIT E

                                  PERSONAL PROPERTY

                                      EXHIBIT F

                            ASSIGNMENT OF RENTS AND LEASES

          STATE OF ALABAMA    )
                                        KNOW ALL MEN BY THESE PRESENTS:
          JEFFERSON COUNTY    )

               THIS ASSIGNMENT OF RENTS AND LEASES (this "Assignment") is entered into as of _________ _____, 1996, by and between GRAND COURT LIFESTYLES, INC., a delaware corporation ("Assignor" or "Lessee") whose address for notice hereunder is One Executive Drive, Fort Lee, New Jersey 07024 and CAPSTONE CAPITAL CORPORATION, a Maryland corporation ("Assignee" or "Lessor"), whose address for notice hereunder is 1000 Urban Center Drive, Suite 630, Birmingham, Alabama 35242.

                                      WITNESSETH

                                      ARTICLE 1.
                                     DEFINITIONS
                                     -----------

               As used herein, the following capitalized terms used herein shall have the following meanings:

               "Credit Enhancements" means all security deposits, security interests, letters of credit, pledges, prepaid rent or other sums, deposits or interests, if any, held by Lessee with respect to the Property, the Tenant Leases or the tenants under the Tenant Leases.

               "Engineering Documents" means all site plans, surveys, soil and substrata studies, architectural drawings, plans and specifications, engineering plans and studies, floor plans, landscape plans, and other plans and studies that relate to the Land, the Improvements or the Fixtures and are in Lessee's possession or control.

               "Fixtures" means all permanently affixed equipment, machinery, fixtures, and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and built-in vacuum, cable transmission, oxygen and similar systems, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding any of Tenant's trade fixtures or other fixtures that a Tenant is permitted to remove pursuant to the applicable Tenant Lease.

               "Improvements" means all buildings, improvements, structures and Fixtures now or on the Closing Date located on the Land, including, without limitation, landscaping, parking lots and structures, roads, drainage and all above ground and underground utility structures, equipment systems and other so-called "infrastructure" improvements.

               "Land" means the real property more particularly described on Exhibit A attached hereto and made a part hereof, together
             ---------
          with all covenants, licenses, privileges and benefits thereto belonging, and any easements, rights-of-way, rights of ingress or egress or other interests of Lessee in, on, or to any land, highway, street, road or avenue, open or proposed, in, on, across, in front of, abutting or adjoining such real property including, without limitation, any strips and gores adjacent to or lying between such real property and any adjacent real property.

               "Lease" means that certain lease agreement of even date herewith between Lessor and Lessee.

               "License" has the meaning set forth in Section 3.1 hereof.

               "Obligations" means any and all of the indebtedness, liabilities, and other obligations made or undertaken by Lessee to Lessor or others as set forth in the Security Documents (hereinafter defined), the Lease and any lease, sublease or other form of conveyance or any other agreement pursuant to which Lessee is granted a possessory interest in the Property.

               "Obligation Documents" means any and all agreements, assignments and instruments (including any renewals, extensions, modifications or amendments thereof) evidencing, securing or pertaining to the Lease.

               "Property" means, collectively, the Improvements, the Credit Enhancements, the Engineering Documents and the Warranties.

               "Rents" means the immediate, absolute and continuing right to collect and receive all of the rents, income, receipts, revenues, proceeds, security and other types of deposits, issues and profits now due or which may become due or to which Lessee may now or shall hereafter (whether upon any applicable redemption period or otherwise) become entitled or may demand or claim, arising or issuing from or out of the Tenant Leases, or from or out of the Property or any part thereof (subject only to the limited license granted herein by Lessor to Lessee to so collect and receive the Rents), including, without limiting the generality of the foregoing, minimum rents, additional rents, parking maintenance charges or fees, tax and insurance contributions, proceeds of sale of electricity, gas, chilled and heated water and other utilities and services, deficiency rents and liquidated damages following default, premiums payable by any Tenant upon the exercise of a cancellation privilege provided for in a Tenant Lease and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Property.

               "Security Documents" means this Assignment, and any and all other documents now or hereafter executed by Lessee, or any other person or party, to evidence or secure the payment or performance and discharge of the Obligations, including, without limitation, the Lease.

               "Tenant Leases" means all leases, subleases and other rental agreements and guaranties thereof (written or verbal, now or hereafter in effect) that grant a possessory interest in and to occupy and enjoy all or any portion of the Property (save and except any and all leases, subleases or other agreements pursuant to which Lessor or Lessee is granted a possessory interest in the
          Land), including, without limitation, those certain tenant lease agreements and guaranties (herein so called) described on Exhibit
                                                                    -------
          B attached hereto and incorporated herein by reference for all
          -
          purposes, together with all the rights, power and authority of Lessee to execute, deliver, perform, enforce, alter, modify or supplement the terms of such leases and agreements or to surrender, cancel or terminate such leases and agreements without the prior written consent of Lessor, and together with any and all guarantees of any of the tenant's obligations under any of such leases. Any of the Tenant Leases are hereinafter referred to individually as a "Tenant Lease" and collectively as the "Tenant Leases".

               "Warranties" means all transferrable warranties, representations and guaranties with respect to the Property, whether express or implied, which Lessee now holds or under which Lessee is the beneficiary, including, without limitation, all of the representations, warranties and guaranties given and/or assigned to Lessee under the Tenant Leases.

                                      ARTICLE 2.
                                      ASSIGNMENT
                                      ----------

               Lessee, in consideration of the sum of $10.00, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby grant, sell, convey, assign, transfer, set over and deliver the Tenant Leases and the Rents unto this Lessor, to have and to hold the Tenant Leases and the Rents unto Lessor, and Lessee does hereby bind itself, its successors and assigns to warrant and defend the title to the Tenant Leases and the Rents unto Lessor against every person whomsoever lawfully claiming or to claim the name or any part thereof, by, through or under Lessee but not otherwise.

                                      ARTICLE 3.
                            LIMITED LICENSE, CONTINUATION
                            AND TERMINATION OF ASSIGNMENT
                            -----------------------------

               3.1  Limited License.
                    ---------------
          Lessee shall have the right under a limited license (the "License") which may be revoked by Lessor pursuant to the terms of Section 7.1, to collect upon, but not prior to accrual, all of the Rents and Lessee shall receive the Rents and hold the same, as well as the right and license to receive the Rents, as a trust fund to be applied, and Lessee hereby covenants to apply the Rents, to the payment, satisfaction and discharge of the Obligations then due, including specifically, but without limitation, to the payment of taxes and assessments upon the Property before payment of penalty or interest are due thereon, to the cost of such insurance then due, maintenance and repairs as may be required by the terms of the Security Documents and in satisfaction of all obligations under the Tenant Leases then due; all prior to the application by Lessee of the Rents for any other purposes. The License shall also include the right of Lessee to execute, deliver, perform, enforce, alter, modify, change or supplement the terms of the Tenant Leases and to surrender, cancel or terminate such Tenant Leases without the prior written consent of Lessor except for any of the Tenant Leases executed, modified or supplemented after the date hereof whose term (including any possible extensions on the part of the applicable Tenant) extends beyond the Term of the Lease. Thereafter, so long as there exists no Event of Default hereunder or under any of the Security Documents, Lessee may use the Rents in any manner not inconsistent with the Security Documents. Upon the sale and conveyance by Lessor or its successors or assigns of the title to the Property, all right, title, interest and power granted under the License granted herein shall be automatically continued subject to the terms and conditions of the Lease and any of the other Security Documents.

               3.2  Continuation and Termination of Assignment.
                    ------------------------------------------
          Upon final payment, performance and discharge in full of the Obligations, this Assignment shall become and be void and of no force or effect. Written demand by Lessor delivered to any Tenant for payment of the Rents by reason of the occurrence of any Event of Default claimed by Lessor, and the then existence thereof, shall be sufficient evidence of each such Tenant's obligation and authority to make all future payments of the Rents to Lessor without the necessity for further consent by Lessee.

               3.3  Permitted Contests.
                    ------------------
          Lessee, after ten days' prior written notice to Lessor, on its own or on Lessor's behalf (or in Lessor's name), but at Lessee's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any of the Obligations which is required to be paid or discharged by Lessee pursuant to the terms of Section 3.1 pursuant to the terms and conditions of
          Article XI of the Lease; provided that nothing contained herein shall be construed to permit Lessee to contest the payment of the rent or any other sums payable by Lessee to Lessor under the Lease.

                                      ARTICLE 4.
                            WARRANTIES AND REPRESENTATIONS
                            ------------------------------

               Lessee hereby unconditionally warrants and represents to Lessor as follows:

               4.1  Ownership of Tenant Leases and the Rents.
                    ----------------------------------------
          Subject to the terms of the Lease, Lessee has good title to the Tenant Leases not previously transferred or assigned to Lessor and the Rents and has all requisite right, power and authority to assign such Tenant Leases and the Rents to Lessor, and no other person, firm or corporation has any right, title or interest therein.

               4.2  No Default.
                    ----------
          Lessee has duly and punctually performed, all and singular, the terms, covenants, conditions and warranties of the Tenant Leases on Lessee's part to be kept, observed and performed; and, to the best of Lessee's knowledge, the Tenants thereunder are not in material default of any of the terms or provisions of the respective Tenant Leases.

               4.3  No Modification of the Tenant Leases or Anticipation or
                    -------------------------------------------------------
          Hypothecation of the Rents.
          --------------------------
          The Tenant Leases are valid and unmodified, except as indicated herein, and remain in full force and effect; Lessee has not previously sold, assigned, transferred, or pledged the Tenant Leases or the Rents, or any part thereof, whether now due or hereafter to become due, except for the sales, assignments, transfers, mortgages and pledges for which Lessee has heretofore obtained a full release; the Rents now due, or to become due, for any periods subsequent to the date hereof have not been collected and that payment thereof has not been anticipated, waived or released, discounted, set off or otherwise discharged or compromised; and Lessee has not received any funds or deposits from any Tenant for which credit has not already been made on account of the accrued Rents.

                                      ARTICLE 5.
                                AFFIRMATIVE COVENANTS
                                ---------------------

               Lessee hereby unconditionally covenants and agrees with Lessor as follows:

               5.1  Performance.
                    -----------
          Lessee shall observe, perform and discharge, duly and punctually, all and singular, the obligations, terms, covenants, conditions and warranties of the Tenant Leases to be observed, performed or discharged by landlord thereunder; and Lessee shall promptly deliver to Lessor any notices received with respect to the Tenant Leases alleging any failure on the part of the Lessee to observe, perform and discharge the same.

               5.2  Notification to Tenants.
                    -----------------------
          Upon written request by Lessor, Lessee shall notify and direct, in writing, such and every present or future Tenant that any Credit Enhancement delivered to Lessee by such Tenant shall be retained by Lessee but assigned to Lessor.

               5.3  Enforcement.
                    -----------
          Lessee shall enforce or secure in the name of Lessee the performance of each and every obligation, term, covenant, condition and agreement in the Tenant Leases by any Tenant to be performed, and Lessee shall appear in and defend any action or proceeding arising under, occurring out of or in any manner connected with the Tenant Leases or the obligations, duties or liabilities of Lessee and any Tenant thereunder, and upon request by Lessor, Lessee will do so in the name and on behalf of Lessor, but at the expense of Lessee, and Lessee shall pay all costs and expenses of Lessor, including reasonable attorneys' fees and disbursements, in any action or proceeding in which Lessor may appear.

               5.4  Anticipation or Hypothecation of the Rents.
                    ------------------------------------------
          Lessee hereby covenants and agrees (a) upon and after an Event of Default hereunder or under any of the Security Documents and while the same shall continue, to give to Lessor duplicate notice of each default by each Tenant and copies of any and all notices and communications received from any Tenant promptly upon delivery or receipt thereof; (b) to comply with the terms and provisions of each Tenant Lease; (c) not to assign, transfer, pledge, mortgage or otherwise encumber any Tenant Lease; (d) not to assign, transfer, pledge, mortgage or otherwise encumber any Rents; (e) not to collect, accept from any Tenant, or permit any Tenant to pay any Rents for more than one month in advance (whether in cash or by evidence of indebtedness); (f) except in the ordinary course of business and in accordance with past practice and custom, not to waive, excuse, condone, discount, set-off, compromise or in any manner release or discharge any Tenant of and from any obligations, covenants, conditions or agreements to be kept, observed or performed by such Tenant, under and in accordance with the terms of the respective Tenant Lease; and (g) not to enter into any Tenant Lease or amend, modify, extend or renew any Tenant Lease for a time period extending beyond the term of the Lease, without prior written approval of Lessor, which approval shall not be unreasonably withheld.

               5.5  Delivery of the Tenant Leases; Further Acts and
                    -----------------------------------------------
          Assurance.
          ---------
          Until the Obligations secured hereby have been paid in full, performed and discharged, Lessee shall enter into only leases of the Property in a form approved in writing by Lessor and shall upon the written request of Lessor deliver executed copies of all existing and all other and future Tenant Leases when executed upon all or any part of the Property and will transfer and assign such other and future Tenant Leases upon the same terms and conditions as herein contained, and Lessee hereby covenants and agrees to make, execute and deliver to Lessor, upon demand and at any time or times, any and all assignments and other documents and instruments which Lessor may deem advisable to carry out the true purpose and intent of this Assignment.

                                      ARTICLE 6.
                                  EVENTS OF DEFAULT
                                  -----------------

               The term "Event of Default", as used herein, shall mean the occurrence or happening, at any time and from time to time, of any one or more of the following:

               6.1  Performance of Obligations.  If Lessee shall fail,
                    --------------------------
          refuse or neglect to perform and discharge fully and timely any of its obligations hereunder and such failure is not cured by Lessee within a period of 30 days after receipt by Lessee of written notice thereof from Lessor, unless such failure cannot with due diligence be cured within a period of 30 days, in which case such failure shall not be deemed to continue if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof (as soon as reasonably possible).

               6.2  Security Documents.  The occurrence of any Event of
                    ------------------
          Default under and as defined in the Lease or any other of the Security Documents.

                                      ARTICLE 7.
                                       REMEDIES
                                       --------

               7.1  Remedies.  Upon or any time after the occurrence, and
                    --------
          during the continuance thereof, of an Event of Default hereunder, Lessor, at its option, shall have the complete right, power and authority hereunder, then or thereafter until the Event of Default is cured, to exercise and enforce any or all of the following rights and remedies set out in this Article 7:

               (a) To terminate the License and then and thereafter, without taking possession of the Property, to the extent permitted by law, in Lessee's own name, to demand, collect, receive, sue for, attach and levy the Rents and give proper receipts, releases and acquittances therefor, and after deducting all necessary and proper costs and expenses of operation and collection, as determined by Lessor, including reasonable attorneys' fees, and apply the net proceeds thereof, together with any funds of Lessee deposited with Lessor, in reduction or repayment of the Obligations in such order of priority as Lessor may, in its sole discretion, determine in accordance with applicable law;

               (b) To declare the Lease in default and, at its option, exercise all of the rights and remedies contained in the Lease or any other of the Security Documents;

               (c) Without regard to the adequacy of the security, with or without any action or proceeding through any person or by any agent, or by the trustee under any deed of trust included among the Security Documents, or by a receiver to be appointed by a court of competent jurisdiction, and irrespective of Lessee's possession, then or thereafter to enter upon, take possession of, manage and operate the Property or any part thereof; make, modify, enforce, cancel or accept surrender of a Tenant Lease now in effect or hereafter in effect on the Property or any part thereof; remove and evict any Tenant (subject to the provisions of any non-disturbance and attornment agreement entered into by and between Lessor and any Tenant); increase or decrease the Rents under a Tenant Lease; decorate, clean and repair, and otherwise do any act or incur any cost or expense which Lessor may deem reasonably necessary to protect the status and value of the Property as fully and to the same extent as Lessee could do if in possession thereof; and in such event, to apply the Rents so collected to the operation and management of the Property, but in such order or priority as Lessor shall deem proper, and including the payment of reasonable management, brokerage and attorneys' fees and disbursements, and payment of the Obligations and to the establishment and maintenance, without interest, of a reserve for replacements; and

               (d) Any other remedy available to Lessor at law or in equity.

               7.2  Exculpation of Lessor.  The acceptance by Lessor of
                    ---------------------
          this Assignment, with all of the rights, powers, privileges and authority created hereby, shall not, prior to entry upon and taking possession of the Property by Lessor, be deemed or construed to constitute Lessor a "mortgagee in possession", nor thereafter or at any time or in any event obligate Lessor to take any action hereunder or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under a Tenant Lease or to assume any obligation or responsibility for any security deposits or other deposits delivered to Lessee by a Tenant and not assigned and delivered to Lessor, nor shall Lessor be liable in any way for any injury or damage to persons or property sustained by any person, firm or corporation in or about the Property not attributable to the negligence or fault of Lessor, its agents or affiliates.

               7.3  No Waiver or Election of Remedies.
                    ---------------------------------

               (a)  Waiver.  Neither the collection of the Rents and
                    ------
          application as provided for in this Assignment nor the entry upon and taking possession of the Property by Lessor shall be deemed to cure or waive any Event of Default or waive, modify or affect any notice of default under any Security Document or invalidate any act done pursuant to any such notice. If Lessor shall thereafter elect to discontinue the exercise of any such right or remedy hereunder, such right or remedy may be reasserted at any time and from time to time following any subsequent Event of Default.

               (b)  Election of Remedies.  The failure of Lessor to assert
                    --------------------
          any of the terms, covenants or conditions of this Assignment for any period of time or at any time or times shall not be construed or deemed to be a waiver of any such right, and nothing herein contained nor anything done or omitted to be done by Lessor pursuant to this Assignment shall be deemed to be an election of remedies or a waiver by Lessor of any of its rights and remedies under any other Security Document or under the law. The right of the Lessor to collect and enforce the payment and performance of the Obligations and to enforce any security therefor may be exercised by the Lessor either prior to or simultaneously with or subsequent to any action taken hereunder.

               7.4  Appointment of Attorney-in-Fact.  Upon and following
                    -------------------------------
          the occurrence of an Event of Default remaining uncured, Lessee hereby constitutes and appoints Lessor the true and lawful attorney-in-fact, coupled with an interest, of Lessee and in the name, place and stead of Lessee to demand, sue for, attach, levy, recover and receive any premium or penalty payable upon the exercise by a Tenant under a Tenant Lease of a privilege of cancellation originally provided in such Tenant Lease and to give proper receipts, releases and acquittances therefor and, after deducting expenses of collection, to apply the net proceeds as a credit upon any portion of the Obligations selected by Lessor, notwithstanding the fact that such portion of the Obligations may not then be due and payable or that such portion of the Obligations is otherwise adequately secured; and Lessee does hereby authorize and direct any such Tenant to deliver such payment to Lessor in accordance with this Assignment, and Lessee hereby ratifies and confirms that Lessor, as attorney-in-fact, shall do or cause to be done by virtue of the powers granted hereby. Under the circumstances referred to in this Section 7.4, the foregoing appointment is irrevocable and continuing, and such rights, powers and privileges shall be exclusive in Lessor, its successors and assigns, so long as any part of the Obligations secured hereby remain unpaid and undischarged.

                                      ARTICLE 8.
                                    MISCELLANEOUS
                                    -------------

               8.1  Name of Facility.  Lessee intends to call and market
                    ----------------
          the Facility under the name "Grand Court - [name of the geographic area]." Lessor agrees that it does not have and never will have any right, title or interest in such name, or any name similar thereto, and shall never use the same.

               8.2  Performance at Lessee's Expense.  The cost and expense
                    -------------------------------
          of performing or complying with any and all of the Obligations shall be borne solely by Lessee, and no portion of such cost and expense shall be, in any way and to any extent credited against any installment on or portion of the Obligations.

               8.3  Survival of Obligations.  Each and all of the
                    -----------------------
          Obligations shall survive that execution and delivery of the Security Documents and the consummation of the transaction called for therein, and shall continue in full force and effect until the Obligations shall have been paid and performed in full.

               8.4  Further Assurances.  Lessee, upon the request of
                    ------------------
          Lessor, will execute, acknowledge, deliver and record and/or file such further instruments and do such further acts as may be necessary, desirable or proper to carry out more effectively the purpose of the Security Documents and to subject to the liens and security interests thereof any property intended by the terms thereof to be covered thereby, including specifically, but without limitation, any renewals, substitutions, replacements, modifications or amendments to the Tenant Leases.

               8.5  Recording and Filing.  Lessee will cause the Security
                    --------------------
          Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and refiled in such manner and in such places as Lessor shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

               8.6  Notices.  Any notices, demands, approvals and other
                    -------
          communications provided for in this Assignment shall be in writing and shall be delivered by telephonic facsimile, overnight air courier, personal delivery or registered or certified U.S. Mail with return receipt requested, postage paid, to the appropriate party at its address as follows:

                    If to Lessor:

                    CAPSTONE CAPITAL CORPORATION
                    1000 Urban Center Drive, Suite 630
                    Birmingham, Alabama  35242
                    Attention:  Mr. John W. McRoberts
                    Telephone:  (205) 967-2092
                    Telecopy:  (205) 967-9066

                    with a copy to:

                    Thomas A. Ansley, Esq.
                    Sirote & Permutt, P. C.
                    2222 Arlington Avenue
                    Birmingham, Alabama  35205
                    Telephone:  (205) 930-5300
                    Telecopy:  (205) 930-5301

                    If to Lessee:

                    GRAND COURT LIFESTYLES, INC.
                    One Executive Drive
                    Fort Lee, New Jersey  07024
                    Attention:  Mr. Paul Jawin
                    Telephone:  (201) 947-7322
                    Telecopy:  (201) 947-6663

                    with a copy to:

                    Robert W. Strauss, Esq.
                    Strasburger & Price, L.L.P.
                    901 Main Street, Suite 4300
                    Dallas, Texas  75202
                    Telephone:  (214) 651-4629
                    Telecopy:  (214) 651-4330

               Addresses for notice may be changed from time to time by written notice to all other parties. Any communication given by mail will be effective (i) upon the earlier of (a) three business days following deposit in a post office or other official depository under the care and custody of the United States Postal Service or (b) actual receipt, as indicated by the return receipt; (ii) if given by telephone facsimile, when sent; and
          (iii) if given by personal delivery or by overnight air courier, when delivered to the appropriate address set forth.

               8.7  Successors and Assigns.  All of the terms of the
                    ----------------------
          Security Documents shall apply to, be binding upon and inure to the benefit of the parties hereto, their successors, assigns, heirs and legal representatives, and all other persons claiming by, through or under them.

               8.8  No Waiver; Severability.  Any failure by Lessor to
                    -----------------------
          insist, or any election by Lessor not to insist, upon strict performance by Lessee of any of the terms, provisions or conditions of the Security Documents shall not be deemed to be a waiver of same or any other terms, provisions or conditions thereof, and Lessor shall have the right at any time or times thereafter to insist upon strict performance by Lessee of any and all such terms, provisions and conditions. The Security Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable legal requirements. If any provision of any of the Security Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of the instrument in which such provision to other persons or circumstances nor the other instruments referred to herein shall be affected thereby, but rather, shall be enforced to the greatest extent permitted by law.

               8.9  Entire Agreement and Modification.  This Assignment
                    ---------------------------------
          contains the entire agreement between the parties relating to the subject matter hereof and thereof, and all prior agreements relative thereto which are not contained herein or therein are terminated. This Assignment may not be amended, revised, waived, discharged, released or terminated orally, but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

               8.10 Counterparts.  This Assignment may be executed in any
                    ------------
          number of counterparts, each of which shall be an original, but all of which together shall constitute but one instrument.

               8.11 Applicable Law.  The Security Documents shall be
                    --------------
          governed by and construed according to the laws of the State of Alabama from time to time in effect except to the extent preempted by United States federal law. It is expressly stipulated and agreed to be the intent of Lessee and Lessor at all times to comply with applicable law now or hereafter governing any interest payable under the Lease, including any notes evidencing the Obligations or any part thereof. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under any of the Security Documents, or if Lessor's exercise of the option to accelerate the maturity of the Obligations or if any prepayment by Lessee results in Lessee having paid any interest in excess of that permitted by law, then it is Lessee's and Lessor's express intent that all excess amounts theretofore collected by Lessor be credited on the principal balance of the Obligations (or, if the Obligations have been paid in full, refunded to Lessee), and the provisions of the Security Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lessor for the use, forbearance or detention of the Obligations shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest on account of such Obligations does not exceed the usury ceiling from time to time in effect and applicable to the Obligations so long as debt is outstanding thereunder.

               8.12 Headings.  The Article, Paragraph and Subparagraph
                    --------
          entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Paragraphs or Subparagraphs.

               EXECUTED as of the date first above written, to be effective as of the date first above written.

                                             LESSOR:

                                             CAPSTONE CAPITAL CORPORATION
                                             a Maryland corporation


                                             ______________________________
                                                    John W. McRoberts
                                                        President


                                             LESSEE

                                             GRAND COURT LIFESTYLES, INC.
                                             a Delaware corporation


                                             By____________________________

                                             Its___________________________



          STATE OF ALABAMA    )
                              :
          JEFFERSON COUNTY    )

               I, the undersigned authority, a Notary Public in and for said county in said state, hereby certify that John W. McRoberts, whose name as President of CAPSTONE CAPITAL CORPORATION, a Maryland corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

               GIVEN under my hand and seal, this _____ day of ____________________, 1996.


          [ NOTARIAL SEAL ]                       _________________________
                                                        Notary Public

                                             My Commission Expires_________

          STATE OF __________ )
                              :
          __________ COUNTY   )

               I, the undersigned authority, a Notary Public in and for said county in said state, hereby certify that ________________________________, whose name as
          ________________________ of GRAND COURT LIFESTYLES, INC., a
          delaware corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said company.

               GIVEN under my hand and seal, this _____ day of ____________________, 1996.


          [ NOTARIAL SEAL ]                       _________________________
                                                        Notary Public

                                             My Commission Expires_________

                                      EXHIBIT A

                                 PROPERTY DESCRIPTION